                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY
                                                                  --------------


                             COGENERATION FACILITY

                      OPERATION AND MAINTENANCE AGREEMENT

                         DATED AS OF NOVEMBER 1, 1998

                                    BETWEEN

                        PROJECT ORANGE ASSOCIATES, L.P.

                                      AND

                        GE ENERGY PLANT OPERATIONS, INC.

                               TABLE OF CONTENTS

Article I
      Definitions.....................................................................  1

Article II
      Engagement of GE and Description of Services....................................  8

        Section 2.01 - Operation and Routine Maintenance of Facility..................  8

        Section 2.02 - Certain Requirements Applicable to the Operation and
                  Maintenance of the Existing Facility and the Site...................  9

        Section 2.03 - Certain Requirements Applicable to the Operation and
                  Maintenance of the Pipeline and Right of Way........................ 10

        Section 2.04 - Repair and Overhaul of the Gas Turbine Packages................ 11

        Section 2.05 - Liens.......................................................... 12

        Section 2.06 - Personnel Standards............................................ 12

        Section 2.07 - GE Plant Manager............................................... 12

        Section 2.08 - Training....................................................... 12

        Section 2.09 - Preventive Maintenance Program................................. 12

        Section 2.10 - Inventory System............................................... 13

        Section 2.11 - Operation and Maintenance Procedures........................... 13

        Section 2.12 - Administrative Procedures Manuals.............................. 13

        Section 2.13 - Warranty and Insurance Claims.................................. 13

        Section 2.14 - Procurement and Inventories.................................... 13

        Section 2.15 - Coordination with Electric Utility, ISO and Steam User......... 14

        Section 2.16 - Emergency...................................................... 15

        Section 2.17 - Claims and Litigation.......................................... 15

        Section 2.18 - Permits and Other Governmental Approvals....................... 15

        Section 2.19 - Recalibrations................................................. 15

                               TABLE OF CONTENTS

        Section 2.20 - Major System Repairs and Insured Losses........................ 15

        Section 2.21 - Review and Administration of Agreements........................ 16

        Section 2.22 - Inspections.................................................... 16

        Section 2.23 - Hazardous Substances........................................... 16

        Section 2.24 - Other.......................................................... 16

        Section 2.25 - Limitation on GE's Authority................................... 16

        Section 2.26 - Affiliate Matters.............................................. 17

        Section 2.27 - No Disruption of Steam User's Operations....................... 17

        Section 2.28 - Site Access.................................................... 17

        Section 2.29 - Liability for Payments......................................... 17

        Section 2.30 - Alteration of Facility......................................... 17

Article III
      POA Obligations................................................................. 18

        Section 3.01 - General........................................................ 18

        Section 3.02 - Information.................................................... 18

        Section 3.03 - Sale of Electricity and Cogeneration Services.................. 18

        Section 3.04 - POA Representative............................................. 18

        Section 3.05 - Fuels and Utilities............................................ 18

        Section 3.06 - Procurement.................................................... 18

        Section 3.07 - Annual Management Audit........................................ 18

        Section 3.08 - Leased Engine Program.......................................... 19

        Section 3.09 - Liens.......................................................... 19

        Section 3.10 - Access......................................................... 19

        Section 3.11 - General, Office and Maintenance Facilities..................... 19

                               TABLE OF CONTENTS

        Section 3.12 - Spare Parts.................................................... 19

Article IV
      Budgets, Procedures, Plans and Reporting........................................ 19

        Section 4.01 - POA Administrative Procedures Manual........................... 19

        Section 4.02 - POA Operation and Maintenance Procedures Manual................ 20

        Section 4.03 - Training Plan.................................................. 20

        Section 4.04 - Annual Budget and Operating Plan............................... 20

        Section 4.05 - Accounts and Reports........................................... 21

        Section 4.06 - Changes to Annual Budget and Annual Operating Plan............. 23

Article V
      Compensation and Payment........................................................ 24

        Section 5.01 - Payments to GE................................................. 24

        Section 5.02 - Reimbursable Expenses.......................................... 25

        Section 5.03 - Payroll Cost................................................... 25

        Section 5.04 - Training Expenses.............................................. 25

        Section 5.05 - Relocation Expenses............................................ 25

        Section 5.06 - Subcontractor Expenses......................................... 26

        Section 5.07 - Taxes.......................................................... 26

        Section 5.08 - Handling Fee................................................... 26

        Section 5.09 - Costs for Consumables and Parts and Tools...................... 26

        Section 5.10 - Fired-Hour Fee................................................. 27

        Section 5.11 - Spare Parts Fee................................................ 27

        Section 5.12 - Operating Fee.................................................. 27

        Section 5.13 - Interest....................................................... 27

                               TABLE OF CONTENTS

        Section 5.14 - Accounting and Audit Rights.................................... 27

        Section 5.15 - Disputed Payments.............................................. 28

        Section 5.16 - Escalation..................................................... 28

Article IV
      Term ........................................................................... 29

        Section 6.01 - Term........................................................... 29

        Section 6.02 - Renewal.......................................................  29

        Section 6.03 - Facility Condition at End of Term.............................. 29

        Section 6.04 - Liabilities Accrued as of the End of Term...................... 30

Article VII
      Events of Default and Termination............................................... 30

        Section 7.01 - GE Events and Default.......................................... 30

        Section 7.02 - POA Events of Default.........................................  32

        Section 7.03 - Notice of Termination.......................................... 33

        Section 7.04 - Force Majeure.................................................. 33

        Section 7.05 - Repair and Overhaul Obligations after Termination.............. 34

Article VIII
      Insurance....................................................................... 34

        Section 8.01 - Coordination of Insurance...................................... 34

        Section 8.02 - Certificates; Proof of Loss...................................  34

        Section 8.03 - No Limitation on Liability..................................... 34

Article IX
      Indemnification................................................................. 34

        Section 9.01 - By GE.......................................................... 34

        Section 9.02 - By POA......................................................... 35

                               TABLE OF CONTENTS

Article X
      Liabilities of the Parties...................................................... 35

        Section 10.01 - No Consequential Damages...................................... 35

        Section 10.02 - Limitation of Liabilities..................................... 36

Article XI
      Dispute Resolution.............................................................. 36

        Section 11.01 - Arbitration................................................... 36

        Section 11.02 - Demand for Arbitration.......................................  36

        Section 11.03 - Qualifications................................................ 36

        Section 11.04 - Decisions Final............................................... 36

        Section 11.05 - Compensation of Arbitrator.................................... 36

        Section 11.06 - Performance to Continue....................................... 36

        Section 11.07 - Agreement Controlling......................................... 36

Article XII
      Confidentiality................................................................. 37

        Section 12.01 - Nondisclosure................................................. 37

        Section 12.02 - Permitted Disclosure.........................................  37

        Section 12.03 - Term.......................................................... 37

Article XIII
      Title, Documents and Data....................................................... 37

        Section 13.01 - Materials and Equipment....................................... 37

        Section 13.02 - Documents....................................................  37

        Section 13.03 - Proprietary Information....................................... 38

Article XIV
      Miscellaneous Provisions........................................................ 38

        Section 14.01 - Assignment.................................................... 38

                               TABLE OF CONTENTS

        Section 14.02 - Cooperation in Financing...................................... 38

        Section 14.03 - Access........................................................ 38

        Section 14.04 - Independent Contractor........................................ 39

        Section 14.05 - Not for Benefit of Third Parties.............................. 39

        Section 14.06 - Force Majeure................................................. 39

        Section 14.07 - Amendments...................................................  39

        Section 14.08 - Survival...................................................... 39

        Section 14.09 - No Waiver..................................................... 40

        Section 14.10 - Notices....................................................... 40

        Section 14.11 - Representations and Warranties................................ 41

        Section 14.12 - Counterparts.................................................. 42

        Section 14.13 - Governing Laws................................................ 42

        Section 14.14 - Partial Invalidity...........................................  42

        Section 14.15 - Captions, Exhibits and the Table of Contents.................. 42

        Section 14.16 - Entire Agreement.............................................. 42

        Section 14.17 - Conflicting Provisions.......................................  42

        Section 14.18 - Successors and Assigns........................................ 42

        Section 14.19 - Opinion of Counsel............................................ 42

        Section 14.20 - Performance During Legal Proceedings.......................... 42

        Section 14.21 - Joint Effort.................................................  42

        Section 14.22 - Disclaimer of Warranties...................................... 42

        Section 14.23 - Standard of Reasonableness.................................... 43

                               TABLE OF CONTENTS

Article XV
      Maintenance of Inventory of Consumables and Parts and Tools..................... 43

        Section 15.01 - Maintenance of Inventory of Consumables and
               Parts and Tools........................................................ 43

Exhibit A-1 - Minimum Repair and Maintenance Requirements for the Existing Plant

Exhibit A-2 - Minimum Operating Requirements for the Existing Plant

Exhibit B - Minimum Pipeline Maintenance Requirements

Exhibit C - Organization Chart

Exhibit D - Budget for First Operating Year

Exhibit E - Insurance

Exhibit F - Gas Turbine Package Diagram

Exhibit G - LM5000 Lease Engine Program

Exhibit H - Maintenance Schedule

Schedule 1 - Initial Inventory of Spare Parts

Schedule 2 - Proprietary Documents

Schedule 3 - Approved Contractors

Schedule 4 - Termination Fee

                             COGENERATION FACILITY
                      OPERATION AND MAINTENANCE AGREEMENT

This COGENERATION FACILITY OPERATION AND MAINTENANCE AGREEMENT (the "Agreement") is made and entered into as of November 1, 1998, by and between PROJECT ORANGE ASSOCIATES, L.P., a Delaware limited partnership ("POA"), and GE Energy Plant Operations, Inc., a Delaware corporation ("GE", and together with POA, each a "Party" and collectively the "Parties").

                                   RECITALS

WHEREAS, POA owns a cogeneration facility in Syracuse, New York;

WHEREAS, POA and Stewart & Stevenson Operations, Inc., a Delaware corporation "SSOI", entered into an 80MW Facility Operation and Maintenance Agreement, dated as of April 5, 1991 (the "Prior Agreement"), under which GE, as SSOI's assignee, operated, maintained and repaired POA's cogeneration facility prior to November 1, 1998;

WHEREAS, in connection with the acquisition by General Electric Company of the gas turbine division of Stewart & Stevenson Services, Inc., SSOI assigned the Prior Agreement to GE and GE assumed the obligations of SSOI thereunder;

WHEREAS, POA and GE have terminated the Prior Agreement, effective as of the Commencement Date, as defined herein;

WHEREAS, POA desires to engage GE to continue to operate, maintain and repair POA's cogeneration facility on and after the Commencement Date on the terms and conditions set forth herein; and

WHEREAS, GE desires to so continue to operate, maintain and repair POA's cogeneration facility on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                            ARTICLE I - DEFINITIONS

As used herein, the following terms shall have the indicated definitions:

"Additional Starts" shall have the meaning assigned to such term in Section
 -----------------
5.10.

"Affiliate" shall mean, when used with reference to a specified Person, any
 ---------
other Person which directly or indirectly controls or is controlled by or is under common control with the specified Person. For purposes of the foregoing, "control", "controlled by" and "under common control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Annual Budget" shall have the meaning assigned to such term in Section 4.04
 -------------

"Annual Operating Plan" shall have the meaning assigned to such term in Section
 ---------------------
4.04.

"Change" shall have the meaning assigned to such term in Section 4.06.
 ------

"Change in Law" shall mean amendments, modifications or changes in existing
 -------------
Legal Requirements, including changes in the enforcement or application of Legal Requirements, or the enactment of any new Legal Requirement.

"Change Order" shall have the meaning assigned to such term in Section 4.06.
 -------------

"Change Order Budget Statement" shall have the meaning assigned to such term in
 -----------------------------
Section 4.06.

"Commencement Date" shall mean November 1, 1998.
 -----------------

"Constructor" shall mean Century Contractors West, Inc., as the engineering,
 -----------
procurement and construction contractor for the Facility pursuant to the Amended and Restated Cogeneration Facility Turnkey Construction Contract, dated as of April 5, 1991, as amended.

"Consumables" shall mean lubricants, chemicals, fluids, oils, supplies, filters,
 -----------
fittings, connectors, seals, gaskets, hardware, wires and other such materials (other than Parts and Tools and Spare Parts) needed in the normal course of the operation, maintenance and repair of the Facility.

"Consumer Price Index" shall mean the Consumer Price Index for All Urban
 --------------------
Consumers For All Items, as published in Table 1 in the United States Department of Labor, Bureau of Labor Statistic's monthly publication, CPI Detailed Report, and as adjusted after initial publication, if applicable, or if such index is no longer published or the method of computation thereof is substantially modified, a mutually agreeable alternative index.

"Default Rate" shall mean a rate per annum equal to the lesser of: (i) the rate
 ------------
publicly announced by Citibank, N.A. as its prime lending rate plus two percent (2%) or (ii) the maximum rate that can be charged under applicable law.

"Directed Starts" shall mean all successful starts of each gas turbine, except
 ---------------
starts which (i) follow outages which are scheduled or planned for maintenance, repairs or overhauls, or (ii) result from the negligence or willful misconduct of GE or a failure of GE to perform its obligations hereunder.

"Disapproved Contractor" shall have the meaning assigned to such term in Section
 ----------------------
2.20(c).

"Electric Utility" shall mean Niagara Mohawk Power Corporation and its
 ----------------
successors and assignees.

"Electric Utility Interconnection" shall mean the electrical interconnection
 --------------------------------
between the Facility and the Electric Utility's transmission system.

"EM&CP" shall mean the Environmental Management and Construction Plan, as
 -----
amended from time to time, contemplated by the Pipeline Order.

"Emergency" shall mean any occurrence that requires, in the reasonable judgment
 ---------
of POA or GE, as the case may be, immediate action and which (i) constitutes a serious hazard to the safety of persons or property, or (ii) may materially interfere with the safe, economical, lawful or environmentally-sound operation of the Facility.

"Equipment" shall mean the items of machinery, systems, and electrical and
 ---------
electronic components which comprise the Facility.

"Excess Liabilities" shall have the meaning assigned to such term in Section
 ------------------
2.01 (d)

"Excess Starts" shall have the meaning assigned to such term in Section 5.10.
 -------------

"Existing Plant" shall mean the Steam User's steam generation facility
 --------------
consisting principally of four gas and oil fired steam boilers and related apparatus, equipment and structures, including the gas house, underground oil storage tanks and the facilities known as the Alto Plant and the Riley Plant and the land on which it is located at 500 E. Taylor Street in the City of Syracuse, N.Y.

"Facility" shall mean: (i) POA's cogeneration facility for the production of
 --------
steam and electric power located in Syracuse, N.Y. consisting of the two (2) LM5000 gas turbines, process water treatment, related gas pipeline, steam and electric handling installations and buildings and structures; (ii) all steam, water and condensate lines, apparatus and equipment necessary or appropriate for the supply of steam from the cogeneration facility to the Steam User's steam system: (iii) all fuel lines, gas lines and electric transmission lines within the Site (excluding all such items owned by any public utility); (iv) any related apparatus necessary or appropriate for the operation of the cogeneration facility; (v) the Existing Plant; (vi) the Pipeline; (vii) the Site; and (viii) the Right-of-Way.

"Facility Agreements" shall mean collectively, as amended from time to time (i)
 -------------------
this Agreement; (ii) the PPA and each other agreement that POA enters into for the sale of electricity; (iii) the Steam Agreement; (iv) the Site Lease; (v) the Interconnection Agreement; (vi) the Gas Transportation Agreement; (vii) the Gas Purchase Agreement; and (viii) the Operating Agreement.

"Fired Hour Fee" shall have the meaning assigned to such term in Section 5.10.
 --------------

"Force Majeure" shall mean an event or occurrence which is beyond the reasonable
 -------------
control of the affected Party including: (i) acts of God; (ii) Changes in Law;
(iii) acts of war (whether or not declared), civil violence or disobedience, sabotage or insurrection; (iv) floods, hurricanes, monsoons, earthquakes, lightning, hail or other natural disasters; (v) explosions or fires; (vi) accidents in transportation; (vii) injunctions or other interference through action of a court; (viii) strikes, lockouts, walkout or similar labor disturbance; (ix) a shortage or curtailment of utility service; or (x) the fault, negligence, gross negligence, or willful misconduct of the other Party or a third party not within the reasonable control of the affected Party; provided however, that an event of Force Majeure shall not include (i) the inability of a Party to meet its payment obligations, including an inability to obtain financing for any obligations to be carried out hereunder; (ii) the economic hardship of a Party or changes in market conditions; (iii) any strike, lockout, walkout or similar labor disturbance limited to the affected Party's personnel;
(iv) an event or occurrence or the consequences of any event or occurrence which are caused by or result from the fault, negligence, gross negligence or willful misconduct of the affected Party or a third party within the reasonable control of the affected Party; or (v) an event or occurrence or the consequences of any event or occurrence which the affected Party could have reasonably foreseen and avoided.

"GE" shall have the meaning assigned to such term in the first paragraph hereof.
 --

"GE Event of Default" shall have the meaning assigned to such term in Section
 -------------------
7.01

"GE Indemnified Parties" shall have the meaning assigned to such term in Section
 ----------------------
9.02.

"Gas Purchase Agreement" shall mean the Restated Gas Sale and Purchase
 ----------------------
Agreement, dated April 18, 1991, by and among POA, Noranda, Inc. and Canadian Hunter Exploration Ltd., as amended.

"Gas Transportation Agreement" shall mean the Gas Transportation Agreement,
 ----------------------------
dated as of November 19, 1987, between Tennessee Gas Pipeline Company, a division of Tennessee, Inc. and Gas Alternative Systems, Inc., as assigned to POA and amended.

"Gas Turbine Packages" shall mean the two LM5000 gas turbines included in the
 --------------------
Facility, together with the respective Brush generators, lube oil system and equipment, start-up system and equipment, fuel and steam control valves and systems and all auxiliary systems, equipment and enclosures associated with the foregoing and designated as being included in the Gas Turbine Packages in Exhibit F.

"Governmental Person" shall mean any Federal, state, county, municipal or other
 -------------------
governmental authority, any political subdivision or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body or entity, or other regulatory bureau, authority, body or entity.

"Insured Loss" shall have the meaning assigned to such term in Section 2.04.
 ------------

"Interconnection Agreement" shall mean the Interconnection Agreement, dated as
 -------------------------
of January 13, 1992, by and between POA and Electric Utility, as amended.

"ISO" shall mean the operator of the New York Power Pool or any other power
 ---
pool, transmission system or wholesale power exchange or market with which POA's cogeneration facility is interconnected or into which POA sells or delivers electricity generated by POA's cogeneration facility.

"ISO Rules" shall mean the rules and regulations of, or any agreement or
 ---------
agreements of POA with, the ISO.

"Leased Engine Program" shall have the meaning assigned to such term in Exhibit
 ---------------------
G.

"Legal Requirements" shall mean all laws, ordinances, rules, regulation, permits
 ------------------
and orders of all Governmental Persons, including the judicial or administrative interpretation of any such laws, ordinances, rules, regulations, permits and orders which are applicable to POA, GE, the Operation and Maintenance of the Facility and/or the Facility.

"Maintenance Schedule" shall have the meaning assigned to such term in Section
 --------------------
204(b).

"Major System Repair" shall mean the repair, replacement or overhaul of
 ------------------
Equipment, the cost of which exceeds $10,000 and is not included in the Annual Budget. Notwithstanding the foregoing, Major System Repair shall not include (i) Routine Maintenance (ii) repairs, replacements and overhauls required as a result of the negligence or willful misconduct of GE or any failure of GE to perform its obligations under this Agreement, or (iii) repairs, replacements or overhauls included within the Repair and Overhaul of the Gas Turbine Packages.

"Minimum Electric Output" shall have the meaning assigned to such term in
 -----------------------
Section 7.0l(a)(iv).

"On-Peak Capacity Factor" shall have the meaning assigned to such term in
 -----------------------
Section 7.0l(a)(iv).

"Off-Peak Capacity Factor" shall have the meaning assigned to such term in
 ------------------------
Section 7.01 (a)(iv).

"Operate and Maintain the Facility" shall have the meaning assigned to such term
 ---------------------------------
in Section 2.01(a).

"Operating Agreement" shall mean the Operating Agreement between Steam User and
 --------------------
Project Orange Associates, L.P., dated as of February 27, 1990, as amended.

"Operating Fee" shall have the meaning assigned to such term in Section 5.12.
 -------------

"Operating Year" shall mean (i) with respect to the first Operating Year, that
 --------------
period of time beginning on the Commencement Date and ending on December 31, 1999, (ii) with respect to subsequent Operating Years (other than the last Operating Year), the calendar year commencing on January 1 and ending December 31, and (iii) with respect to the last Operating Year, that period of time from January 1 and ending on the date of expiration or termination of this Agreement.

"Parts and Tools" shall mean all of the parts, materials, assemblies,
 ---------------
components, tools, supplies and equipment (other than Spare Parts) necessary to Operate and Maintain the Facility and the Equipment as required by this Agreement.

"Payroll Cost" shall have the meaning assigned to such term in Section 5.03.
 ------------

"Per-Hour Fee" shall have the meaning assigned to such term in Section 5.10.
 ------------

"Permits" shall mean all of the permits, licenses, certificates, rights,
 -------
approvals and other similar requirements, including those issued by Governmental Persons, including: (i) with respect to

GE, necessary to Operate and Maintain the Facility; and (ii) with respect to POA, to build, own and operate and maintain the Facility and to perform its obligations hereunder.

"Person" shall mean a natural person, corporation, partnership, limited
 ------
liability company, trust, Governmental Person or any other legal entity.

"Pipeline" shall mean the pipeline located upon the Right-of-Way and the Site
 --------
for the transmission of natural gas from facilities of the Tennessee Gas Pipeline Division of Tenneco, Inc. ("Tennessee") to the Facility, including the interconnections to the Tennessee facilities and the Facility and associated equipment such as odorization equipment, test points and other peripheral equipment contemplated by the Pipeline Order.

"Pipeline Order" shall mean the opinion and order of the New York Public Service
 --------------
Commission No. 89-17, issued June 5, 1989 in Case No. 88-T-082.

"Plant Manager" shall have the meaning assigned to such term in Section 2.07.
 -------------

"POA" shall have the meaning assigned to such term in the first paragraph
 ---
hereof.

"POA Administrative Procedures Manual" shall have the meaning assigned to such
 ------------------------------------
term in Section 4.01.

"POA Event of Default" shall have the meaning assigned to such term in Section
 --------------------
7.02,

"POA Indemnified Parties" shall have the meaning assigned to such term in
 -----------------------
Section 9.01.

"POA Operation and Maintenance Procedures Manual" shall have the meaning
 -----------------------------------------------
assigned to such term in Section 4.02.

"POA Representative" shall have the meaning assigned to such term in Section
 ------------------
3.04.

"PPA" shall mean the Power Put Agreement entered into as of September 19, 1986,
 ---
between POA and Electric Utility, which became effective on June 30, 1998.

"Preventive Maintenance Program" shall have the meaning assigned to such term in
 ------------------------------
Section 2.09.

"Prior Agreement" shall have the meaning assigned to such term in the second
 ---------------
WHEREAS clause in the preface hereto.

"Prudent Utility Practices" shall mean those practices, methods, equipment,
 -------------------------
specifications, and standards of safety and performance which are commonly used by operators of facilities similar to the Facility which, in the exercise of reasonable judgment and in light of the facts known at the time the decision was made, are considered good, safe and prudent practice in connection with the operation and maintenance of such facilities.

"Records" shall have the meaning assigned to such term in Section 5.14.
 -------

"Reimbursable Expenses" shall have the meaning assigned to such term in Section
 ---------------------
5.02.

"Relocation Expenses" shall have the meaning assigned to such term in Section
 -------------------
5.05.

"Repair and Overhaul of the Gas Turbine Packages" shall have the meaning
 -----------------------------------------------
assigned to such term in Section 2.04.

"Right-of-Way" shall mean the land across and through which the Pipeline passes,
 ------------
as more particularly described in Exhibit B to the Gas Pipeline Turnkey Construction Agreement, dated as of April 5, 1991 between POA and OBG Technical Services, Inc., as amended, and the Pipeline Order.

"Routine Maintenance" shall mean the inspection, cleaning and taking of other
 -------------------
protective measures with respect to the Equipment (other than Equipment included in the Gas Turbine Packages) to keep it in good working order and to prevent it from prematurely deteriorating, breaking down or wearing out, including the replacement of minor parts which (i) normally have a relatively short life, (ii) can be expected to fail, deteriorate or wear out as a result of normal use of the Equipment, or (iii) normally need to be replaced after dismantlement of the Equipment, such as gaskets, seals, filters, fuses, bulbs and batteries.

"Site shall mean that certain parcel of land situated in the City of Syracuse,
 ----
County of Onondaga, State of New York, which has been leased to POA by the Steam User pursuant to the Site Lease, together with the site of the Existing Plant.

"Site Lease" shall mean a lease agreement dated as of February 27, 1990 between
 ----------
POA and Steam User, as amended by letters dated May 1, 1990, June 22, 1990 and August 29, 1990, and an amendment dated as of December 31, 1990, and as the same may be further amended from time to time thereafter.

"Spare Parts" shall have the meaning assigned to such term in Section 2.14(c).
 -----------

"Spare Parts Fee" shall have the meaning assigned to such term in Section 5.11.
 ---------------

"Steam Delivers Point" shall mean the point at which the steam delivery line or
 --------------------
lines from the Facility interconnect with the Steam User's steam distribution system.

"Steam Agreement" shall mean that certain Steam Contract, dated as of February
 ---------------
27, 1986, between POA and the Steam User, a copy of which has been provided to GE, as amended from time to time.

"Steam User" shall mean Syracuse University, a New York educational corporation.
 ----------

"Subcontractor Expenses" shall have the meaning assigned to such term in Section
 ----------------------
5.06.

"Taxes" shall mean all levies, fees, charges, duties, tariffs and taxes,
 -----
including sales taxes, value added taxes, use taxes, excise taxes and stamp taxes, imposed by a Governmental Person.

"Term" shall have the meaning assigned to such term in Section 6.01.
 ----

"Training Expenses" shall have the meaning assigned to such term in Section
 -----------------
5.04.

"Training Plan" shall have the meaning assigned to such term in Section 4.03.
 -------------

"Transition Period" shall have the meaning assigned to such term in Section
 -----------------
7.01(d).

"Wages" shall have the meaning assigned to such term in Section 5.03.
 -----

           ARTICLE II - ENGAGEMENT OF GE AND DESCRIPTION OF SERVICES

Section 2.01 Operation and Routine Maintenance of the Facility. (a) Beginning on the Commencement Date and continuing throughout the Term, GE shall continuously operate the Facility and perform all required Routine Maintenance on a 24 hours/day, 7 days/week, 365 days/year basis (collectively, "Operate and Maintain the Facility"). GE shall Operate and Maintain the Facility in accordance with POA's instructions and the standards set forth in subsection
(viii) below so as to:

     (i)    cause POA to fully perform its obligations under the Facility
            Agreements;

     (ii) minimize the costs and expenses incurred by POA for, or in connection with, the ownership, operation, maintenance, repair, overhaul and replacement of the Facility and the Equipment and the parts thereof;

     (iii) cause all warranties and guarantees of the Facility and the Equipment to remain in effect and coverage thereof not to be reduced;

     (iv)   maximize the useful life of the Facility;

     (v) cause the maintained portions of the Facility to be at least equal in quality and class to the quality and class of such portions of the Facility prior to the damage or wear and tear which necessitated such maintenance;

     (vi) cause all insurance coverage applicable to the Facility and to POA to remain in effect;

     (vii) cause the Facility and the operation thereof to comply with and conform to all Legal Requirements; and

     (viii) cause the Facility and the operation, maintenance, repair and overhaul thereof to conform to Prudent Utility Practice, the IS0 Rules, the Operation and Maintenance Procedures Manual, the Administrative Procedures Manual, the Annual Operating Plan, the Annual Budget and all operating and maintenance manuals, instructions and recommendations for the Facility and the Equipment.

(b) To the extent that GE's obligations under clauses (i) through (vii) in paragraph (a) above, conflict, GE shall perform such obligations with relative priorities as established by POA from time to time.

(c) In the event any mode or method of operation of the Facility proposed or directed by POA would, in GE's reasonable opinion, have any adverse effect on the Facility or its operation, maintenance, repair or overhaul, including, without limitation, (i) any reduction in the efficiency of the Facility, (ii) any increase in the cost of operating the Facility or any increase in the cost or frequency of maintenance, repairs or overhauls, (iii) any inability or failure of the Facility to comply with Legal Requirements, or (iv) any breach of any Facility Agreement, then GE shall promptly so inform POA.

(d) Notwithstanding the foregoing, in the event GE reasonably believes that its Operation and Maintenance of the Facility in a manner directed by POA would result in GE incurring liabilities in excess of the liabilities GE would otherwise incur in connection with its Operation and Maintenance of the Facility in accordance with this Agreement ("Excess Liabilities"), then GE shall promptly so inform POA and shall include in such notice a description of Excess Liabilities in reasonable detail. Provided such notice is given, GE shall have no obligation to Operate and Maintain the Facility in such manner unless and until POA shall have entered into an agreement with GE, in form and substance reasonably satisfactory to GE, to indemnify, defend, and hold GE harmless from and against Excess Liabilities which arise from such Operation and Maintenance, whether or not described in such notice.

Section 2.02 Certain Requirements Applicable to the Operation and Maintenance of the Existing Facility and the Site. Subject to payment when due by POA of the Reimbursable Expenses associated therewith, GE shall

     (i) maintain the Existing Plant, except the portions of the Existing Plant described in clause (ix) below, in as good a condition as it exists upon the Commencement Date, ordinary wear and tear excepted, and operate and maintain the Existing Plant in a state of readiness to make available an alternate source of steam to the Steam User at the pressures and temperature and meeting the other requirements of the Steam Agreement within the shortest period of time technically and reasonably possible, but in all events within no more than six
            (6) hours after the interruption of the supply of steam from the Facility;

     (ii) when the Existing Plant includes all equipment necessary to start up from a dead start without utility power, maintain such capability;

     (iii) operate, maintain and promptly repair the Existing Plant in accordance with the minimum requirements set forth in Exhibit A and the requirements of the Operating Agreement;

     (iv) do all shoring of foundations and walls of any structures on the Site and every other act or thing which may be necessary for the safety and preservation thereof and any part of the Facility by reason of any excavation or other building operation upon any adjoining property or street, alleyway or passageway, to the extent that GE has actual notice of such excavation or other building operation or the circumstances thereof are such that a reasonable person in the position of the GE would have had knowledge thereof;

     (v) as and to the extent required and approved by POA, promptly repair and overhaul the steam boilers and related apparatus and equipment of the Existing

            Plant, and their replacements, if any as contemplated under Section
            7.01 of the Operating Agreement;

     (vi) at least twice during each calendar year, at such time as POA may designate upon at least 15 days' prior written notice, test the readiness and capability of the Existing Plant to meet the steam supply requirements of the Steam User within six (6) hours after the interruption of the supply of steam from the Facility by operating the Existing Plant for a period of at least eight (8) hours, and also perform, from time to time, such additional tests as POA may reasonably request to determine the status of the maintenance and readiness of the Existing Plant. POA shall promptly deliver to GE a copy of any notice from Steam User designating the time for any tests;

     (vii) not commit, or permit to be committed, any waste or any nuisance on the Site or permit any part of the Site to be used for any dangerous, noxious or offensive purpose, not permit any damaged improvement to remain on the Site for an unreasonable period of time, not allow the manufacture (except to the extent that toxic or hazardous substances are generated or produced in connection with the Operation and Maintenance of the Facility in accordance with this Agreement) or disposal of any toxic or hazardous substances on the Site or otherwise at the Facility and shall only allow the storage or presence of toxic or hazardous substances at the Site to the extent necessary in connection with the operation of the Facility and if such storage or presence is in compliance with all Legal Requirements;

     (viii) except as otherwise expressly permitted in the Operating Agreement, use and operate the Existing Plant only as an alternate source of steam to meet the steam requirements of the Steam User pursuant to the Steam Agreement;

     (ix) provide the Steam User with the exclusive use of (A) the office on the second floor of the Existing Plant for the Steam User's distribution system supervisory and clerical employees, and (B) the locker, restroom and shower facilities adjacent to the office described in the preceding clause (A) for the Steam User's distribution system hourly employees;

     (x) provide to POA and the Steam User (A) from time to time the operating manuals, instructions and other documents and information for, and relating to, the operation and maintenance of the Existing Plant then being used by GE, and (B) training of employees of the Steam User in the operation and maintenance of the Existing Plant; and

     (xi) make available to POA and the Steam User for their inspection at all times during normal business hours all records and documents relating to the operation, repair, maintenance and testing of the Existing Plant, including, without limitation, all operating logs and records and reports of inspection and testing maintained by GE in accordance with Exhibit A and also furnish to POA and the Steam User copies of the annual New York State boiler inspection report on the Existing Plant within thirty (30) days of issuance of such report.

Section 2.03 Certain Requirements Applicable to the Operation and Maintenance of the Pipeline and Right of Way. GE's obligation to operate, maintain and repair the Pipeline and the Right-of-Way, shall include, but is not limited to:

     (i)    all action required under the Pipeline Order, including the EM&CP;

     (ii) inspection of the odorization equipment and provision of odorization chemicals, as required by the Pipeline Order;

     (iii) visual inspection of the Pipeline and Right-of-Way as required by the Pipeline Order and correction of all dangerous conditions and conditions existing thereon which might disturb the Pipeline or interfere with its operation such as fallen trees, exposure of the Pipeline, vandalism and the presence or deposition on the Right of Way of toxic or hazardous substances;

     (iv) all actions set forth in Exhibit B, including "smart pigging" the Pipeline as required by prudent industry practices, the Pipeline Order, or the Operating and Maintenance procedures contemplated thereby; and

     (v) all other actions reasonably required to prudently operate the Pipeline and maintain the Right-of-Way and to cause the operation and maintenance thereof to comply with all Legal Requirements.

Section 2.04   Repair and Overhaul of the Gas Turbine Packages.

     (a) GE shall perform all labor and provide all supervision; all procurement, administration and other support services; all tools and equipment; all parts, assemblies and systems; all Consumables (other than lubricants), materials and supplies; all services of subcontractors and consultants; and all testing, inspection and start-up services necessary to perform all repairs, replacements, overhauls and maintenance of the Gas Turbine Packages needed during the Term, whether scheduled or unscheduled, planned or unplanned, and whether included in the Annual Budget or not (collectively, the "Repair and Overhaul of the Gas Turbine Packages"). Notwithstanding the foregoing, repair of damage, to the extent such damage constitutes a loss or damage covered under POA's Property All Risk Insurance ("Insured Loss"), shall not be included in the repairs GE is required to perform under this Section 2.04, provided however,
                                                            -------- -------
            that GE shall pay to POA (subject to Article X) an amount equal any deductible amount applicable to any Insured Loss, to the extent such Insured Loss is caused by GE's negligence, willful misconduct or failure to perform its obligations under this Agreement.

     (b) All Preventative Maintenance and Servicing Checks of the Gas Turbine Packages shall be performed in accordance with applicable manufacturers' recommendations as revised, amended and updated from time to time, including, but not limited to, General Electric Marine and Industrial Engines and Service Division On-Site Operation and Maintenance Manual for Industrial Gas

            Turbines, LM5000 G Series and P Series (GEK 72550) "Preventative Maintenance and Servicing Checks"; General Electric Marine and Industrial Engines and Service Division Technical Manual for Power Turbines (GEK 95450); Brush Electrical Machines Limited Service Manual for Cylindrical Rotor A.C. Generator; Stewart 8, Stevenson Services, Inc. Gas Turbine Products Division Manual GEK 72550 (latest revision) and the schedule ("Maintenance Schedule") attached hereto as Exhibit H. Where the Maintenance Schedule requires maintenance, replacements or overhauls more often or sooner than would be required by applicable manufacturers' recommendations, the Maintenance Schedule shall govern, except to the extent waived by POA in its sole discretion. Replacement and overhauls of the Gas Turbine Packages, including but not limited to Hot Section/Combustor overhaul or replacement and/or Power Turbine overhaul or replacement, will be performed when necessary as determined by borescope inspection (or visual inspection if the unit is open for other reasons), conducted in accordance with manufacturer's guidelines described above, by the original equipment manufacturer or other qualified, independent inspectors.

Section 2.05 Liens. Except to the extent liens arise as a result of any failure by POA to perform its payment obligations hereunder, GE shall not create, permit or suffer to exist by, through or under GE, any liens or encumbrances on the Facility. Any such lien or encumbrance by, through or under GE and not resulting from POA's failure to perform its payment obligations under this Agreement shall be discharged by GE within thirty (30) days of GE's receipt of notice thereof.

Section 2.06   Personnel Standards.

    (a) GE shall provide and make available as necessary, in accordance with the GE Organizational Chart attached hereto as Exhibit C, all such operational, professional, supervisory and managerial personnel as are required to Operate and Maintain the Facility. Such personnel shall be qualified, licensed (to the extent required by Legal Requirements) and experienced in the duties to which they are assigned. Each personnel's qualifications shall conform to the position descriptions which are part of the POA Operations and Maintenance Procedures Manual.

    (b) Not later than 10 days prior to GE's assignment of any person to perform work at the Site, GE shall notify POA of the assignment of such person to perform work at the Site.

Section 2.07 GE Plant Manager. GE shall appoint a Plant Manager and shall cause a Plant Manager to be assigned to the Facility at all times during the Term. Appointment of the first Plant Manager and each successor Plant Manager shall be subject to the reasonable approval of POA.

Section 2.08 Training, GE shall provide all training required for personnel assigned to Operate and Maintain the Facility. Such training shall be conducted in accordance with the Training Plan.

Section 2.09 Preventive Maintenance Program. GE shall implement and maintain a program of preventive maintenance for the Facility (the "POA Preventive Maintenance Program"). The POA Preventive Maintenance Program shall include, but not be limited to, the regular inspection, testing, calibration and servicing of the Facility and the Equipment and shall be implemented in accordance with the instructions and recommendations of the Constructor and the suppliers, manufacturers and vendors of the Equipment. As a minimum, the POA Preventive Maintenance Program shall include the scheduling (on a forward looking basis) of preventive maintenance for a period of eighteen (18) months and shall establish a reporting system which shall include: (i) the scheduling and tracking of work to be performed; (ii) documenting any problems encountered; and (iii) documenting the work performed in a manner satisfactory to POA. The POA Preventive Maintenance Program may be based on GE's standard preventive maintenance program, but shall incorporate such additions and revisions thereto which are required by the characteristics of the Facility and/or reasonably requested by POA.

Section 2.10 Inventory System. GE has developed and is utilizing, and POA has approved, a tracking and control system for all Consumables, Spare Parts and Parts and Tools. GE shall utilize such system throughout the Term. A monthly report of Consumables, Spare Parts and Parts and Tools added or removed from inventory and the cost incurred in connection therewith shall be provided to POA. A complete physical inventory of all items in inventory shall be taken annually and a report thereof issued to POA within 14 days of its completion, including a reconciliation with the preceding inventory, all in accordance with Prudent Utility Practice and generally accepting auditing standards. Safe, secure and segregated storage facilities shall be maintained for all items held in inventory.

Section 2.11 Operation and Maintenance Procedures. GE shall implement and administer the POA Operation and Maintenance Procedures Manual.

Section 2.12 Administrative Procedures Manuals. GE shall implement and administer the POA Administrative Procedures Manual.

Section 2.13 Warranty and Insurance Claims. GE shall notify POA as soon as reasonably practicable of any defect or other deficiency in the Facility discovered by GE. If requested by POA, GE shall assist POA in preparing and prosecuting warranty claims with respect to any defects or deficiencies in the Facility or the Equipment. The prosecution of all warranty claims shall be controlled by POA. POA, subject to the provisions of this Agreement, shall not hold GE responsible for any lost revenues associated with a warranty claim. GE shall assist POA in preparing and prosecuting claims against any insurance carrier for payment of losses incurred in connection with the Facility or the operation thereof.

Section 2.14 Procurement and Inventories.

     (a)  Consumables. GE shall purchase and cause to be delivered to the Site
          -----------
          such Consumables as are required to Operate and Maintain the Facility in accordance with this Agreement and to keep a reasonable inventory of Consumables at the Site.

     (b)  Parts and Tools. On behalf of POA. GE shall purchase and cause to be
          ---------------
          delivered to the Site all Parts and Tools required to Operate and Maintain the Facility in accordance with this Agreement.

     (c)  Spare Parts. At all times during the Term, GE shall keep the parts,
          -----------
          systems and assemblies listed on Schedule 1 (the "Spare Parts") at the Site or at a location within 12 miles of the Facility. Schedule 1 shall be reviewed annually by the Parties and may be changed as the Parties mutually agree. All right, title and interest in each Spare Part shall remain in GE or an Affiliate of GE until such time as such Spare Part is used or incorporated into the Facility or is paid for in full by POA. Each Spare Part withdrawn from inventory and used or incorporated into the Facility shall be replaced by GE as promptly as practicable. Spare Parts in such inventory which are or become unserviceable, including, without limitation, such items which are or become defective, exceed their useful shelf-life or become unserviceable due to modification of the Facility, shall be replaced immediately upon, or prior to, becoming unserviceable if such unserviceability was or reasonably should have been anticipated by GE, otherwise as promptly as practicable.

     (d)  Quality of Consumables, Parts and Tools and Spare Parts. All
          -------------------------------------------------------
          Consumables, Parts and Tools and Spare Parts shall be of a quality at least equal to the corresponding item they are intended to replace or if not intended for replacement, of good quality and shall be sufficient and adequate for the intended purpose in conformity with applicable instructions or recommendations of equipment manufacturers, vendors or suppliers and Prudent Utility Practice. All such items shall be warranted in accordance with usual or typical practice. All such items shall be inspected as appropriate upon receipt and non-conforming items shall be rejected and returned at no cost to POA.

     (e)  Procurement by, or from Vendors Designated by, POA. Notwithstanding
          --------------------------------------------------
          the foregoing, POA may elect, by written notice to GE, to (i) procure directly any or all Consumables and Parts and Tools or other goods and services which would otherwise be procured by GE hereunder, or (ii) designate the vendors or suppliers from whom GE shall procure such goods and services. POA shall provide reasonable advance notice to GE of its intent to so procure such goods or services or designate the vendors or suppliers from whom GE shall procure such goods and services.

          GE may object to the use of Consumables and Parts and Tools or other goods and services procured directly by POA or procured from vendors designated by POA. Such objection shall not be unreasonable, shall be made in writing and shall set forth in reasonable detail the reasons for such objection. Thereafter, GE shall have no liability arising out of any failure to perform its obligations hereunder to the extent such failure is caused by deficiencies in the quality of such Consumables and Parts and Tools or other failures of the vendors thereof to perform their obligations under the applicable purchase agreements which were included in the reasons for GE's objection to the use of such Consumables and Parts and Tools or the procurement thereof from vendors designated by POA. To the extent such POA vendors' costs are greater than that which GE would have paid its own vendors, such excess shall not be considered in calculating any budget excesses under Section 7.01(a)(v).

Section 2.15 Coordination with Electric Utility, ISO and Steam User. GE shall, at the request of POA, interface and cooperate fully with the Electric Utility and the ISO on all matters relating to the generation, sale and delivery of electricity from POA's cogeneration facility and the agreements under which such sales and deliveries are made, including without limitation the PPA and the ISO Rules. Such interface and cooperation shall include, without limitation: (i) review and inspection of the Facility and the Electric Utility Interconnection;
(ii) assistance with, and coordination of, Electric Utility repair, maintenance and calibration of the Electric Utility Interconnection; (iii) providing notice of, and schedules for, scheduled and unscheduled outages, and (iv) scheduling of the generation of electricity in accordance with the orders and directions of the Electric Utility, the ISO and POA. Further, pursuant to the requirements of the Steam Agreement, GE, at the request of POA, shall interface and cooperate fully with the Steam User concerning all matters relating to the Steam Agreement including, without limitation: (i) notification and coordination of scheduled Facility shutdowns; and (ii) notification of unscheduled shutdowns.

Section 2.16 Emergency. GE shall report all Emergencies, including GE's response thereto, to POA. GE shall comply with all notification procedures as then in effect.

Section 2.17 Claims and Litigation. Subject to the provisions of Section 2.25, at the request of POA, GE shall reasonably assist POA in connection with all claims and causes of action alleged against or accruing in favor of POA which are connected with or related to the operation, maintenance, repair or overhaul of the Facility.

Section 2.18 Permits and Other Governmental Approvals. At the request of POA, GE shall assist POA in obtaining, maintaining or renewing any Permits and providing any information required by any Governmental Person.

Section 2.19 Recalibrations. At the request of POA, but in any event no less frequently than specified in the Operation and Maintenance Procedures Manual and/or the Facility Agreements, or Prudent Utility Practice if required more frequently thereby, GE shall arrange for the testing and recalibration of all scales, meters, gauges and other measuring devices in accordance with Prudent Utility Practices at the Facility and the Steam Delivery Point.

Section 2.20 Major System Repairs and Insured Losses.

          (a) GE shall, unless otherwise directed in writing by POA, solicit bids for any required Major System Repairs or repairs required due to the occurrence of Insured Losses, review and advise POA with respect to such bids and assist in administering any contracts entered into for the performance of or otherwise in connection with any Major System Repairs or repairs required due to the occurrence of Insured Losses.

          (b) GE may, at its option, submit bids or proposals to perform any Major System Repair and any repairs required due to the occurrence of Insured Losses. POA shall evaluate such bids or proposals on a basis consistent with its evaluation of bids and proposals received from third parties.

          (c) In the event any contractor selected by POA to perform any Major System Repair or any repairs required due to the occurrence of an Insured Loss is not included among, or affiliated with one of, the contractors listed in Schedule 3 hereto or, if not so included or affiliated, is not approved by GE for performance of the planned work, then GE may object to the selection of such Contractor (a "Disapproved Contractor"). Such objection shall not be unreasonable, shall be in writing, shall be provided not later than 10 days after POA's request for approval of any contractor and shall specify in reasonable detail the reasons for GE's objection. Thereafter, GE shall have no liability arising out of any failure to perform its obligations hereunder to the extent any such failure is attributable to any deficiency in any Disapproved Contractor which was identified as a reason for its objection to the selection of such Disapproved Contractor in an objection provided in accordance with this Section.

Section 2.21 Review and Administration of Agreements. GE shall review the Facility Agreements to familiarize itself with all provisions thereof affecting or relating to the Operation and Maintenance of the Facility. GE shall, from time to time at the request of POA, assist POA in administering and performing under the Facility Agreements.

Section 2.22 Inspections. GE shall, from time to time, as and to the extent reasonably requested by POA, perform and provide the results of inspections of any portion of the Facility or any of the Consumables, Parts and Tools and Spare Parts which have been purchased on behalf of POA or which are kept at the Site or kept available for use in connection with the Operation and Maintenance of the Facility pursuant to Section 2.14 or otherwise, and GE shall notify POA of any defects or other deficiencies observed by GE.

Section 2.23 Hazardous Substances. As the agent of POA, GE shall arrange for the management, transportation and/or disposal of all hazardous and toxic substances generated or produced in connection with the operation, maintenance, repair and overhaul of the Facility. Such management, transportation and/or disposal shall be performed by third party independent contractors; provided, that GE shall only retain those contractors who are properly licensed in accordance with applicable Legal Requirements. Copies of all contracts, purchase orders, reports and other documents prepared in connection with the management, transportation and/or disposal of hazardous and toxic substances shall be provided to POA.

Section 2.24 Other. Consistent with the requirements of this Agreement, GE shall provide such other assistance, services and work reasonably required or requested by POA in connection with the Operation and Maintenance of the Facility, including without limitation, all reporting and documentation as set forth in Article IV.

Section 2.25 Limitation on GE's Authority. Notwithstanding any provision in this Agreement to the contrary, the following acts may not be done or taken, or caused to be done or taken, by GE, or by any agent, representative or contractor of GE, without the prior written approval of POA:

     (i) settle, compromise, assign, pledge, transfer or release any claim, suit, debt, demand or judgment against, or accruing in favor of, POA;

     (ii) submit any claim, dispute or controversy to arbitration or judicial process, or stipulate to any judgment with respect thereto, or agree or consent to do any of the foregoing;

     (iii) engage in any transaction on behalf of POA except as, and then only to the extent specifically authorized herein, or take or agree to take any action at variance with the applicable Annual Operating Plan or Annual Budget; or

     (iv) make or incur any cost or expense which is a capital expenditure or for any capital improvement.

Section 2.26 Affiliate Matters. The terms of any agreement between GE and any Affiliate of GE under which payments will be made which will be Reimbursable Expenses shall be not less favorable than the terms available from unaffiliated Persons.

Section 2.27 No Disruption of Steam User's Operations. GE hereby acknowledges that the Steam User operates the university adjacent to the Site, and GE hereby agrees to Operate and Maintain the Facility so as to not interfere with the operations or business of the Steam User except as is contemplated by the Steam Agreement. Recognizing that the operation of the Facility poses potential risks to surrounding persons and property and that the proper operation and maintenance of such facilities is of significant importance in mitigating such potential risks, GE agrees to Operate and Maintain the Facility so as to not adversely affect the safety of the Steam User or any Persons adjacent to or in the vicinity of the Site.

Section 2.28 Site Access. POA, authorized representatives of POA and any other persons authorized in writing by POA shall at all times have reasonable access to the Facility and all records retained in connection therewith. All such persons shall have the right to be present during any maintenance or repair work. If any such Party desires access to any places where maintenance or repair work is being performed or from which Parts and Tools or Spare Parts are being obtained for the Facility, GE shall use reasonable efforts to facilitate or arrange reasonable access thereto. GE shall permit any such Party to inspect and review all such work. POA shall hold harmless and indemnify GE for and against all claims made against GE due to (i) injury to or death of POA's personnel or POA's invitees (other than GE) or (ii) damage to or destruction of property, including the Facility, or any part thereof, in either case arising from the exercise of inspection rights under this Section 2.28, except to the extent caused by the negligence or willful misconduct of GE.

Section 2.29 Liability for Payments. Anything in this Agreement to the contrary notwithstanding, GE shall not be responsible for making any payments required to be made by POA pursuant to any Facility Agreements, or any other agreement, with respect to the Facility and/or the Site. In the event POA shall become liable or obligated to pay any fine or penalty due to the violation of any Legal Requirement or Permit then GE shall reimburse and indemnify POA but only to the extent such liability or obligation results from the negligence or willful misconduct of GE or any failure by GE to perform its obligations hereunder.

Section 2.30 Alteration of Facility. GE shall not alter, improve or add to the Facility if such alteration, improvement or addition will change the outside appearance of the Facility without the prior written consent of POA, which may be granted or withheld in POA's sole discretion, regardless of whether such alteration, improvement or addition is included in the Annual Budget.

                         ARTICLE III - POA OBLIGATIONS

Section 3.01 General. POA shall furnish to GE, at POA's expense, the information, services, materials and other items described in this Article III. All such items shall be made available at such times and in such manner as may be required for the expeditious and orderly operation, maintenance, repair and overhaul of the Facility by GE.

Section 3.02 Information. POA shall (i) provide all technical, operational and other information relating to the Facility which is in the possession, or under the control, of POA; and (ii) use its best efforts to obtain such information from third parties, as may be reasonably required by GE in the performance of its obligations under this Agreement.

Section 3.03 Sale of Electricity and Cogeneration Services. POA shall be responsible for the billing and collection of amounts due for electricity and steam and/or thermal energy in other forms sold by POA, based upon Facility operating data supplied by GE and reports received by GE.

Section 3.04 POA Representative. Within thirty (30) days of the Commencement Date, POA shall designate a representative (the "POA Representative") who shall be authorized to act on behalf of POA and with whom GE may consult at all reasonable times. Whenever this Agreement requires or provides for the approval, consent or some other action of POA, GE may rely on the approval, consent or other action of the POA Representative. POA may change the POA Representative at any time and from time to time by written notice to GE.

Section 3.05 Fuels and Utilities. POA shall provide and pay for all natural gas, fuel oil, purchased electricity, water and other utilities used by the Facility, as well as the costs of managing, transporting and/or disposing of solid and liquid waste and toxic and hazardous substances.

Section 3.06 Procurement. In accordance with Section 2.14(e), POA may elect, by written notice to GE, to (i) procure directly any or all Consumables and Parts and Tools or other goods or services which would otherwise be procured by GE hereunder, or (ii) designate the vendors or suppliers from whom GE shall procure such items, systems or assemblies. POA shall provide reasonable advance notice to GE of its intent to procure Consumables and/or Parts and Tools or other goods or services.

Section 3.07 Annual Management Audit. Subject to Section 2.28, POA may at its discretion institute an annual management audit of the Facility. Auditors shall be selected by POA. Annual management audits may focus on areas of concern to POA, assess overall performance of the Services or identify areas where improvements may be warranted. GE shall be provided a copy of audit reports for review, comment, refutation or corrective action as applicable. Specific subjects for audits may include, but are not limited to:

     (i) trends, deficiencies or opportunities for improvement in Facility operations;
     (ii)   adherence to this Agreement;
     (iii)  appropriateness of Facility organization and staffing;
     (iv)   major equipment problems encountered and progress in resolution;
     (v)    potential Facility capital improvements;
     (vi)   regulatory compliance:
     (vii)  accounting, procurement and inventory management practices;
     (viii) maintenance effectiveness; and
     (ix)   energy efficiency.

Section 3.08 Leased Engine Program. POA and GE shall commence their participation in the Leased Engine Program, as defined and on the terms and conditions set forth in Exhibit G, as of the Commencement Date.

Section 3.09 Liens. POA shall not create, permit or suffer to exist by, through or under POA, any liens or encumbrances on any property owned by GE or its contractors, including the Spare Parts. Any such lien or encumbrance by, through or under POA and not resulting from GE's default under this Agreement shall be discharged by POA within thirty (30) days of POA's receipt of notice thereof or POA shall otherwise provide reasonable protection for GE against any adverse consequences of such lien.

Section 3.10 Access. From the Commencement Date, POA shall provide and ensure GE total and unrestricted access to the Facility.

Section 3.11 General, Office and Maintenance Facilities. During the Term, POA shall continue to provide GE with the use of office facilities located at the Site substantially the same as or equal to the facilities being provided immediately prior to the Commencement Date.

Section 3.12 Spare Parts. POA, at GE's request, will execute and deliver such financing statements and other instruments as GE may reasonably request to demonstrate and protect GE's right, title and interest in the Spare Parts, provided however, that POA shall have no obligation to file financing statements or other instruments with respect to any property in which POA has any ownership interest.

             ARTICLE IV - BUDGETS, PROCEDURES, PLANS AND REPORTING

Section 4.01 POA Administrative Procedures Manual. GE shall promptly, but in no event later than six (6) months from the date hereof, prepare and submit to POA for approval (which shall not be unreasonably withheld or delayed) an updated administrative procedures manual (the "POA Administrative Procedures Manual") which shall contain administrative information regarding the administrative procedures to be followed in the operation, maintenance, repair and overhaul of the Facility, including without limitation: (i) the organization of GE's corporate personnel and their reporting requirements; (ii) correspondence and review procedures; (iii) limits of authority; (iv) procurement and contracting procedures: (v) accounting, bookkeeping and record keeping systems; (vi) personnel procedures; and (vii) procedures for the receipt and implementation of POA-issued directives relating to this Agreement and the operation, maintenance, repair and overhaul of the Facility. The POA Administrative Procedures Manual may be based on GE's standard manual, but shall include such additions, deletions and revisions as may reasonably be required by the characteristics of the Facility and as may reasonably be requested by POA. POA shall have the right to require GE to make reasonable modifications from time to time to the POA Administrative Procedures Manual that are not inconsistent with Legal Requirements, Prudent Utility Practices, insurance policies or any Facility Agreement. GE shall give prompt written notice to POA of any revision to the POA Administrative Procedures Manual.

Section 4.02 POA Operation and Maintenance Procedures Manual. GE shall promptly, but in no event later than 6 months after the date hereof, prepare and submit to POA for its review and approval (which shall not be unreasonably withheld or delayed) an updated manual setting forth the procedures GE will follow in operating, maintaining, repairing and overhauling the Facility (the "POA Operation and Maintenance Procedures Manual"). The POA Operation and Maintenance Procedures Manual shall include, among other things, an operating program, operating procedures, a maintenance and materials management system, maintenance program, emergency operating procedures, an energy management program, record-keeping procedures, reporting procedures, a safety program, a security plan, problem identification and root cause determination procedures and position descriptions for each person who will operate, maintain, repair and overhaul the Facility. The Operation and Procedures Manual shall provide, among other things, that GE shall (i) maintain accurate and detailed accident and injury reports and shall inform its employees of safety practices and the requirements of GE's safety program and submit a copy of those reports to POA; (ii) require all of its employees, agents and representatives, when at the Facility, to abide by the most current version of the GE safety procedures manual; (iii) maintain a supply of suitable safety equipment (including fire extinguishers) and shall train its employees in the use of such equipment; (iv) promptly take all precautions that are reasonable to safeguard against risks of fire, injury to or death of persons on the Site and damage to property, including the Facility; (v) make regular safety inspections of the Facility, and, (vi) keep records of, and provide notification to POA, of all unusual operating conditions as needed by POA to prepare and file reports required under applicable Legal Requirements. The POA Operation and Maintenance Procedures Manual may be based on GE's standard manual, but shall be consistent with the operation and maintenance manuals used at the Facility as of the date hereof and shall include such additions, deletions and revisions as may reasonably be required by the characteristics of the Facility and as may reasonably be requested by POA. POA shall have the right to require GE to make reasonable modifications from time to time to those provisions of the POA Operation and Maintenance Procedures Manual that are not inconsistent with Legal Requirements, Prudent Utility Practices, insurance policies or any Facility Agreement. GE shall give prompt notice to POA of any revisions to the POA Operation and Procedures Manual.

Section 4.03 Training Plan. GE shall submit a training plan (the "Training Plan") to POA promptly after the execution of this Agreement. The Training Plan shall describe the minimum qualifications and experience for trainees, training to be conducted by GE and trainee evaluation criteria. The Training Plan shall be subject to POA's approval, which shall not be unreasonably withheld or delayed.

Section 4.04 Annual Budget and Operating Plan.

     (a)  Approval of the Annual Budget. At least one hundred eighty (180) days
          -----------------------------
          before the start of each Operating Year, GE shall submit a proposed operating plan for such Operating Year (each, an "Annual Operating Plan"). The Annual Operating Plan shall be reviewed by POA and agreed to in principle prior to submittal of the Annual Budget. At least one hundred eighty
          (180) days before the start of each Operating Year, other than the first Operating Year, GE shall prepare and submit to POA a proposed budget for such Operating Year (each, an "Annual Budget"). POA shall promptly review GE's proposed Annual Budget and Annual Operating Plan and may, upon written notice to GE, propose changes, additions, deletions and modifications thereto. If GE accepts any changes proposed by POA, the proposed Annual Operating Plan and proposed Annual Budget as modified shall be adopted. If GE does not agree with any of the changes proposed by POA, then the Parties shall meet and work in good faith to agree upon an Annual Operating Plan and Annual Budget. Once the Parties are in agreement, copies of the Annual Operating Plan and the Annual Budget shall be approved in writing by both Parties no later than one hundred fifty (150) days before the start of the Operating Year. Once approved, the Annual Operating Plan and the Annual Budget shall remain in effect throughout the applicable Operating Year, subject to such change, revision, amendment and updating in accordance with this Agreement. The Annual Budget for the first Operating Year is attached hereto as Exhibit D.

     (b)  Failure to Agree Upon Annual Budget. If the Parties cannot reach
          -----------------------------------
          agreement on the Annual Budget for an Operating Year prior to 120 days before the start of such Operating Year, then, until such time as agreement is reached or the dispute is resolved, the Annual Budget for such Operating Year shall be based on the amounts contained in the Annual Budget for the preceding Operating Year, as adjusted with respect to expense items to reflect the net change, if any, between the most recently published Consumer Price Index available on the first day of the Operating Year in question and the corresponding Consumer Price Index in effect at the start of the immediately preceding Operating Year.

     (c)  Failure to Agree Upon Annual Operating Plan. If the Parties cannot
          -------------------------------------------
          reach agreement on the Annual Operating Plan for an Operating Year prior to 120 days before the start of such Operating Year, then, until such time as agreement is reached or the dispute is resolved, the Annual Operating Plan for such Operating Year shall be the same as the Annual Operating Plan for the prior Operating Year, subject to adjustment as required for the safe operation of the Facility and as required under the applicable Facility Agreements.

Section 4.05 Accounts and Reports. From and after the Commencement Date, GE shall furnish to POA the following reports:

     (a)  Weekly Reports. On the first business day of each week, GE shall
          --------------
          furnish to POA a report on the following events or occurrences which occurred during the preceding week: (i) significant events related to the operation and maintenance of the Facility; (ii) events which adversely affected the safety of persons or property; (iii) any injury to persons or damage to property; (iv) events which did or, in the reasonable opinion of GE, could have had environmental significance, including events which did or could have caused the Facility or its operation to fail to comply with any Legal Requirement, and submittals made which were required by or made pursuant to any Legal Requirement; (v) inspections or visits to the Facility by any representative, employee or agent of any Governmental Person; (vi) status of training; (vii) visitors to the Facility; (viii) operating statistics, including electric energy generated, electric energy exported, steam generated, steam exported, fuel consumed, hours of operation of the gas turbines and similar information; (ix) events within the foregoing categories scheduled or planned to occur within the 30 days following such week, and (x) such other events or occurrences with respect to which POA may reasonably request GE to include in its report.

     (b)  Monthly Reports. Within fifteen (15) days after the end of each
          ---------------
          calendar month, GE shall submit to POA: (i) a monthly report in reasonable detail covering activities conducted during such calendar month with respect to operation and maintenance of the Facility (including information regarding electric energy generated, electric energy exported, steam generated, steam exported, fuel consumption, capacity factor, availability, heat rate, and rolling average qualifying facility status on a calendar year basis) compared to the Annual Operating Plan for the specific month and the year to date total, the percent of the year's Annual Operating Plan amount for such items and any budget deviations indicated with a statement of any individual line items of the Annual Operating Plan that have been exceeded; capital improvements, labor relations, inventory activity, other significant matters and any other matters with respect to which POA may reasonably request GE to submit its report, which report shall include a list of any significant operating problems encountered by GE together with the remedial actions planned by GE (particularly with respect to Major System Repair items) and a brief summary of major activities planned over the next two (2) calendar months; (ii) a statement setting forth all Reimbursable Expenses paid or incurred during the month, which statement shall (A) itemize in reasonable detail the computation of such amounts, (B) provide a summary of the Reimbursable Expenses incurred for the specific month and the year to date total, the percent of the Operating Year's Annual Budget amount for such items and any budget deviations indicated and (C) a statement of any individual line items of the Annual Budget that have been exceeded: (iii) a summary of (A) the BTUs of steam provided to the Steam User, (B) the BTUs of condensate returned by the Steam User (as well as the remedial actions taken by GE with respect to condensate returned to the Facility that failed to meet the parameters provided in the Steam Agreement) and (C) the scheduled and unscheduled outages of the Facility and their duration, and other data needed for thermal billing; (iv) a summary statement of emissions data needed by POA for any required submittal pursuant to the Permits and operation of the Facility and a written record of Electric Utility and ISO notices and any notices or any other reports or documents POA is required to provide pursuant to the Facility Agreements; and (v) a statement of any known accidents, injuries or violations of any Permits or other Legal Requirements and any safety procedures. Notwithstanding the foregoing, the statement required by clause (iii) of this paragraph
          (b) shall be delivered to POA within two (2) business days of the end of the calendar month.

     (c)  Operating Year Annual Reports. Within thirty (30) days after the end
          -----------------------------
          of each Operating Year, GE shall submit to POA: (i) a summary report covering the performance of the Facility and operation and maintenance activities conducted during the previous Operating Year, including without limitation, information regarding (A) total kW hour of electric energy generation and export, (B) average annual capacity and capacity factor, (C) average on-peak capacity factor, (D) total fuel consumption for natural gas and fuel oil, (E) average annual heat rate, (F) number of BTUs of steam generated and exported, (G) number of BTUs of condensate returned, (H) capital improvements made, (I) base and overtime labor expended for both operation and maintenance,
          (J) operation, maintenance, safety and other personnel training performed, (K) any other significant matters, and (L) any other matters with respect to which POA may reasonably request GE to submit in its report, which report shall include a listing of any significant operating or other problems encountered by GE along with the remedial actions planned by GE (particularly in relation to Major System Repair items and a summary report of major activities planned over the next Operating Year; and (ii) a statement, certified as to its truth and accuracy by an officer of GE, setting forth all Reimbursable Expenses paid or incurred, which statement shall itemize and include in reasonable detail the computation of such amounts, including a summary of Reimbursable Expenses for the previous Operating Year and any deviations from the Annual Budget or Annual Operating Plan for the previous Operating Year and the reasons for such deviations.

     (d)  Reports and Notices Required in Connection with Electricity Generation
          ----------------------------------------------------------------------
          and Sales. As directed by POA, GE shall prepare and provide to the
          ---------
          Electric Utility, the ISO and/or any other purchaser of electricity from POA, such schedules, notices, reports and other information regarding electricity generation, Facility outages and the status of the Facility as is required under the PPA and/or the ISO Rules.

     (e)  Litigation: Permit Lapses. Upon obtaining actual knowledge thereof,
          -------------------------
          each Party shall, as soon as reasonably practicable, submit written notice to the other Party of: (i) any pending or threatened litigation, disputes, actions or other material actions concerning the Facility or the operation thereof; (ii) any lapse, modification, termination or expiration of any Permit issued, obtained or required for the Facility or the operation thereof; (iii) any violation of any Permit or Legal Requirement; (iv) any refusal to grant, renew or extend any Permit the stated reasons therefor and a summary of the actions taken; and (v) any dispute with any Governmental Person that may have an adverse effect on the operation of the Facility. Notwithstanding the foregoing, POA shall only be obligated to notify GE of matters which may either impact upon POA's performance of its obligations under this Agreement, may result in liability of POA to GE or for which GE may be liable.

     (f)  Assistance. GE shall maintain accurate and complete Facility operating
          ----------
          records, maintenance reports and metering data. GE shall cooperate with POA's accountants, auditors and other representatives (i) in the preparation of the reports required to meet all Legal Requirements and to perform POA's obligations under the Facility Agreements, and (ii) in the preparation of POA's periodic financial statements and reports and the Federal, state and local income tax returns of POA and its partners.

    (g)      Other Information. GE shall promptly submit to POA (i) any other
             -----------------
             material information which in the reasonable opinion of GE concerns new or significant aspects of the Facility or the operation, maintenance, repair or overhaul thereof; and (ii) such other information concerning the Facility or the operation, maintenance, repair and overhaul thereof reasonably requested by POA.

Section 4.06 Changes to Annual Budget and Annual Operating Plan.

     (a)     Proposal of a Change to the Annual Budget and Operating Plan. The
             ------------------------------------------------------------
             Parties recognize that changes to a previously approved Annual Budget and Annual Operating Plan (each, a "Change") may be required. POA and GE may by a written notice to the other Party propose a Change. The written notice shall describe the proposed Change in reasonable detail and the reasons therefor.

     (b)     Change Order Budget Statement. The written notice of a Change
             -----------------------------
             proposed by GE shall be accompanied by a Change Order Budget Statement which shall include (a) the direct cost or cost savings to POA of the proposed Change; (b) the time anticipated to implement the proposed Change; (c) the indirect costs or cost savings of the proposed Change including any loss of electricity revenues and any increased or decreased insurance, operating, maintenance or other costs during or following the implementation of the proposed Change; (d)) changes in the operating efficiency of the Facility; and (e) any other material effect on the Operation and Maintenance or efficiency of the Facility. Upon receipt by GE of any proposed Change from POA, GE shall use its best efforts to prepare and submit to POA a Change Order Budget Statement with respect to such proposed Change within 30 days of the receipt of POA's proposed Change. No proposed Change shall be implemented until an agreement has been executed by both Parties ("Change Order") approving the Change and the related Change Order Budget Statement; provided, however, that GE shall be entitled to implement a proposed Change without the prior approval of POA if such Change is required due to an Emergency.

     (c)     Agreement on Change Order. POA and GE shall diligently and in good
             -------------------------
             faith endeavor to reach agreement upon any proposed Change and the related Change Order Budget Statement: (i) within 30 days after the date of the receipt of a proposed Change and related Change Order Budget Statement from GE or (ii) within 45 days after the date of the receipt of a proposed Change and related Change Order Budget Statement from POA. If a Change is required as a result of an Emergency, then GE shall provide to POA, as soon as practicable, notice of such Change, together with a statement describing the Emergency. Within thirty (30) days of completion of a Change due to an Emergency, GE shall provide POA with a Change Order and a Change Order Budget Statement. If a Change due to an Emergency causes the Annual Budget to be exceeded and POA believes that an Emergency did not exist, then POA shall have the right to dispute the Change. If POA and GE do not agree as to the resolution of such dispute, then either Party may submit the dispute for resolution in accordance with Article XI.

                     ARTICLE V - COMPENSATION AND PAYMENT

Section 5.01 Payments to GE. In consideration for the performance by GE of its obligations hereunder, POA shall pay to GE, in the manner and at the times specified in this Article V, the Reimbursable Expenses, the Fired-Hour Fee, the Spare Parts Fee and the Operating Fee. GE shall render bills monthly and shall include with its bills such original invoices, purchase orders and other contracts and other documentation as may be reasonably required by POA to verify the amount of, and incurrence by GE, of Reimbursable Expenses included in the respective bill.

Section 5.02   Reimbursable Expenses.

    (a) Reimbursable Expenses shall consist of Payroll Costs, Training Expenses, Relocation Expenses, Subcontractor Expenses, Taxes and the Handling Fee and, subject to the limitations set forth herein, the costs incurred by GE for the purchase and delivery to the Site of Consumables and Parts and Tools.

    (b) GE shall invoice POA for Reimbursable Expenses as follows: No later than fifteen (15) days following the end of each month after the Commencement Date, GE shall submit to POA an invoice for all Reimbursable Expenses actually incurred by GE during such month. Each invoice shall be payable by POA promptly within 30 days of POA's receipt thereof.

Section 5.03 Payroll Cost. Payroll Cost shall be the sum of (a) the amount of all wages and salary which GE pays directly to its employees for labor and services performed at the Site for or in connection with the Operation, excluding all overtime associated with the overhaul of the Gas Turbine Packages, and Maintenance of the Facility and the Repair and Overhaul of the Gas Turbine Packages, up to, in any Operating Year, an amount equal to the product of 1.02 and the amount set forth in the Annual Budget for such Operating Year for wages ("Wages"), (b) an amount equal to 40% of the sum of (i) Wages paid to employees who do not receive additional Wages for overtime and the Wages for non-overtime hours paid to employees who receive additional Wages for overtime and, and (ii) the straight-time portion of Wages paid for overtime hours paid to employees who receive additional Wages for overtime, to cover GE's salary related costs, such as benefits, payroll taxes and employment-related insurance premiums, and (c) an amount equal to 10% of the sum of (i) Wages paid to employees who do not receive additional Wages for overtime, (ii) Wages paid for non-overtime hours and the straight-time portion of Wages paid for overtime hours paid to employees who receive additional Wages for overtime, to cover GE's allocable general and administrative costs.

Section 5.04 Training Expenses. The actual, direct costs and expenses reasonably incurred by GE for training ("Training Expenses") shall be Reimbursable Expenses, except that, for purposes of calculating the amount of Reimbursable Expenses, an amount equal to such costs and expenses incurred for training any person who is, for any reason within the control of GE, no longer assigned full-time to the Operation and Maintenance of the Facility within 12 months of the completion of such training shall be deducted from such costs and expenses incurred for training any person to replace such person no longer assigned full-time to Operate and Maintain the Facility.

Section 5.05 Relocation Expenses. The actual, direct costs and expenses reasonably incurred by GE for the relocation of employees to the Syracuse, NY area who are assigned full-time to the Operation and Maintenance of the Facility ("Relocation Expenses") shall be Reimbursable Expenses, except that, for purposes of calculating the amount of Reimbursable Expenses, an amount equal to such costs and expenses incurred to relocate any employee who is, for any reason within the control of GE, no longer assigned full-time to the Operation and Maintenance of the Facility within 12 months of his relocation shall be deducted from such costs and expenses incurred in connection with the relocation of any person to replace such person no longer assigned full-time to Operate and Maintain the Facility. Relocation Expenses for any individual transferring to the Facility will be limited to those authorized within GE's relocation policy and those costs reasonably incurred for travel within the continental United States.

Section 5.06 Subcontractor Expenses. The actual, direct costs and expenses incurred by GE for the services of subcontractors and consultants including subcontractors engaged to manage, transport and dispose of hazardous and toxic substances, ("Subcontractor Expenses"), shall be Reimbursable Expenses, provided however, that such costs shall include only reasonable costs reasonably incurred and shall exclude (i) such costs incurred in connection with the Repair and Overhaul of the Gas Turbine Packages, and (ii) such costs properly allocable to GE's general and administrative costs or which are incurred for services for which POA is obligated to compensate GE pursuant to Section 5.08 or otherwise hereunder.

Section 5.07 Taxes. All Taxes (other than GE's franchise taxes, state, local or federal income taxes or any other Taxes measured by GE's income) incurred by GE under this Agreement shall be a Reimbursable Expense.

Section 5.08   Handling Fee.

     (a) A fixed annual fee of $50,000 shall be a Reimbursable Expense in consideration for all labor and services provided by GE in connection with the purchasing of Consumables and Parts and Tools. Within fifteen
          (15) days following the end of each calendar month after the Commencement Date, GE shall submit to POA an invoice for one-twelfth (1/12th) of the Handling Fee. POA shall pay GE the full amount of each such invoice promptly within thirty (30) days after receipt of such invoice, subject to the provisions of Section 5.15.

     (b) A fee equal to 10% of the price paid by POA for Consumables, Parts and Tools, and labor procured by GE for or in connection with the performance of capital improvements, Major System Repairs or repairs required as a result of the occurrence of Insured Losses which are not performed by GE, shall be a Reimbursable Expense.

Section 5.09   Costs for Consumables and Parts and Tools.

     (a)  Consumables. The actual, direct costs incurred by GE for the purchase
          -----------
          of Consumables and the delivery thereof to the Site shall be Reimbursable

          Expenses, provided however, that such cost shall be limited to the reasonable cost of Consumables which are reasonably required by GE to Operate and Maintain the Facility. Notwithstanding the foregoing, the cost of Consumables (other than lubricants) used for or in connection with the Repair and Overhaul of the Gas Turbine Packages shall not be included in Reimbursable Expenses.

     (b)  Parts and Tools. The actual, direct costs incurred by GE for the
          ---------------
          purchase of Parts and Tools and the delivery thereof to the Site shall be included in Reimbursable Expenses, provided however, that such cost shall be limited to the reasonable cost of Parts and Tools which are reasonably required by GE to Operate and Maintain the Facility. The cost of Spare Parts used at or incorporated into the Facility and included in Reimbursable Expenses shall be equal to GE's actual, direct cost incurred to purchase such part and have it delivered to the Site, at the time it was added to the inventory of Spare Parts. Notwithstanding the foregoing, the cost incurred for (i) Spare Parts, and (ii) Parts and Tools which are used for or in connection with the Repair and Overhaul of the Gas Turbine Packages shall not be included in Reimbursable Expenses.

Section 5.10 Fired-Hour Fee and Directed Starts. In consideration of GE's Repair and Overhaul of the Gas Turbine Packages, POA shall pay to GE a monthly fee (the "Fired-Hour Fee") in an amount equal to the product of $88 (the "Per-Hour Fee") and the number of hours in the respective month each gas turbine in the Facility operates and burns fuel at firing temperatures not exceeding 1410 degrees F. The Per-Hour Fee shall increase to $92 for each hour of operation of a gas turbine during which such gas turbine is operated, at POA's request, for 20 minutes or more at firing temperatures in excess of 1410 degrees F, up to 1430 degrees F, and shall increase to $97 for each such hour during which such temperatures are greater than 1430 degrees F, up to 1450 degrees F, for 20 minutes or more. POA shall not require operation of either gas turbine at firing temperatures in excess of 1450 degrees F. There shall be added to the Fired-Hour Fee an amount equal to the product of $600 and the number of Additional Directed Starts which occurred in the respective month, and an amount equal to the product of $1,200 and the number of Excess Directed Starts which occurred in the respective month. "Additional Directed Starts" shall mean the fifty-sixth through seventy-fifth Directed Starts which occur in each Operating Year. "Excess Directed Starts" shall mean the Directed Starts in excess of 75 which occur in each Operating Year. POA shall not require more than 100 Directed Starts of either gas turbine during any Operating Year.

Section 5.11 Spare Parts Fee. In consideration of GE's purchasing, delivering and maintaining the inventory of Spare Parts as required under Section 2.14(c), POA shall pay to GE an annual fee of $50,000 ("Spare Parts Fee"). Within fifteen (15) days following the end of each calendar month after the Commencement Date, GE shall submit to POA an invoice for one-twelfth (1/12th) of the Spare Parts Fee. POA shall pay GE the full amount of each such invoice promptly within thirty (30) days afler receipt of such invoice, subject to the provisions of Section 5.15.

Section 5.12 Operating Fee. For each Operating Year, POA shall pay to GE an Operating Fee for the Operation and Maintenance of the Facility. The amount of the Operating Fee shall be three hundred fifty thousand dollars ($350,000) per Operating Year or a pro rata portion of such amount for Operating Years which consist of less than 12 months. Within fifteen (15) days following the end of each calendar month after the Commencement Date, GE shall submit to POA an invoice for one-twelfth (l/12th) of the Operating Fee. POA shall pay GE the full amount of each such invoice promptly within thirty (30) days after receipt of such invoice, subject to the provisions of Section 5.15.

Section 5.13   Interest. Except for any amounts in dispute as provided for in
Section 5.15, any amount owed to one Party by the other Party after the date such amount is due shall accrue interest each day from such date that such amount is not paid at the Default Rate. Such accrual shall take place automatically, and no failure or delay by any Party to invoice the other Party for such interest shall be deemed a waiver of the right to collect such interest.

Section 5.14 Accounting and Audit Rights. GE shall keep and maintain, in accordance with generally accepted accounting principles consistently applied, receipts, memoranda, vouchers, inventories and accounts of every kind and nature pertaining to the Reimbursable Expenses, as well as complete summaries and reports setting forth all reimbursable man-hours expended, payroll costs incurred and the monthly salary and hourly rate of each and every employee whose wages constitute a Reimbursable Expense hereunder (collectively "Records") sufficient to reflect accurately and completely all Reimbursable Expenses. GE shall keep and preserve the Records for a period of at least three (3) years from and after the close of the Operating Year in which such costs were incurred. POA, its representatives and any firm of independent auditors appointed by POA shall have access, upon reasonable advance written notice to GE, to the Records maintained by GE for the purposes of auditing and verifying the Reimbursable Expenses. POA shall have the right to reproduce all or part of the Records. If, pursuant to any audit and review, it is determined that any amount previously paid by GE did not constitute a Reimbursable Expense due and payable by POA, then POA may recover such amount from GE with interest thereon from the date of payment to the date of repayment at the Default Rate.

Section 5.15 Disputed Payments. If a Party disputes any amounts included in any invoice provided to such Party by the other Party, such Party shall give written notice to the other Party of each disputed amount and shall pay the full amount of such invoice that is not in dispute within the time periods set forth herein for such payment, The Parties shall endeavor diligently and in good faith to resolve any issue with respect to the amount remaining in dispute within thirty (30) days after the date of the other Party's receipt of the notice of disputed amount. If an agreement is not reached within such thirty (30) day period, the Parties will continue to try to resolve such dispute: provided, however, that either Party may instead submit the dispute to resolution pursuant to Article XI. If as a result of the dispute resolution a Party is required to pay moneys to the other Party, then such moneys shall accrue interest at the Default Rate as of the date originally due.

Section 5.16 Escalation. Each of the Operating Fee, Fired-Hour Fee, Handling Fee, Spare Parts Fee and the fees for Directed Starts set forth in Section 5.10 shall be increased annually. For each Operating Year after the first Operating Year, the escalated fee shall be equal to the product of (i) the ratio of the Consumer Price Index in effect as of January 1st of the preceding Operating Year over such index for the next preceding January 1st, and (ii) the fee for the then-expiring Operating Year.

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                               ARTICLE VI -TERM

Section 6.01   Term.

    (a) GE shall Operate and Maintain the Facility beginning on the Commencement Date and continuing until April 1, 2008, unless such date is extended or this Agreement is terminated as provided herein (the period of time during which GE is so obligated to Operate and Maintain the Facility being referred to herein as the "Term"), provided however, subject to Sections 7.01(c), 7.03 and 7.05, GE's
          -------- -------
          obligation to Repair and Overhaul each Gas Turbine Package shall continue until the completion of the next major overhaul thereof following April 1, 2008 and POA's obligation to pay the Fired-Hour Fee with respect to each Gas Turbine Package shall continue until the completion of each such respective major overhaul.

    (b) Notwithstanding the foregoing, in the event a major overhaul of a Gas Turbine Package is completed on or after June 30, 2005, at POA's option, POA may terminate payment of the Fired Hour Fee with respect to such Gas Turbine Package upon the completion of such major overhaul, and in such event, GE's obligation to Repair and Overhaul such Gas Turbine Package shall terminate upon the completion of such major overhaul.

Section 6.02 Renewal. POA may extend the Term for up to eight (8) additional consecutive years by providing notice of such extension to GE at any time prior to January 1, 2008.

Section 6.03   Facility Condition at End of Term.

    (a) GE shall leave the Facility, or cause the Facility to be left at the end of the Term, in the same condition as on July 1, 1992, normal wear and tear and any other degradation for which GE is not responsible excepted. All Consumables and Parts and Tools for which POA has paid shall be left at the Facility. All Consumables, Parts and Tools, operating and maintenance manuals, files, programs, texts, procedures and any other items furnished as a Reimbursable Expense will be left at the Facility and will become or remain, subject to Article III, the property of POA without additional charge. POA also shall have the right, but not the obligation, in its sole discretion, to directly assume and become liable for any contracts or obligations that GE may have undertaken with third parties in connection with the Operation and Maintenance of the Facility by GE. GE shall execute all documents and take all other reasonable steps requested by POA that may be required to assign to and vest in POA, and POA shall execute all documents and take all other reasonable steps requested by GE that may be required to release GE from all rights, benefits, interests and title in connection with such contracts or obligations.

    (b) Upon the expiration or other termination of this Agreement, GE shall, without charge or cost to POA, transfer to POA and leave at or deliver to the Site a supply of Spare Parts which would reasonably be required thereafter in connection with the operation and maintenance of POA's cogeneration facility having a then fair market value of not less than $250,000, escalated from June 1992 to the date of such expiration or termination in accordance with the change over such period in the Consumer Price Index.

Section 6.04 Liabilities Accrued as of the End of Term. Liabilities or obligations of the Parties which have accrued on or prior to any termination or expiration of this Agreement shall not be affected thereby, and this Agreement shall remain in effect, notwithstanding such termination or expiration, to the extent required to enable each Party to enforce its rights hereunder.

                ARTICLE VII - EVENTS OF DEFAULT AND TERMINATION

Section 7.01   GE Events of Default.

     (a) Any one or more of the following events shall constitute a GE Event of Default hereunder:

          (i) The failure of GE to pay any amount due POA hereunder for thirty (30) days after written notice specifying the amount to be paid, or a failure by GE to substantially perform any of its material obligations under this Agreement which failure continues for thirty (30) days after written notice from POA specifying (A) in detail the default complained of, and (B) that such notice is a notice of default pursuant to this
                 Section 7.01; provided, however, that if the default is curable but impracticable to cure within thirty (30) days, as long as GE shall commence and diligently prosecute the curing of the default to completion, GE shall have such period of time as reasonably necessary to cure the default, but in no event more than one hundred twenty (120) days from the date notice of default shall have been given by POA.

          (ii) GE files a voluntary petition in bankruptcy or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future Federal, state or other bankruptcy or insolvency statute or law, or seeks, consents to or acquiesces in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of GE or of all or any substantial part of its properties.

          (iii) The commencement of any action, case or proceeding against GE seeking (A) any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any insolvency laws, or (B) the appointment, without the consent or acquiescence of GE, of any trustee, receiver or liquidator of GE or of all or substantially all of its properties, which proceeding or appointment shall continue unstayed for a period of sixty (60) days.

          (iv) Except to the extent caused by Force Majeure, Utility interruption, or POA direction, in any Operating Year On-Peak Capacity Factor is less than

                 88% or Off-Peak Capacity Factor is less than 88%. On-Peak Capacity Factor and Off-Peak Capacity Factor shall be fractions, expressed as percentages, the numerators of which shall be the number of kwhrs actually generated by the Facility during the respective Operating Year during On-Peak Hours and Off-Peak Hours, respectively, excluding kwhrs generated during ramp-up and ramp-down periods within the limitations thereof set forth in the POA Operations and Maintenance Procedures Manual, and the denominator of which shall be the number of kwhrs the Facility would have generated during such Operating Year during On-Peak Hours and Off-Peak Hours, respectively, if the Facility had operated during all hours (excluding hours included in ramp-up and ramp-down periods within the limitations thereof set forth in the POA Operations and Maintenance Procedures Manual) when operation was requested by POA, at the output level specified by POA (within the limitations of the cogeneration facility). On Peak Hours and Off-Peak Hours shall be the hours defined as such in the PPA. For purposes hereof, POA may not require operation of the Facility during the times when maintenance or overhauls which would preclude operation are scheduled to be performed in the Annual Operating Plan or otherwise as agreed in writing between GE and POA.

          (v) Except to the extent caused by Force Majeure, the performance of the Major System Repairs or resulting from excess POA vendor costs under Section 2.14(e), the Reimbursable Expenses actually paid by POA with respect to any Operating Year, net of any insurance proceeds allocable to payment of such Reimbursable Expenses which are received by POA or paid on behalf of POA, exceed the amount budgeted therefore in the respective Annual Budget, as changed from time to time pursuant to Section 4.06 hereof, by more than 10%.

          (vi) GE fails to deliver steam from the Facility in accordance with the Steam Agreement at the levels of production required by the Steam User for a period of ten (10) consecutive days or a total of thirty (30) days in any Operating Year.

          (vii) GE takes any action, or fails to take any reasonable action, which action or failure to act has a material adverse effect on the status of the Facility as a QF.

          (viii) GE incurs liabilities to POA hereunder in any Operating Year, (net of any amounts recoverable under any policies of insurance or from third parties as a result of the events which have given rise to such liabilities) which, in the aggregate, are equal to or exceed the maximum liability of GE under Section
                 10.02 hereof; provided, however, that such liabilities shall not include any liabilities to the extent resulting from POA's failure to perform any of its obligations hereunder.

          (ix) GE takes any action, or fails to take any reasonable action, and such action or failure to act results in the breach of any Facility Agreement by POA.

     (b) The Operating Fee shall remain payable with respect to any cure periods applicable to any GE Event of Default, provided that during such cure periods GE continues to substantially perform its obligations hereunder, including actual operation, maintenance and repair of the Facility, otherwise the Operating Fee shall not be payable with respect to such cure periods.

     (c) Upon the occurrence of any GE Event of Default and the failure of GE to cure such GE Event of Default within the applicable cure period, if any, POA may terminate this Agreement upon (5) five days written notice to GE, Without prejudice to any claim for damages POA may have against GE for GE's breach of this Agreement, or any other claim POA may have against GE, GE shall remain liable to POA for all outstanding amounts due to POA hereunder at the time of such termination. Upon the termination of this Agreement pursuant to the previous, POA may take possession of and utilize any materials, plant, tools, equipment and property of any kind furnished by GE to the Facility (excluding (A) the Spare Parts (B) any materials, plant, tools, equipment and property furnished under the Leased Engine Program, and (C) any materials, plant, tools, equipment and property furnished pursuant to GE's performance of its obligations under Section 7.05) and necessary to operate, maintain or repair the Facility. GE shall be and shall remain liable for (i) the amount by which the sum of all reasonable costs incurred by POA in performing the obligations of GE hereunder exceed the amounts which would have been payable to GE hereunder, and
          (ii) all actual losses, costs, claims and damages incurred by POA in connection with GE's default (exclusive of any incidental or consequential damages, for which GE shall not be liable); provided however, that (x) the operation, maintenance and/or repair of the Facility thereafter by or on behalf of POA is carried out in accordance with the provisions of this Agreement to the extent such provisions relate to such operation and/or maintenance and/or repair and (y) the maximum liability of GE shall not exceed the amount set forth in Section 10.02.

     (d) Notwithstanding the foregoing, at POA's option, GE shall continue to operate and maintain the Facility after a termination of this Agreement as a result of an GE Event of Default for such period of time (the "Transition Period") as POA may direct, up to 180 days, according to the terms of this Agreement.

Section 7.02   POA Events of Default.

     (a) Any one or more of the following events shall constitute a POA Event of Default hereunder:

          (i) The failure of POA to pay any amount due to GE hereunder which failure continues for thirty (30) days after written notice from GE specifying (A) the amount required to be paid, and (B) that such notice is a notice of default pursuant to this
                 Section 7.02. Notwithstanding the foregoing, interest on any past due amounts shall accrue beginning on the day after the original date such amount was due;

          (ii) If POA fails to substantially perform any of its material obligations under this Agreement (other than the obligation to make any payment due hereunder) which failure continues for thirty (30) days after written notice from GE specifying (A) in detail the default complained of, and (B) that such notice is a notice of default pursuant to this Section 7.02; provided, however, that if the default is curable but impracticable to cure within thirty (30) days, as long as POA shall commence and diligently prosecute the curing of the default to completion, POA shall have such period of time reasonably necessary to cure the default not to exceed one hundred twenty (120) days from the date notice of default shall have been given by GE;

          (iii) POA files a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future Federal, state or other bankruptcy or insolvency statute or law, or seeks, consents to or acquiesces in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of POA or of all or any substantial part of its properties; or

          (iv) The commencement of any action, case or proceeding against POA seeking (A) any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any insolvency laws, or (B) the appointment, without the consent or acquiescence of POA, of any trustee, receiver or liquidator of POA of all or substantially all of its properties, which proceeding or appointment shall continue unstayed for a period of sixty (60) days.

     (b) Upon the occurrence of a POA Event of Default, GE may, by written notice to POA, terminate this Agreement immediately with respect to a POA Event of Default pursuant to Section 7.02(a)(i) hereof, and with respect to any other POA Event of Default, as of a date set forth in such notice which shall be not less than thirty (30) days from the date of such notice. Without prejudice to any claim for damages GE may have against POA for POA's breach of this Agreement, or any other claim GE may have against POA, POA shall remain liable to GE for all outstanding amounts due to GE hereunder at the time of such termination.

Section 7.03 Notice of Termination. POA may terminate this Agreement at any time in its sole discretion, provided however, that upon such termination, POA shall pay GE a fee (the "Termination Fee") equal to the applicable sum or pro-rated annual portion thereof set forth on the attached Schedule 4. POA and GE agree that the sums set forth in Schedule 4 represent reasonable compensation to GE for POA's termination of this Agreement.

Section 7.04 Force Majeure. In the event of the occurrence of a Force Majeure which results in (i) the total interruption of operation of the cogeneration facility, (ii) the reduction of electric output of the cogeneration facility by 20 MW or more, (iii) an increase in the heat rate of the cogeneration facility by 25% or more, in any case for a continuous period of one hundred eighty (180) days or more, without limiting its rights hereunder, POA shall have the option, exercisable on thirty (30) days advance written notice to GE, to suspend operation of the Facility and suspend performance by both Parties of this Agreement for the duration of such Force Majeure, during which suspension, GE shall have no continuing obligations with respect to the Facility, and POA shall have no payment or other obligation to GE. Periods during which POA requests that the cogeneration facility not be operated shall not be excluded from periods during which any condition specified in clause (i), (ii) or (iii) exists for purposes of determining the duration and continuity of such condition under the preceding sentence. In the event of any such suspension, GE shall promptly take such actions as are reasonably necessary to secure the Facility from deterioration for the duration of such Force Majeure, the parties shall pay to each other within fifteen (15) days after the effective date of such suspension any sums due pursuant to the other provisions of this Agreement, and, within fifteen (15) days after receipt of a properly documented invoice therefor, POA shall pay to GE GE's accountable costs of suspending operation of and securing the Facility, including reasonable employee relocation and/or severance arrangements and other demobilization costs. POA shall give GE thirty (30) days advance written notice of POA's intention to lift any suspension of the Parties' obligations pursuant to this Section 7.04.

Section 7.05 Repair and Overhaul Obligations after Termination. Notwithstanding the provisions of Section 7.01 and 7.03, in the event POA terminates this Agreement pursuant thereto (i) GE shall remain obligated to Repair and Overhaul, in accordance with the terms of this Agreement otherwise applicable thereto, each Gas Turbine Package through the completion of its next major overhaul after the effective date of such termination, and (ii) POA shall remain obligated to pay the Fired Hour Fee for each Gas Turbine Package through the completion of its next major overhaul after the effective date of such termination.

                           ARTICLE VIII - INSURANCE

Section 8.01 Coordination of Insurance. POA and GE shall obtain and maintain in effect insurance coverages of the types, in the amounts, with the deductibles and as otherwise provided in Exhibit E.

Section 8.02 Certificates; Proof of Loss. On or before the date or dates on which insurance coverages are required to become effective hereunder, each Party shall furnish certificates of insurance to the other Party evidencing the insurance coverage required of such Party pursuant to this Agreement. The Party maintaining each insurance policy hereunder shall make all proofs of loss under each such policy and shall take all other action reasonably required to ensure collection from insurers for any loss covered under any such policy.

Section 8.03 No Limitation on Liability. Neither the requirement to provide nor the provision of any insurance coverage hereunder shall limit the liability of either Party to the other Party under this Agreement.

                         ARTICLE IX - INDEMNIFICATION

Section 9.01 By GE. To the maximum extent permitted by law and subject to the limitations set forth in Article X, GE shall indemnify, defend and hold harmless POA and its partners, shareholders, officers, directors, employees, representatives and agents (the "POA Indemnified Parties"), from and against any and all suits, actions, liabilities, legal proceedings, claims, demands, losses, costs and expenses of every kind and character whatsoever, including without limitation, reasonable attorneys' fees and expenses, for injury to or death of third parties or loss or damage to property of third parties to the extent arising out of or in connection with (i) any failure on the part of GE to perform its obligations under this Agreement or (ii) any negligent acts or omissions, willful misconduct or violations of Steam User's safety procedures by GE, its employees, agents, representatives or independent contractors or any other person acting for or on behalf of GE (other than a POA Indemnified Party). It is understood and agreed by the Parties that any costs or expenses incurred by GE pursuant to its indemnity obligations under this Section 9.01, including without limitation, the cost of deductibles with respect to the insurance maintained by GE or POA pursuant to Article VIII, shall not constitute Reimbursable Expenses.

Section 9.02 By POA. To the maximum extent permitted by law, and subject to the limitations set forth in Article X, POA shall indemnify, defend and hold harmless GE, its shareholders, officers, directors, employees, agents and representatives (the "GE Indemnified Parties"), from and against any and all suits, actions, liabilities, legal proceedings, claims, demands, loses, costs and expenses of every kind or character whatsoever, including without limitation, reasonable attorneys' fees and expenses for injury to or death of third parties or loss or damage to property of third parties to the extent arising out of or in connection with (i) any failure on the part of POA to perform its obligations under this Agreement or (ii) any negligent acts or omissions or willful misconduct of POA or anyone acting on POA's behalf (other than an GE Indemnified Party) or (iii) except to the extent arising out of any failure of GE to properly handle and arrange for the disposal of hazardous substances by independent third party contractors as provided in Section 2.23 any liability arising in connection with the transportation and disposal of hazardous substances.

                    ARTICLE X - LIABILITIES OF THE PARTIES

Section 10.01 No Consequential Damages. (a) Notwithstanding any provision contained in this Agreement to the contrary, neither Party nor its partners, shareholders, officers, directors, principals, agents, subcontractors, vendors, employees or its Affiliates shall be liable to the other Party hereunder for consequential, incidental, special or indirect loss or damage, including without limitation, cost of capital, loss of goodwill, loss of revenue or cost of replacement power. The Parties further agree that the waivers and the disclaimers of liability, indemnities, releases from liability and limitations on liability expressed in this Agreement shall survive the termination or expiration and shall apply (unless otherwise expressly indicated), whether in contract, equity, tort or otherwise, even in the event of the fault, negligence (including without limitation, the sole negligence), strict liability or breach of warranty of the Party indemnified, released or whose liabilities are limited, and shall extend to the officers, directors, principals, partners, agents, subcontractors, vendors, employees or Affiliates of such Party.

     (b) Neither the cost of repairing or replacing the Facility or any part thereof, or any Equipment or any parts thereof, which are damaged due to the negligence or willful misconduct of GE or any failure of GE to perform its obligations hereunder, nor fines or penalties imposed on POA as a result of the failure of the Facility or the operation thereof, or of POA, to conform to or comply with any environmental permit or operating permit requirements due to the negligence or willful misconduct of GE shall be deemed to be consequential, incidental, special or indirect damage.

Section 10.02 Limitation of Liabilities. Notwithstanding any provision contained in this Agreement to the contrary, for any Operating Year, GE shall not be liable to POA (whether by contract, warranty, tort or otherwise) for any amount that exceeds the amount of the Operating Fee for the Operating Year in which the claim is made. If a claim(s) is made after the end of the Term, then the claim(s) shall be deemed to have been made in the last Operating Year of the Term.

                        ARTICLE XI - DISPUTE RESOLUTION

Section 11.01 Arbitration. If there is a dispute arising under, out of or in connection with the making, performance or execution of this Agreement, then the dispute shall be submitted to the American Arbitration Association in New York, New York for arbitration. Any such arbitration shall be conducted in accordance with the principles set forth in this Article XI and the rules of the American Arbitration Association.

Section 11.02 Demand for Arbitration. Upon written demand of either Party, the Parties shall meet and attempt to appoint a single arbitrator. If the Parties are unable to agree on a single arbitrator, or if one of the Parties fails to meet within ten (10) days of a written demand being forwarded, then either Party may apply to have the arbitrator appointed by the American Arbitration Association.

Section 11.03 Qualifications. The arbitrator selected to act hereunder shall be qualified by education or training to pass upon the particular question or questions in dispute. No arbitrator shall be an officer, director, employee, agent or consultant of either Party or any of its respective Affiliates.

Section 11.04 Decisions Final. The decision of the arbitrator shall be in writing and signed by the arbitrator and shall be final and binding upon the Parties as to any question or questions so submitted to arbitration and the Parties shall be bound by such decision and perform the terms and conditions thereof.

Section 11.05 Compensation of Arbitrator. The compensation and expenses of the arbitrator (unless determined by the arbitrator to be payable by the non-prevailing Party or in some other manner) shall be paid in equal proportions by GE and POA.

Section 11.06 Performance to Continue. All performance required by either Party under this Agreement shall continue during arbitration proceedings.

Section 11.07 Agreement Controlling. In all respects not provided for elsewhere in this Article XI, the rules of the American Arbitration Association shall govern any dispute hereunder submitted to arbitration. If there is a conflict between the provisions of this Agreement and such rules, the provisions of this Agreement shall prevail.

                         ARTICLE XII - CONFIDENTIALITY

Section 12.01 Nondisclosure. Neither Party shall disclose to third parties any information regarding the business affairs, finances, technology or processes received from the other Party pursuant to or in connection with this Agreement or the Facility Agreements without the express written consent of the other Party. This restriction shall not apply to information that (i) was already in the possession of the receiving Party prior to receipt from the disclosing Party, (ii) now or hereafter becomes a part of the public domain through no fault of the receiving Party, (iii) corresponds in substance to information heretofore or hereafter furnished by third Parties without restriction on disclosure or (iv) with respect to any disclosure by POA, any information which is or becomes the property of POA pursuant to this Agreement. Each Party will release, indemnify and hold harmless the other Party from any and all liability arising from its improper use or dissemination of confidential or proprietary information protected hereunder.

Section 12.02 Permitted Disclosure. Any Party required by law to disclose information that is otherwise required to be maintained in confidence pursuant to Section 12.01, or where disclosure is required in connection with the assertion of any claim or defense in judicial or administrative proceedings involving a Party, may make disclosure notwithstanding the provisions of Section 12.01; provided, however, that the Party making the disclosure shall immediately notify the other Party of the requirement and the terms thereof prior to the submission and shall cooperate to the maximum extent practicable to minimize the disclosure of the information. The Party disclosing such information shall use its reasonable efforts to obtain proprietary or confidential treatment of such information by the third party to whom the information is disclosed, and will, to the extent such remedies are available, seek protective orders limiting the dissemination and use of the information. This Agreement does not alter the rights of either Party to challenge any law requiring the disclosure.

Section 12.03  Term. The confidentiality obligation of the Parties pursuant to
Section 12.01 shall remain in full force and effect for a period of five (5) years after the date of the expiration or termination of this Agreement.

                    ARTICLE XIII -TITLE, DOCUMENTS AND DATA

Section 13.01 Materials and Equipment. Title to all Consumables, Parts and Tools and other items purchased or obtained by GE, the cost of which is a Reimbursable Expense, shall pass and vest in POA upon payment or reimbursement of the cost thereof by POA to GE; provided, however, that such transfer of title shall in no way affect GE's obligations as set forth in the other provisions of this Agreement. GE shall execute and deliver such bills of sale and other documents reasonably requested by POA to effect and confirm transfer of title to Consumables, Parts and Tools and such other items as provided hereby.

Section 13.02  Documents. Except for the materials and documents listed in
Schedule 2, GE shall grant POA a royalty-free license to use at the Facility all materials and documents prepared or developed by or on behalf of GE in connection with the Facility or the performance of the Services, including without limitation, all manuals, data, designs, drawings, plans, computer software, specifications, reports and accounts, and for which GE has been compensated. All such materials and documents, together with any materials and documents furnished by POA to GE or to its employees, representatives, agents or contractors, shall be delivered to POA upon expiration or termination of this Agreement and before final payment is made to GE. In addition, all such materials and documents shall be available for review by POA at all reasonable times during development of, and promptly upon completion of, such materials and documents. All such materials and documents required to be submitted for the approval of POA shall be prepared and processed in accordance with the requirements and specifications set forth in the Administrative Procedures Manual. However, POA's approval of materials and documents submitted by GE shall not relieve GE of its responsibility for the correctness thereof or of its obligation to meet all the requirements of this Agreement.

Section 13.03 Proprietary Information. Where materials or documents prepared or developed by GE or its employees, agents, representatives or contractors contain proprietary information, systems, techniques or know-how previously known to GE or its employees, agents, representatives or contractors or previously acquired by GE or its contractors from third Parties, GE or its employees, agents, representatives or contractors shall have the unrestricted right to use or dispose of such information, systems, techniques or know-how as they see fit. However, where such information, systems, techniques or know-how are specifically developed, created or acquired by GE or its employees, agents, representatives or contractors in the performance of the Services at the Facility, then GE and its employees, agents, representatives or contractors shall have the right to use in the performance of the Services, but not to disclose to others, such information, systems, techniques or know-how, unless approved by POA in writing, while POA shall have the unrestricted right to use and disclose to others any and all such information, systems, techniques and know-how. GE agrees that it shall take all reasonable steps in order that its employees, representatives, agents and contractors adhere to the provisions of this Article XIII. Appropriate clauses to carry out the purpose and intent of this Article XIII shall be included in all contracts and agreements entered into by GE in connection with the performance of this Agreement.

                    ARTICLE XIV - MISCELLANEOUS PROVISIONS

Section 14.01 Assignment. Except as set forth below, no assignment of this Agreement by either Party may be made without the prior written approval of the other Patty; provided, however, that this Agreement may be assigned by POA without the consent of GE in connection with any financing or refinancing of the Facility. Any assignment that does not comply with the provisions of this
Section 14.01 shall be null and void.

Section 14.02 Cooperation in Financing. GE will, at POA's request, execute and deliver such consents, assignments, memoranda and other instruments as POA may reasonably require in connection with any financing or refinancing of the Facility on a project finance sale/leaseback basis, including without limitation, instruments to ensure that the Facility and its components are not subject to the interests of GE's creditors and to otherwise enable POA to create and perfect security interests in the Facility and this Agreement.

Section 14.03 Access. For purposes of inspection and review, POA and its respective representatives at all reasonable times shall have access to the Facility, all Facility operation and documents, materials, records and accounts relating to the operation, maintenance and repair of the Facility including Overhaul of the Gas Turbine Packages other than GE's personnel files and accounting information related solely to GE's financial condition or transactions which do not affect the amount of Reimbursable Expenses. During any such inspection or review of the Facility, POA and its invitees and representatives shall comply with all of GE's safety and security procedures, and POA and its respective representatives shall conduct such inspection and reviews in such a manner as to cause minimum interference with GE's activities. GE also shall cooperate with POA in allowing other visitors access to the Facility under conditions mutually agreeable to the Parties.

Section 14.04 Independent Contractor. Except as otherwise expressly set forth in this Agreement, GE shall be an independent contractor with respect to the performance of this Agreement. Neither GE nor its employees, agents, subcontractors, vendors or suppliers or the employees of any such parties employed in the Operation and Maintenance of the Facility shall be deemed to be agents, representatives, employees or servants of POA, except to the extent of any express agency created hereunder pursuant to the authority granted to GE under Article II. Except as otherwise expressly provided herein, this Agreement shall not constitute GE as the legal representative or agent of POA, nor shall GE have the right or authority to assume, create or incur any liability or obligation, express or implied, against, in the name of or on behalf of POA. This Agreement is not intended to create, and shall not be construed to create a relationship of partnership or an association for profit between POA and GE.

Section 14.05 Not for Benefit of Third Parties. Except as otherwise expressly provided herein, this Agreement and each and every provision is for the exclusive benefit of the Parties hereto and is not for the benefit of any third party.

Section 14.06 Force Majeure. In the event that a Party is rendered unable, by reason of an event of Force Majeure, to perform, wholly or in part, any obligation or commitment set forth in this Agreement, then, provided such Party gives prompt written notice describing the particulars of such event, including the nature of the occurrence and its expected duration, and continues to furnish daily reports with respect thereto during the period of the Force Majeure, the obligations of such Party shall be suspended to the extent and for the period such Party is rendered unable to perform such obligations by such Force Majeure condition; provided, however, that (i) the suspension of such obligations shall be of no greater scope and of no longer duration than is required by the Force Majeure and (ii) the Party whose performance is being excused shall use its reasonable efforts to perform its obligations hereunder and use its reasonable efforts to remedy its inability to perform. The Force Majeure event will not excuse either Party from making payments to the other Party. If a Force Majeure continues for more than six (6) consecutive months, either Party may terminate this Agreement, upon one hundred eighty (180) days' prior written notice, provided such notice may not be given prior to the end of such six (6) month period.

Section 14.07 Amendments. Neither this Agreement nor any of the terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

Section 14.08 Survival. Notwithstanding any provisions contained herein to the contrary, the indemnity obligations set forth in Article IX, the limitations on liabilities set forth in Article X, the dispute resolution provisions set forth in Article XI and the confidentiality obligations set forth in Article XII shall survive in full force the expiration or termination of this Agreement.

Section 14.09 No Waiver. It is understood and agreed that any delay, waiver or omission by a Party to exercise any right or power arising from any breach or default by the other Party with respect to any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by the non-defaulting Party of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the defaulting Party.

Section 14.10 Notices. Any notice, demand, offer or other written instrument required or permitted to be given pursuant to this Agreement shall be in writing signed by the Party giving such notice and shall be hand delivered or sent by overnight courier, registered mail or telefax to the other Party at the address for such Party set forth below.

          If delivered to POA:

               Project Orange Associates, L.P.
               c/o GPU International, Inc.
               One Upper Pond Road
               Parsippany, NJ 07054
               Attention:
               Vice President - Business Management
               Telephone: (973) 263-6950
               Telefacsimile: (973) 263-6447

          with copies to:

               Manager of Operations
               (Address same as above)

                    and

               Business Manager
               (Address same as above)

          If delivered to GE:

               GE Energy Plant Operations, Inc.
               4200 Windy Hill Road
               Atlanta, Georgia 30339
               Attention:  General Manager of Operations
               Telephone: (770) 859-7785
               Telefacsimile: (770) 859-7767

          with a copy to:

               Division Counsel
               (Address same as above)

Each Party shall have the right to change the place to which notice shall be sent or delivered by similar notice sent in like manner to the other Party. Without limiting any other means by which a Party may be able to prove that a notice has been received by the other Party, a notice shall be deemed to be duly received:

     (a) if sent by hand, the date when left with a responsible persons at the address of the recipient;

     (b) if sent by registered mail or overnight courier, the date of delivery to the address specified herein; or

     (c) if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number specified herein.

Section 14.11 Representations and Warranties. Each Party represents and warrants to the other Party that: (i) such Party has the full power and authority to execute, deliver and perform its obligations under this Agreement and to carry out the transactions contemplated hereby; (ii) the execution and delivery of this Agreement by such Party and the carrying out by such Party of the transactions contemplated hereby have been duly authorized by all requisite corporate action or partnership action, as the case may be, and this Agreement has been duly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its term, subject, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity;
(iii) no authorization, consent, approval or order of, notice to or registration, qualification, declaration or filing with any governmental authority is required for the execution, delivery and performance by such Party of this Agreement or the carrying out by such Party of the transactions contemplated hereby, other than regulatory and similar approvals needed with respect to the operation of the Facility; and (iv) none of the execution, delivery and performance by such Party of this Agreement, the compliance with the terms and provisions, and the carrying out of the transactions contemplated hereby, conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law in existence on the date or the charter documents or partnership agreement, as amended, or by-laws, as amended, of such Party in existence on the date, or any applicable order, writ, injunction, judgment or decree of any court or administrative or regulatory agency or body against such Party or by which it or any of its properties is bound, or any loan agreement, indenture, mortgage, bond, note, resolution, contract or other agreement or instrument to which such Party is a party or by which it or any of its properties is bound or constitutes a default thereunder or will result in the imposition of any lien, mortgage or other encumbrance upon any of its properties.

Section 14.12 Counterparts. The Parties may execute this Agreement in two (2) or more counterparts, all of which taken together shall constitute one and the same instrument and each of which shall be deemed an original instrument as against any Party who has signed it.

Section 14.13 Governing Law. This Agreement shall be governed by and enforced in accordance with the laws of the State of New York, except the conflict of laws principles thereof.

Section 14.14 Partial Invalidity. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that if such severability materially changes the economic benefits of this Agreement to either Party, the Parties shall negotiate in good faith an equitable adjustment in the provisions of this Agreement.

Section 14.15 Captions, Exhibits and the Table of Contents. Titles or captions of Sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, describe or otherwise affect the scope or meaning of this Agreement or the intent of any provision. All Exhibits attached hereto shall be considered a part of this Agreement as though fully set forth herein.

Section 14.16 Entire Agreement. This Agreement sets forth the full and complete understanding of the Parties relating to the subject matter herein, and supersedes any and all negotiations, agreements and representations made or dated prior thereto.

Section 14.17 Conflicting Provisions. In the event of any conflict between this document and any Exhibit hereto, the terms and provisions of this document, as amended from time to time, shall control. In the event of any conflict among the Exhibits, the Exhibit of latest date shall control.

Section 14.18 Successors and Assigns. The terms and provisions of this Agreement and the respective rights and obligations hereunder of GE and POA shall be binding upon, and inure to the benefit of, their respective successors and permitted assigns.

Section 14.19 Opinion of Counsel. At the request and expense of POA, GE shall provide to POA an opinion of GE's counsel in appropriate form as to the representations and warranties made by GE in Section 14.11.

Section 14.20 Performance During Legal Proceedings. All performance required by either Party under this Agreement shall continue during any legal proceedings.

Section 14.21 Joint Effort. Preparation of this Agreement has been a joint effort of the Parties and the resulting document shall not be construed more severely against one of the Parties than against the other.

SECTION 14.22 DISCLAIMER OF WARRANTIES. EXCEPT FOR WARRANTIES EXPRESSED HEREIN, GE HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER STATUTORY, ORAL, WRITTEN, EXPRESS OR IMPLIED, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

Section 14.23 Standard of Reasonableness. Except as expressly stated to be within the sole discretion of any Party, all consents or approvals required of either Party shall not be unreasonably withheld or delayed.

                    ARTICLE XV -MAINTENANCE OF INVENTORY OF
                        CONSUMABLES AND PARTS AND TOOLS

Section 15.01  Maintenance of Inventory of Consumables and Parts and Tools.

    (a) On and after the date hereof, and continuing until the Commencement Date, GE shall keep and maintain at the Facility site an inventory of Consumables and Parts and Tools which is consistent with the inventory of such Consumables and Parts and Tools which GE has maintained at the Site while operating, maintaining and repairing the Facility pursuant to the Prior Agreement. GE shall also keep all personal property (other than the Spare Parts) at the Site which GE owns and has used solely in connection with operating, maintaining and repairing the Facility pursuant to the Prior Agreement.

    (b) Title to all Consumables, Parts and Tools and all other personal property located at the Site on the date hereof (other than the Spare Parts) for use in connection with the operation, maintenance and repair of the Facility under the Prior Agreement or this Agreement, to the extent not previously transferred to POA, shall become vested in POA as of the Commencement Date at no charge or cost to POA. GE shall execute and deliver such bills of sale and other documentation reasonably requested by POA to effect such transfer of title.

IN WITNESS WHEREOF, the Parties have executed this Cogeneration Facility Operation and Maintenance Agreement through their duly authorized officers or representatives as of the date first above written.

                       PROJECT ORANGE ASSOCIATES, L.P.

                       By: NCP Syracuse, Inc., Managing General Partner
                       By: NCP Energy, Inc., Attorney-in-Fact


                       By: /s/ Beth Matheson
                          ---------------------------------------
                          Name:  Beth Matheson
                          Title: Vice President



                       GE ENERGY PLANT OPERATIONS, INC.


                       By: /s/ Kevin Walsh
                          ---------------------------------------
                          Name:  Kevin Walsh
                          Title: General Manager of Operations

EXHIBIT A-I
                  MINIMUM REPAIR AND MAINTENANCE REQUIREMENTS
                            FOR THE EXISTING PLANT

      Including but not limited to:

      Hourly:
      ------
      Walk through inspection of entire plant every hour and log readings every three hours per Schedule I

      Daily:
      -----
      Test makeup, condensate, and feedwater for chemical and other readings required per Schedules 2 and 3 and adjust as needed. Test more often if necessary.

      Monthly:
      -------
      Inspect, add water, clean and charge switchgear storage batteries for proper gravity level.

      Check all chemical inventories.

      Grease governor bearings on 1,000 K.W. turbine generator.

      Quarterly:
      ---------
      Have steam purity test performed by independent laboratory.

      Yearly:
      ------
      Inspect boilers according to New York State boiler code regulations and standards and correct all deficiencies resulting from inspection.

      Pack all valves, replace or repair any valves with problems.

      Inspect, repair or replace all traps and strainers.

      Clean, repair and grease all reducing valves. Replace if necessary.

      Inspect and clean all safety valves, repair or replace as required.

      Inspect 1,000 K.W. turbine generator, replace oil, clean and grease couplings, bearings and replace any needed parts.

      Inspect and clean all electrical breakers and switchgear.

      Inspect two stacks, bricks, lighting rods and pointing, repair as required.

                  MINIMUM REPAIR AND MAINTENANCE REQUIREMENTS
                            FOR THE EXISTING PLANT

      Inspect two main air compressors including dryers and filters and repair as required. Air system shall be kept free of oil and water contamination.

      Every Three Years:
      -----------------

      Have all switch relays tested and cleaned by manufacturer.

      Every Five Years:
      ----------------
      Perform internal structural inspection of two stacks and repair if necessary.

      Sonic test two oil tanks and three deareaters.

      INSTRUMENTATION
      ---------------

      Common Equipment. Both Plants:
      -----------------------------

      At least Yearly: Check all auxiliary transmitters, recorders and integrators for calibration: house steam, treated water, condensate flow, condensate temperature end feedwater temperature.

      Riley Plant:
      -----------

      Tests performed on 3 and 4 boilers, and their replacements, if any, in late spring and summer.

      Complete calibration check and repairs, parts replaced as needed on the following:

      (a) recorders and integrators

      (b) pneumatic and electronic relays

      (c) pneumatic and electronic selector stations

      (d) draft and pressure gauges

      (e) valve and control drive positioners

      (f) pneumatic and electronic transmitters

      (g) oxygen and combustible analyzers

      Clean forced draft fans and inducted draft fans and make sure vanes and associated linkage work freely.

                  MINIMUM REPAIR AND MAINTENANCE REQUIREMENTS
                            FOR THE EXISTING PLANT

       Loop check combustion, feedwater and boiler draft system. Check for pneumatic leaks.

       Run combustion tests on all boilers at least once a year.

       Alto Plant:
       ----------
       Tests performed on 6 and 7 boilers and their replacements, if any, in winter and early spring.

       Complete calibration check and repairs, parts replaced as needed on the following:

       (a) recorders and integrators

       (b) pneumatic relays, pressure and combustion system

       (c) pneumatic selector stations

       (d) draft and pressure gauges

       (e) valve and control drive positioners

       (f) pneumatic and electronic transmitters, pressure, flow, and temperature

       (g) oxygen and combustion analyzer.

       Clean forced draft and induced draft fans and make sure linkage is not binding and moves freely.

       Loop check combustion, feedwater and boiler draft system. Check for pneumatic leaks.

       Run combustion tests on all boilers at least once a year.

EXHIBIT A-2

             MINIMUM OPERATING REQUIREMENTS FOR THE EXISTING PLANT

       Modifications:
       -------------
       A 300 lb./hr. 100 psig steam coil will be installed in the mud drums of each of the two Riley boilers pursuant to the terms of the Construction Contract. An attemperator will be provided, as required, to let down 300 psig steam to 100 psig.

       Lay-Up Procedure - Alto Boilers:
       -------------------------------
       The following lay-up procedure is to be performed on each boiler one at a time, and shall be followed for each boiler.

       (a) All water walls are blown under pressure.

       (b) Boiler is drained, opened, and inspected.

       (c) System is purged and pressurized with dry nitrogen.

       (d) Heat lamps are installed and operated to keep boiler walls warm and refractories dry.

       (e) System is monitored daily, checking for proper nitrogen pressure and for proper operation of heat lamps.

       (f) Annually, prior to the summer season, each Alto Boiler will be operated in full temperature and pressure to ensure proper operation. After successful testing steps (a) through (e) above will be followed.

       Standby Operation - Riley Boilers
       ---------------------------------
       (a) Approximately 300 lbs./hr of 100 psig steam will be circulated continuously through the steam coils in the mud drum of each of the Riley boilers, maintaining 50 psig and 300 degrees F. in the drums.

       (b) To prevent condensation and to drive off any moisture in the refractory, pilots will be operated periodically as required to keep the refractory dry.

       (c) To avoid feeding cold water to the boiler, condensate from the steam coils will be routed to the generators, maintaining the boiler feed water above 150 degrees F.

       (d) Once a day, the water chemistry will be checked and adjustments made as necessary.

       (e) To demonstrate the operability of the system, once a month each boiler will be brought to operating temperature and pressure held for three hours.

EXHIBIT B
                   MINIMUM PIPELINE MAINTENANCE REQUIREMENTS

      Pipeline maintenance shall include, in addition to any other requirements included in the Agreement, the following services:

      . Labor, vehicle, and supervision to provide the daily monitoring and maintenance activity over the entire route of the Pipeline.

      . Services would be provided in accordance with New York State Public Service Commission Rules And Regulations Part 255 GAS Utilities.

      .  Labor would be provided to perform the following:

         (a) Conduct Pipeline patrolling.

         (b) Maintain Right of Way 20 feet-wide (10 feet either side of the Pipeline) as required.

         (c) Monitor Pipeline pressure.

         (d) Maintain/inspection of vegetative cover.

         (e) Maintain marking as provided in Right of Way.

         (f) Maintain access to valves.

         (g) Update location of transmission valves.

         (h) Contact and communication with local emergency, rescue, fire and police within Pipeline jurisdiction.

         (i) Report to Owner with respect to leaks and emergency service performed.

         (j) Assistance in event of emergency.

         (k) Conduct and assist in electrical measurements and inspection of cathodic protection system.

         (l) Odorization of Pipeline - inspection and maintenance of daily records of adequacy of odorization.

         (m) Maintain daily log of activities performed.

         (n) Provide assistance to others in locating Pipeline.

         (0) Conduct gas detection survey of Pipeline with combustible gas instruments.

         (p) Right of Way brush removal.

                   MINIMUM PIPELINE MAINTENANCE REQUIREMENTS

       .  Supervision would be provided by Operator for the following:

          (a) Develop inspection plan.

          (b) Update Owner of Right of Way maintenance.

          (c) Provide record of emergency contacts.

          (d) Supervise daily activities.

          (e) Coordinate outside services.

          (f) Direct contact with Owner.

          (g) Annual leak Report summary.

       . Operator will provide the following equipment as Operator deems necessary as part of the above proposal:

          (a) Four wheel drive vehicle (including fuel, maintenance and insurance).

          (b) Combustible gas instrument.

          (c) Miscellaneous equipment (chain saw, shovels, rakes, toolbox, gloves, hard hats, uniforms and small hand tools).

       . Operator will provide the Mercaptan compound to be used as the odorizer in the natural gas for purposes of leak detection.

       . "Smart pigging" and cleaning of the pipeline shall be performed as required, based on the operating history and prudent industry practices.

                                   EXHIBIT C
                          PROJECT ORANGE ORGANIZATION


                                              ---------------
                                               Plant Manager
                                              ---------------
                             ------------------------
                             Administrative Assistant
                             ------------------------
                                          -----------------------
                                          Assistant Plant Manager
                                          -----------------------
                         ----------------------                ----------------
                         Maintenance Supervisor                Pipeline Manager
                         ----------------------                ----------------
              ----------------         -------------------      ----------------
              I & E Technician          I & E Technician        Pipeline Manager
              ----------------         -------------------      ----------------
              ----------------         -------------------
               Plant Mechanic             Plant Mechanic
              ----------------         -------------------
              ----------------         -------------------
               Plant Mechanic          Mechanic Apprentice
              ----------------         -------------------
           -------------------------------------------------------------------------
 ------------------          ------------------     ------------------     ------------------
  Shift Supervisor            Shift Supervisor       Shift Supervisor       Shift Supervisor
 ------------------          ------------------     ------------------     ------------------

  ----------------            ----------------       ----------------       ----------------
   Plant Operator              Plant Operator         Plant Operator         Plant Operator
  ----------------            ----------------       ----------------       ----------------

EXHIBIT D

                        BUDGET FOR FIRST OPERATING YEAR

                                    ----------------- -----------------------------------------------------------------------------
                                    Nov-98   Dec-98    Jan-98    Feb-99    Mar-99     Apr-99    May-99   Jun-99   Jul-99   Aug-99
                                    ----------------- -----------------------------------------------------------------------------
Operations and Maintenance
------------------------------
GE Fees
-------
 Operating Fee                        29,167   29,167    29,167   29,167     29,167    29,167    29,167    29,167   29,167   29,167
 Spare Parts Carrying Fee              4,167    4,167     4,167    4,167      4,167     4,167     4,167     4,167    4,167    4,167
 Leased Engine Fee                    25,000   25,000    25,000   25,000     25,000    25,000    25,000    25,000   25,000   25,000
 Handling Fee                          4,167    4,167     4,167    4,167      4,167     4,167     4,167     4,167    4,167    4,167
 Gas Turbine Overhaul Fee            126,192  130,418   129,888  117,216    129,888   125,664   112,288   125,664  129,888  129,888
 Directed Starts Fee                       0        0         0        0          0         0         0         0        0        0
                                    ----------------- -----------------------------------------------------------------------------
Total GE Fees                        185,692  192,916   192,388  179,716    192,388   188,164   174,788   188,164  192,388  192,388

 Total Engine Hours On Line            1,434    1,482     1,476    1,332      1,476     1,428     1,276     1,428    1,476    1,476
 x $88 per hour                           88       88      88.0     88.0       88.0      88.0      88.0      88.0     88.0     88.0
                                    ----------------- -----------------------------------------------------------------------------
 =Gas Turbine Overhaul Fee           126,192  130,416   129,888  117,216    129,888   125,664   112,288   125,664  129,888  129,888

 Cumulative Directed Starts               14       14        16       18         20        22        26        28       30       32
 Total Directed Starts * 56 @ $600         0        0         0        0          0         0         0         0        0        0
 Total Directed Starts * 75 @ $1200        0        0         0        0          0         0         0         0        0        0
                                    ----------------- -----------------------------------------------------------------------------
 Directed Starts Fee                       0        0         0        0          0         0         0         0        0        0

Plant Personnel Compensation
----------------------------
 Salaried Supervision                 22,333   22,333    20,692   20,692     20,692    20,692    20,692    20,692   20,692   20,692
 Hourly                               66,642   66,642    58,350   58,350     58,350    58,350    58,350    58,350   58,350   58,350
 Hourly Overtime                      16,926   16,926    13,129   13,129     13,129    13,129    13,129    13,129   13,129   13,129
 Fringe Benefits                      42,045   42,045    35,840   35,840     35,840    35,840    35,840    35,840   35,840   35,840
 Salaries G&A                         10,105   10,105    12,544   12,544     12,544    12,544    12,544    12,544   12,544   12,544
                                    ----------------- -----------------------------------------------------------------------------
Total Plant Personnel Comp           158,051  158,051   140,555  140,555    140,555   140,555   140,555   140,555  140,555  140,555

Plant Operating Expense
-----------------------
 Plant Upkeep                            751      750     1,286    1,286      1,286     1,286     1,286     1,286    1,286    1,286
 Emmission Testing                     4,000        0     3,269    3,269      3,269     3,269     3,269     3,269    3,269    3,269
 Water Treatment                      23,540   24,040    21,053   21,053     21,053    21,053    21,053    21,053   21,053   21,053
 Consumables/lub/filler                1,989    1,989     1,354    1,354      1,354     1,354     1,354     1,354    1,354    1,354
                                    ----------------- -----------------------------------------------------------------------------
Total Plant Operating Expense         30,280   26,779    26,962   26,962     26,962    26,962    26,962    26,962   26,962   26,962

Plant Administrative Expense
----------------------------
 Vehicle Expense                         292      292       542      542        542       542       542       542      542      542
 Outside Service                       8,459    8,459     2,417    2,417      2,417     2,417     2,417     2,417    2,417    2,417
 Equipment Rental                        833      833     1,788    1,788      1,788     1,788     1,788     1,788    1,788    1,788
 Phone                                     0        0     1,792    1,792      1,792     1,792     1,792     1,792    1,792    1,792
 Administrative                        3,458    3,458     4,657    4,657      4,657     4,657     4,657     4,657    4,657    4,657
                                    ----------------- -----------------------------------------------------------------------------
Total Plant Administrative Exp        13,041   13,041    11,194   11,194     11,194    11,194    11,194    11,194   11,194   11,194

Plant Employee Services
-----------------------
 Travel and Subsistance                  420      420     1,000    1,000      1,000     1,000     1,000     1,000    1,000    1,000
 Safety Training                         125      125       333      333        333       333       333       333      333      333
 Equipment Training                    1,292      292     1,167    1,167      1,167     1,167     1,167     1,167    1,167    1,167
                                    ----------------- -----------------------------------------------------------------------------
Total Plant Employee Services          1,837      837     2,500    2,500      2,500     2,500     2,500     2,500    2,500    2,500

Plant Maintenance Materials
---------------------------
 Heat Recovery Boiler                  1,600    1,600     3,037    3,037      3,037     3,037     3,037     3,037    3,037    3,037
 Electrical Interconnect                 667      667     2,958    2,958      2,958     2,958     2,958     2,958    2,958    2,958
 Water Treatment, Demin.                 750      750     1,250    1,250      1,250     1,250     1,250     1,250    1,250    1,250
 Tools & Shop Equipment                  333      333     1,183    1,183      1,183     1,183     1,183     1,183    1,183    1,183
 Effluent Control                        708      708     1,512    1,512      1,512     1,512     1,512     1,512    1,512    1,512
 Emmission Controls                      542      542       878      878        878       878       878       878      878      878
 Plant Aux, & Misc.                    2,333    2,333     7,350    7,350      7,350     7,350     7,350     7,350    7,350    7,350
                                    ----------------- -----------------------------------------------------------------------------
Total Maintenance Materials            6,933    6,933    18,168   18,168     18,168    18,168    18,168    18,168   18,168   18,168

Total O&M Expenses                   398,834  398,557   391,767  379,095    391,767   387,543   374,167   387,543  391,767  391,767
                                     -------  -------   -------  -------    -------   -------   -------   -------  -------  -------

                                    -------------------------------------------------
                                    Sep 99   Oct-99    Nov-99    Dec-99      Total-99
                                    -------------------------------------------------
Operations and Maintenance
------------------------------
GE Fees
-------
 Operating Fee                        29,167   29,167    29,167   29,167      350,000
 Spare Parts Carrying Fee              4,167    4,167     4,167    4,167       50,000
 Leased Engine Fee                    25,000   25,000    25,000   25,000      300,000
 Handling Fee                          4,167    4,167     4,167    4,167       50,000
 Gas Turbine Overhaul Fee            108,768  129,888   125,664  129,888    1,494,592
 Directed Starts Fee                       0        0         0        0            0
                                    -------------------------------------------------
Total GE Fees                        171,268  192,388   188,164  192,386    2,244,592

 Total Engine Hours On Line            1,236    1,476     1,428    1,476       16,984
 x $88 per hour                         88.0     88.0      88.0     88.0         88.0
                                    -------------------------------------------------
 =Gas Turbine Overhaul Fee           108,768  129,888   125,664  129,888    1,494,592

 Cumulative Directed Starts               36       38        40       42           42
 Total Directed Starts > 56 @ $600         0        0         0        0            0
 Total Directed Starts > 75 @ $1200        0        0         0        0            0
                                    -------------------------------------------------
 Directed Starts Fee                       0        0         0        0            0

Plant Personnel Compensations
-----------------------------
 Salaried Supervision                 20,692   20,692    20,692   20,692      248,307
 Hourly                               58,350   58,350    58,350   58,350      700,203
 Hourly Overtime                      13,129   13,129    13,129   13,129      157,546
 Fringe Benefits                      35,840   35,840    35,840   35,840      430,080
 Salaries G&A                         12,544   12,544    12,544   12,544      150,528
                                    -------------------------------------------------
Total Plant Personnel Comp           140,555  140,555   140,555  140,555    1,686,684

Plant Operating Expenses
------------------------
 Plant Upkeep                          1,286    1,286     1,286    1,286       15,431
 Emmission Testing                     3,269    3,269     3,269    3,269       39,223
 Water Treatment                      21,053   21,053    21,053   21,053      252,634
 Consumables/lub/filler                1,354    1,354     1,354    1,354       16,250
                                    -------------------------------------------------
Total Plant Operating Expense         26,962   26,962    26,962   26,962      323,538

Plant Administrative Expense
----------------------------
 Vechicle Expense                        542      542       542      542        6,500
 Outside Services                      2,417    2,417     2,417    2,417       29,000
 Equipment Rental                      1,788    1,788     1,788    1,788       21,450
 Phone                                 1,792    1,792     1,792    1,792       21,500
 Administrative                        4,657    4,657     4,657    4,657       55,879
                                    -------------------------------------------------
Total Plant Administrative Exp        11,194   11,194    11,194   11,194      134,329

Plant Employee Services
-----------------------
 Travel and Subsistance                1,000    1,000     1,000    1,000       12,000
 Safety Training                         333      333       333      333        4,000
 Equipment Training                    1,167    1,167     1,167    1,167       14,000
                                    -------------------------------------------------
Total Plant Employee Services          2,500    2,500     2,500    2,500       30,000

Plant Maintenance Materials
---------------------------
 Heat Recovery Boiler                  3,037    3,037     3,037    3,037       36,446
 Electricial Interconnect              2,958    2,958     2,958   29,958       35,500
 Water Treatment, Denmin.              1,250    1,250     1,250    1,250       15,000
 Tools & Shop Equipment                1,183    1,183     1,183    1,183       14,200
 Effluent Con????                      1,512    1,512     1,512    1,512       18,142
 Emmission Controls                      878      878       878      878       10,530
 Plant Aux, & Misc.                    7,350    7,350     7,350    7,350       88,200
                                    -------------------------------------------------
Total Maintenance Materials           18,168   18,168    18,168   18,168      218,018

Total O & M Expenses                 370,647  391,767   367,543  391,767    4,637,141
                                     -------  -------   -------  -------    ---------

* represents >

EXHIBIT E

                                   INSURANCE

GE shall maintain and cause to be maintained by its subcontractors, at no expense to POA, during the Term, for the protection of GE and such subcontractors, Workers Compensation insurance, Employers Liability insurance in an amount not less than $5,000,000 applicable to the Operation and Maintenance of the Facility and the performance of this Agreement only, Disability Benefits insurance and all other insurance GE or any such subcontractor is required by law to provide covering loss resulting from injury, sickness, disability or death of all persons employed by GE or its subcontractors or agents. GE and such subcontractors shall also provide Automobile Liability insurance, including uninsured/underinsured motorists protection, for all owned, non-owned and hired autos in an amount not less than $5,000,000. GE shall require all subcontractors coming onto the Facility site or the Right-of-Way to maintain Commercial General Liability insurance coverage in an amount of not less than $l,000,000. Policy forms ad insurers shall be reasonably acceptable to POA and Steam User. GE will furnish certificates of insurance to POA and Steam User evidencing such insurance and providing that such insurance shall not be canceled or reduced in amount except upon thirty (30) days' prior written notice to POA and Steam User. All policies of GE and subcontractors required by this Agreement, except Workers Compensation and Employers Liability insurance, shall name POA and Steam User as additional insureds. Coverage supplied by GE and subcontractors shall be primary and waive the rights of subrogation against POA and Steam User. If requested by POA, GE shall furnish to POA copies of the original policies of insurance required to be carried by GE hereunder.

GE and its subcontractors shall be responsible for any loss of or damage to their own property, including, without limitation, tools, equipment and vehicles, but excluding materials to be included in the Facility, and shall waive all rights of subrogation against POA and Steam User.

POA shall maintain, at its expense, during the Term, the following insurance:

    (1) Workers Compensation providing coverage required by statute.

    (2) Employer's Liability insurance in an amount not less than $5,000,000 applicable to the Facility

    (3) Commercial General Liability insurance coverage with respect to the Facility, with a deductible of not more than $100,000, or such higher deductible as may be permitted by POA, in an amount not less than $5,000,000 combined single-limit coverage, which shall insure the activities of GE, including contractual coverage, products and completed operations, broad form property damage and removal of the XCV exclusion.

    (4) All Risk Property insurance, including Boiler and Machinery and Pressure Vessel insurance coverage in the amount of the full replacement value of the Facility and the Existing Plant for machinery breakdown including all Equipment used in the operation and/or maintenance of the Facility and/or the Existing Plant, including property damage, repair or replacement.

                                   INSURANCE

    (5) Such Business interruption and Extra Expense insurance as is required by Steam User.

    (6) Umbrella Liability insurance with policy coverage of not less than twenty million dollars ($20,000,000).

Each such policy of insurance (other than worker's compensation and Employer's Liability) shall name GE as an additional Named Insured, and all insurance policies shall be endorsed to waive subrogation against GE and shall be primary with respect to any other insurance, except that it shall be deemed to be excess coverage hereunder. POA shall furnish to GE copies of the original policies of insurance required to be carried by POA hereunder. Each such policy of insurance shall provide that such insurance shall not be canceled or reduced in amount, or have its terms and conditions modified, except upon thirty (30) days' prior written notice to GE.

POA shall be responsible for payment of deductible amounts under the policies to be provided by POA, except to the extent that the loss insured arises from the gross negligence or willful misconduct of GE or its subcontractors or the failure of GE to perform its obligations hereunder, in which event, the deductibles with respect to losses which result therefrom shall be paid by GE.

All of the aforesaid insurance to be provided by GE and POA hereunder shall provide the indicated coverage amounts on an annual aggregate basis applicable to the Facility only.

     EXHIBIT F

     GAS TURBINE PACKAGE DIAGRAM

                            [DIAGRAM APPEARS HERE]

EXHIBIT G
                          LM5000 LEASE ENGINE PROGRAM

I.    ENGINE SUPPORT PROGRAM

      For as long as the Agreement is in effect, the Parties shall participate in the LM5000 ENGINE SUPPORT PROGRAM (the "Leased Engine Program") under which POA shall pay to GE an Annual Lease Engine Fee, and the fixed Weekly Use Rate Fees identified in Article IIIB below of this Exhibit, and GE shall lease LM5000 Gas Turbine equipment under the terms and conditions described in this Exhibit. In addition, the Parties shall continue their participation in the Leased Engine Program until the completion of the last major overhaul of any Gas Turbine Package required to be performed by GE under Section 2.04 after the expiration of the Term or termination of this Agreement, provided however, that in the event such continued
                      -------- -------
      participation is required due to GE's continuing obligation to Repair and Overhaul only one Gas Turbine Package, or in the event that, during such continued participation, GE's Repair and Overhaul obligation becomes applicable to only one Gas Turbine Package, then the Annual Lease Engine Fee shall be reduced by 50% pro rata for all periods thereafter until the termination of such participation.

II.   GE's OBLIGATIONS UNDER THIS AGREEMENT

      A. GE guarantees, during the Parties' participation in the Leased Engine Program, to provide one operable leased LM5000 Gas Turbine on board a carrier, at the Site (hereby established as the Delivery Point) and qualified technical direction for its installation and removal within seventy-two (72) hours of oral or written confirmation by POA of notification of need, provided such oral notice to the Regional Manager, GE Atlanta, Georgia or his delegated representative shall be effective when received.

          1. In the event a leased unit becomes inoperative during the term of its lease due to causes reasonably determined by GE to be within its control, GE will either repair the unit on-site within seventy-two (72) hours or deliver a replacement unit at the Delivery Point at GE's expense. If GE determines that a replacement unit is required, it will be provided within seventy-two (72) hours.

      B. The Leased Engine Program terms assume that scheduled hot section refurbishment of POA's engine will be accomplished on-site without the need for a leased engine and use of a leased engine during an off-site scheduled hot section refurbishment is specifically excluded from the Leased Engine Program. If the User desires a leased engine while his engine is undergoing scheduled off-site hot section refurbishment, POA agrees to pay the non-member non-exclusive lease engine rates in effect at that time. The Leased Engine Program does apply to the scheduled gas generator overhaul, anticipated to occur at approximately 50,000 hours of operation.

                          LM5000 LEASE ENGINE PROGRAM

      C. Except to the extent caused by Force Majeure, should GE fail to deliver a lease unit per Article IIA above, GE will be liable for late delivery penalties of $850.00 per hour or $20,400.00 per day up to the maximum liability which is equal to the total Annual Lease Engine Fee. Penalties assessed against GE by virtue of such late delivery will be in the form of a credit memorandum to be applied against the subsequent Weekly Use Rate payments to be made to GE by POA. Any unliquidated credit due User at the expiration or termination of the Program shall be paid to POA within thirty (30) days.

III.  USER'S OBLIGATIONS UNDER THIS AGREEMENT

      A. Subject to Article I, above, User agrees to pay an Annual Lease Engine Fee of $300,000 dual coverage for engines. Such Annual Lease Engine Fee shall be effective for the first Operating Year and shall be escalated for each Operating Year thereafter, based on the change in the U.S. Department of Labor Consumer Price Index for December of the preceding Operating Year, from such index for the next preceding December.

      B. POA further agrees to pay a Weekly Use Rate Fee for each week or, pro-rata for any fraction thereof, for leased unit use which commences on the date the lease unit arrives at the Site and ends when the lease unit is ready to be removed from the Site. The Weekly Use Rate Fee is as follows:

          Weekly Use Rate Fee - Contiguous Weekly Charge

                           1-10 Weeks            Over 10 Weeks
          Gas Turbine        $23,800                 $37,900
          Gas Generator      $16,460                 $26,740

          Power Turbine      $ 5,200                 $ 8,490

          Such Weekly Use Rate Fees shall be effective for the first Operating Year and shall be escalated thereafter, based on the change in the U.S. Department of Labor Consumer Price Index for December of the Operating Year preceding the Operating Year in which the leased unit is used, from such index for the next preceding December.

      C. POA is responsible for notifying GE when a leased unit is required. At the first opportunity, GE will orally identify to POA the (i) serial number of the leased unit, (ii) carrier and estimated date and hour of arrival at the Delivery Point and (iii) the Stated Value of the leased equipment to be insured by POA. Within seventy-two (72) hours of POA oral request for the leased unit, POA will confirm his request in writing to GE and identify the existence of adequate insurance for the Stated

                          LM5000 LEASE ENGINE PROGRAM

         Value of the leased unit by providing GE with a valid Certificate of Insurance for the leased equipment. Notwithstanding the foregoing, POA shall have no obligation to provide insurance coverage for losses occurring during transportation. GE shall have all risk of loss during transportation of the leased unit to and from the Delivery Point.

     D. POA agrees to allow GE to utilize any hardware from POA's engines (including engine-mounted kits) at no charge on the leased unit during the period the leased unit is operated at the Site. Kits include, but are not limited to, fuel nozzles, manifolds and piping, starters, temperature and pressure sensing and indicating systems.

     E. GE will be responsible for the costs of providing GE technical direction for leased unit installation and removal and for all normal wear and tear of the leased unit during its intended use at the POA's installation. POA is responsible for damage to the lease unit due to operation at POA's request above the T44 required to produce the power provided by POA's unit prior to its removal (the "Site Rating").

     F. Should POA call for a leased unit per Article IIIC and subsequently determine that a leased unit is not required, POA will reimburse GE for the actual transportation costs incurred by GE as a result of this redetermination.

     G. Should POA elect to defer the re-installation of its repaired Engine (and continue operations with the GE leased engine) beyond one (1) week after POA's engine has arrived at the Site and is available for re-installation, POA shall pay GE at the Weekly Use Rate. These rates will extend through each week or fraction of a week that the leased engine remains unavailable to GE beyond the one-week period.

IV.  AGREEMENT ADDENDUM

     A. GE reserves the right to prospectively reprice the Leased Engine Fee when POA's engine is operated, at POA's request, at a gas temperature
         (T44) in excess of the Site Rating. The maximum price increase for this cause is 10% of the Leased Engine Fee.

EXHIBIT H


                             MAINTENANCE SCHEDULE

1.1  SCOPE

The following maintenance instructions provide a guide to operator-level maintenance of the LM5000 turbine generator set located at Project Orange Associates Cogeneration Facility.

1.2  GENERAL MAINTENANCE CONCEPT

1.2.1  On-Condition Maintenance: The maintenance concept for the Stewart &
       ------------------------
Stevenson turbine-powered package is generally referred to as "on-condition" maintenance, which eliminates scheduled overhaul based on operating hours. Under the on-condition concept, turbine-driven equipment and ancillary equipment are inspected on a regular schedule and repaired as necessary to restore the unit to operational serviceability. The extent of repairs under this concept is determined by two basic factors:

    1. Correction of the primary cause of failure and/or discrepancy and any resultant secondary damage.

    2. Replacement or repair of parts that do not meet the established inspection criteria as defined in their respective product manuals,

1.2.2  On-Site Maintenance: On-site maintenance falls into two categories: (a)
       -------------------
preventive (scheduled) maintenance and (b) corrective (unscheduled) maintenance.

   (a) Preventive maintenance includes those scheduled maintenance actions which are performed based on operating hours, calendar time, or a combination of operating hours, calendar time, and condition monitoring.

   (b) Corrective maintenance includes those maintenance actions performed for cause, either as a result of failure or an impending failure detected by inspection and/or condition monitoring.

1.2.3 During operation, the following items are monitored: gas generator speed, power turbine speed, gas generator, and exhaust gas temperature, engine and driven equipment vibration, oil pressure, oil temperature, and operating time.

1.2.4 Under the "on-condition" maintenance concept, scheduled maintenance actions requiring shutdown can be accomplished concurrently at intervals of 4,000 hours (or 6 months) and 8,000 hours (or 12 months).

1.2.5 The most significant item of these scheduled inspections is a turbine borescope check, which provides specific information on the condition of the engine's compressor and hot gas path. The turbine, therefore, has a number of ports specifically located to facilitate borescope inspections. It is standard practice to monitor the condition of internal parts and schedule on-condition maintenance intervals based on borescope inspections.

                             MAINTENANCE SCHEDULE

1.2.6 For support of the turbine-powered, overall maintenance is divided into three basic levels according to shop capability.

1.2.7 On-Site External - Level 1: On-site external maintenance encompasses the
      --------------------------
following two categories of maintenance tasks:

  (a) Preventive: Tasks which are scheduled on the basis of equipment run hours or calendar time.

  (b) Corrective: Tasks which are unscheduled and accomplished as a result of a problem.

1.2.8 The work scopes for these tasks cover all work on the exterior of installed equipment plus scheduled inspections, turbine gas generator cleaning (water wash), gas generator/power turbine changeout (when necessary), and changeout of components of driven equipment.

1.2.9  Off-Site or Off-Site Level 2 Repair: This level of maintenance includes
       -----------------------------------
complete teardown and rebuild of a gas generator and/or power turbine by subassemblies. Replacement of major subassemblies is within the capability of this maintenance level.

1.2.10 Off-Site Level 3 or Level 4 Repair:  This scope of work provides for all
       ----------------------------------
levels of maintenance, plus complete repair of gas generator, power turbine, or driven equipment parts. A test cell is required for a Level 3 or Level 4 facility.

1.2.11 Maintenance Schedule: Normal maintenance of each Stewart & Stevenson
       --------------------
LM5000 turbine generator set during the initial 3 years of operation (at 8,000 hours per unit per year) will require only a weekly Visual inspection of turbine and driven equipment exteriors. None of these inspections will require equipment removal or disassembly.

     SCHEDULE 1

                       INITIAL INVENTORY OF SPARE PARTS



12-09-97                    Syracuse University Inventory Catalog


Spare Part     Description                     Supplier #     Supp Part #         Location       QOH at Loc  Total Cost    ABC Flag
----------     -----------                     ----------     -----------         --------       ----------  ----------    --------
010101003      BEARING BUSH (N.E.E.)           S&S            A03137751-01        SU--SEC            1.00      26540.27  C
010101004      BEARING BUSH (E.E)              S&S            B3128079-01         SU--SEC            1.00      23471.63  C
010102012      FUSE                            S&S            E1327747-04         SU--SECC2          4.00        158.16  C
010102013      DIODE BRIDGE 30MI20             S&S            28278-818           SU--SECD2          2.00         83.82  C
010102014      FUSE                            S&S            E3127032-00         SU--SECC2         23.00       1923.49  C
010105011      VOLTAGE MONITER CARD            S&S            9602947             SU--MCCCABD        1.00       1968.34  C
010105012      POTENTIOMETER DRIVE UNIT        S&S            266661014           SU--SECC2          1.00       1470.49  C
010105013      CONTROL CARD                    S&S            9611592/00          SU--MCCCABD        3.00       5640.66  C
010107001      IEFAN01 CABINET FAN ASSEMBLY,   BAILEY         IEFAN01             SU--MCCCABA        1.00        465.50  C
               120VAC
010107002      NIAI02 TERM MODULE,             BAILEY         NIAI02              SU--MCCCABA        1.00        143.50  C
               THERMOCOUPLE INPUT
010107003      INNIS01 INTERFACE SLAVE         BAILEY         INNIS01             SU--MCCCABA        1.00       3461.50  C
010107006      NICS01 TERM MODULE, CONTROL     BAILEY         NICS01              SU--MCCCABA        1.00         94.50  C
               I/O
010107007      NIAI04 TERM MODULE ANALOG       BAILEY         NIAI04              SU--MCCCABA        1.00        150.50  C
               INPUT
010107008      NIDI01 TERMINATION MODULE       BAILEY         NIDI01              SU--MCCCABA        1.00         70.00  C
010107010      IMCIS02 CONTROL I/O SLAVE       BAILEY         IMCIS02             SU--MCCCABA        1.00        612.50  C
010107013      NKTM01-20 CABLE                 BAILEY         NKTM01-20           SU--MCCCABA        1.00         60.20  C
010107015      NICL01 TERMINATION MODULE,      BAILEY         NICL01              SU--MCCCABA        1.00        213.50  C
               COMM LINK
010107016      INDSI02 MODULE, DIGITAL INPUT   BAILEY         INDSI02             SU--MCCCABA        1.00        518.00  C
               SLAVE
010107017      IMASI02 ANALOG INPUT SLAVE      BAILEY         IMASI02             SU--MCCCABA        1.00        630.00  C
010107018      1948564A1 POWER SUPPLY,         BAILEY         1948564A1           SU--MCCCABA        1.00        755.00  C
               SWITCHING
010107019      IMDS004 MODULE, DIGITAL OUTPUT  BAILEY         IMDS004             SU--MCCCABA        1.00        486.50  C
               SLAVE
010107020      NTMU01 TERM. MTG, UNIT, REAR    BAILEY         NTMU01              SU--MCCCABA        1.00        119.00  C
               MOUNT
010108003      ELECTRIC HEATER                 S&S            25281-528           SU--SECC1          1.00        205.89  C
010108004      ELECTRIC CART. TYPE HEATER      S&S            25281-714           SU--SECC2          1.00        146.02  C
010109012      GENERATOR L/O PUMP, COUPLING    S&S            3142638101          SU--SECC5          1.00       3767.16  C
010109013      GENERATOR LUBE OIL TANK TEMP    S&S            100TC5-4CC615       SU--MCCCABD        1.00        454.60  C
               SWITCH
010109014      GENERATOR AUXILLARY LUB OIL     S&S            300 5CCIG-CC        SU--SECO4          1.00        521.97  C
               PUMP
010109015      GENERATOR LUBE OIL SUPL TEMP    S&S            78F25NOOA025T34     SU--MCCCABD        1.00        189.81  C
               SENSOR
010109016      OIL SEAL RING (C/W) W/SPRING    S&S            83135309-01         SU--SECD4          8.00      15892.24  C
               3128497/01
010109017      GENERATOR L/O PUMP (MECH)       S&S            314089901           SU--SEC03          1.00       4485.19  C
010109019      GASKET, L.O. COOLER, HEAD,      BASCO          031G10A-6           SU--SECA3          4.00         24.00  C
               OUTER SEAL, 6"
010109020      G-RING, L.O. COOLER, REVERSING  BASCO          080G0106            SU--SECA3          4.00         16.00  C
               END, 6"
010109021      SWITCH, PRESSURE, L.O.HI/LO     S&S            132p4s129-1         SU--MCCCABD        1.00        238.81  C
010201005      INSULATION TUBE                 S&S            E3130399-17         SU--SECC1         39.00        687.18  C
010201006      INSULATION WASHER               S&S            E3116456-52         SU--SECC1         39.00        686.40  C
0?????001      DIODE BRIDGE FOR BRUSH          S&S            3124865/00          SU--SECC1          3.00        305.22  C

Spare Part     Description                        Supplier #     Supp Part #      Location     QOH at Loc  Total Cost  ABC Flag
----------     -----------------------------      ----------     ---------------  -----------  ----------  ----------  --------
               GENERATOR
010202002      LINK, FUSE TO DIODE                S&S            3124863/01       SU--SECC1          6.00      339.84  C
010202003      EARTHING BRUSH HOLDER              S&S            E1174392-01      SU--SECC1          2.00      225.68  C
010202004      EARTHING BRUSH                     S&S            E3116682-01      SU--SECC1         10.00      581.80  C
010202005      RECTIFIER 28239-078                S&S            E3121182-01      SU--SECC1         12.00     6639.00  C
010202006      RECTIFIER 28239-079                S&S            E3121182-02      SU--SECC1         12.00     6639.00  C
010203001      GASKET                             S&S            D3135356-01      SU--SECC1          8.00     4391.92  C
010205002      ASSY.PF CONTROL CD HIW             S&S            9602943/00       SU--MCCCABD        1.00     1796.21  C
010205003      EXCITATION LIMITER CARD            S&S            9608470/00       SU--MCCCABD        1.00     1981.19  C
010205005      EXCITATION MONITOR CARD            S&S            9608488/00       SU--MCCCABD        1.00     2012.60  C
010205006      AUTOMATIC POWER CARD               S&S            9602933/00       SU--MCCCABD        1.00     1129.38  C
010205007      RELAY VP/2                         S&S            25771-148        SU--SECD2          4.00      195.64  C
010205008      FUSE 500MA SIZE 0, 1/2 AMP         S&S            25715-006        SU--SECD2          6.00       35.52  C
010205009      FUSE 2A SIZE 0                     S&S            25715-010        SU--SECD2          4.00       20.96  C
010205010      FUSE 20ET                          S&S            25711-249        SU--SECD2          3.00       91.92  C
010205012      POTENTIOMETER FOR 500R + 500R      S&S            26632-032        SU--SECD2          1.00      169.92  C
010205013      ELEC CONTROL BOARD                 S&S            9607087/00       SU--MCCCABD        1.00     2377.86  C
010205014      FUSE 4F21                          S&S            25711-012        SU--SECD2          4.00       28.36  C
010205015      FUSE 250MA SIZE 0                  S&S            25715-005        SU--SECD2          3.00       17.49  C
010205017      THYRISTOR NO 5400/122              S&S            28428-187        SU--SECD2          2.00       95.14  C
010205018      RELAY 125VDC 3P                    S&S            25771-167        SU--SECD2          2.00      142.32  C
010407001      SIEMENS TYPE AVB-O, 115KV          WESTIN         SEIMN-TP-AVB-O-  SU--MEZ            2.00      950.00  C
               PORCELAIN INSULATOR
010501084      ASSY. SLIDING CONTACT              POWELL         50956-G1P        SU--MCCCABC        1.00      200.00  C
010501085      ARM ASM, RIGHT HAND                POWELL         50925-G1P        SU--MCCCABC        1.00       80.00  C
010501086      ARM ASM, LEFT HAND                 POWELL         50924-G1P        SU--MCCCABC        1.00       80.00  C
010501087      MOTOR SW ASSY                      POWELL         50756-G3P        SU--MCCCABC        1.00      150.00  C
010501088      CT/ITI 300/5A                      POWELL         780-301          SU--MCCCABC        1.00      150.00  C
010501089      CT/ITI 3000/5A                     POWELL         780-302          SU--MCCCABC        1.00      150.00  C
010501090      ASM, COMM ROD SHORT                POWELL         50729-G3P        SU--MCCCABC        2.00      110.00  C
010501091      ANGLE, BARRIER SUPPORT             POWELL         50607-P1         SU--MCCCABC        6.00      120.00  C
010501092      125VDC CLOSING COIL                POWELL         50026-G3P        SU--MCCCABC        1.00      230.00  C
010501093      125VDC TC ASSY                     POWELL         50027-G2P        SU--MCCCABC        1.00      230.00  C
010501094      SWBO PNL LAMP                      POWELL         011686708G3      SU--MCCCABC        1.00       25.00  C
010501095      CLF/CLE-2 15 KV/85KAIC             POWELL         439D482G06       SU--SEC15          3.00     1530.00  C
010501096      PT/ITI 14.4KV/12OV                 POWELL         PT5-110-143FF    SU--SEC15          1.00      900.00  C
010501097      SET OF 3 CLE-2 5 + 15KV            POWELL         9078A15G09       SU--SEC15          1.00      360.00  C
010501098      MICRO SWITCH                       POWELL         BA-2RV2-A2       SU-MCCCABC         1.00       50.00  C
010502001      CS42 FUSE                          EDWARD         25424-21120      SU-MCCCABC        10.00     1518.60  C
010502002      CS42 RECTIFIER                     EDWARD         27907-34101      SU-MCCCABC         1.00       20.24  C
010502003      CS42 REACTOR                       EDWARD         52911-064-50     SU-MCCCABC         1.00       35.15  C
010502004      CS42 FUSE                          EDWARD         25416-10141      SU-MCCCABC         1.00       20.71  C
010502006      DS416HM TRIP RESET SPRING          EDWARD         795A077HOI(B)    SU-MCCCABC         1.00       22.80  C
010502007      DS416HM TRIP RESET SPRING          EDWARD         795A077HOI(A)    SU-MCCCABC         1.00       22.80  C
010502008      CS42 FUSE                          EDWARD         25425-90500      SU-MCCCABC         1.00       31.88  C
010502009      COIL                               EDWARD         51034-059-50     SU-MCCCABC         1.00       81.38  C
010502010      CS42 TRANSFORMR                    EDWARD         52911-025-52     SU-MCCCABC         1.00     2123.51  C
010502011      CS42 COIL                          EDWARD         9998-PD2C-110A   SU-MCCCABC        11.00      318.78  C
010502013      DS416HM TRIP RETURN SPRING         EDWARD         4368621H05       SU-MCCCABC         1.00       26.60  C
010502014      CS42 RELAY                         EDWARD         8501-PH40EV02    SU-MCCCABC         1.00       41.40  C
010502015      CS42 FUSE                          EDWARD         25419-60160      SU-MCCCABC         1.00       22.61  C
010502016      SHUNT TRIP COIL                    EDWARD         151D786G04       SU--MCCCABC        1.00      106.40  C
010502017      SPRING RELEASE COIL                EDWARD         151D786G02       SU--MCCCABC        1.00      106.40  C
010502018      DS416HM ARCHING SPRING             EDWARD         50380237H01      SU--MCCCABC        1.00       22.80  C
010502019      MOTOR KIT                          EDWARD         449D431G01       SU--MCCCABC        1.00      891.10  C
010502020      ANTI-PUMP RELAY                    EDWARD         140D930H01       SU--MCCCABC        1.00      142.50  C
010504022      OSCILLATOR RESET                   EDWARD         5038601H11       SU--MCCCABC        1.00       22.80  C
010504045      480120V TRANSFORMER                BALDWI         500VA            SU--MCCCABC        1.00      245.92  C
010504046      OVERLOAD                           BALDWI         3UA58-00-2P      SU--MCCCABC        1.00       67.06  C
010504047      OVERLOAD                           BALDWI         3UA58-00-2V      SU--MCCCABC        2.00      134.12  C
010504048      OVERLOAD                           BALDWI         3UA62-00-2X      SU--MCCCABC        2.00      330.00  C
010504050      LIGHT SOCKET                       BALDWI         3SB14-00-2B      SU--MCCCABC        4.00       89.44  C
010504051      480120V TRANSFORMER                BALDWI         150VA            SU--MCCCABC        1.00      149.79  C
010504052      OVERLOAD                           BALDWI         3UA59-00-1G      SU--MCCCABC        2.00      178.88  C
010504053      480120V TRANSFORMER                BALDWI         200VA            SU--MCCCABC        1.00      167.67  C
010504054      OVERLOAD                           BALDWI         3UA52-00-1K      SU--MCCCABC        2.00       76.00  C
010504055      OVERLOAD                           BALDWI         3UA52-00-1D      SU--MCCCABC        2.00       76.00  C
010504056      OVERLOAD                           BALDWI         3UA59-00-1F      SU--MCCCABC        2.00      169.90  C
010504057      OVERLOAD                           BALDWI         3UA59-00-1D      SU--MCCCABC        2.00      169.90  C
010504059      OVERLOAD                           BALDWI         3UA58-00-2C      SU--MCCCABC        2.00      134.12  C
010504060      OVERLOAD                           BALDWI         3UA58-00-2E      SU--MCCCABC        2.00      134.12  C
010504061      OVERLOAD                           BALDWI         3UA58-00-2D      SU--MCCCABC        2.00      138.12  C
010504062      OVERLOAD                           BALDWI         3UA54-00-2A      SU--MCCCABC        2.00       91.86  C
010504065      BREAKER, MCC, 25 AMP               BALDWI         ED63A025         SU--MCCCABC        1.00      260.30  C
010516001      FUSE 400A 250 VAC SBM1             EXPERT         03-752413-00     SU--MCCCABC        3.00      199.59  C
010516002      XSTR 16BT MODULE 400A 600V         EXPERT         03-657002-00     SU--MCCCABC        1.00      770.50  C
010516003      FUSE 400A 150 VAC SBM1             EXPERT         03-751423-00     SU--MCCCABC        1.00       53.33  C
010516004      SCR 600 AAU6 800V 200US            EXPERT         03-619411-00     SU--MCCCABC        2.00      461.50  C
010516005      UPS FAN W/ALARM                    SOLIDS         03-471004-00     SU--MCCCABD        1.00      415.26  C
010517001      PILOT LIGHT NBON 125V AMBER        EXPERT         03-770000-00     SU--MCCCABC        3.00       16.29  C
010517002      DIODE                              SENS           300228           SU--MCCCABA        9.00      135.00  C
010517003      SCR                                SENS           201757           SU--MCCCABA        3.00      225.00  C
010517004      FUSE 5A 250V 1/4 X 1-1/4           EXPERT         03-750501-00     SU--MCCCABC        1.00        1.41  C
010517005      MULTI ALARM                        SENS           203471           SU--MCCCABA        1.00      225.00  C
010517006      DISPLAY BOARD                      SENS           204491           SU--MCCCABA        3.00      225.00  C
010517007      RELAY TO 120VAC COIL 5 AMP @       EXPERT         03-740108-00     SU--MCCCABC        1.00      204.35  C
               250VAC
010517008      PILOT LIGHT NEON 125V RED          EXPERT         03-770001-00     SU--MCCCABC        3.00       16.29  C
010517009      PILOT LIGHT NEON 125V GREEN        EXPERT         03-770003-00     SU--MCCCABC        3.00       30.96  C
010517010      RELAY 4PDT 3 AMP 120VAC            EXPERT         03-740001-00     SU--MCCCABC        1.00       18.43  C
010517011      SHUNT                              SENS           204491           SU--MCCCABA        3.00       90.00  C
010517012      DIODE 100AMP 400V FRD              EXPERT         03-600102-00     SU--MCCCABC        1.00       42.88  C
010517013      DC METER                           SENS           703221           SU--MCCCABA        1.00       45.00  C
010517014      CIRCUIT BREAKER                    SENS           702522           SU--MCCCABA        3.00      135.00  C
010517015      AMP-METER                          SENS           703234           SU--MCCCABA        1.00       45.00  C
010517016      RIBBON CABLE ASSY                  SENS           808953           SU--MCCCABA        3.00       30.00  C
010517017      FUSE 5A 250V 1/4 X 1-1/4           EXPERT         03-750521-00     SU--MCCCABC        1.00        2.61  C
010517018      SCR 235AMP 500V 80VS               EXPERT         03-612305-00     SU--MCCCABC        2.00      278.06  C
010701034      POWER MODULE AC INPUT SYSTEM       BAILEY         IEPAS01          SU--MCCCABA        1.00     1351.00  C
               POWER IEPASO1
010701051      1948002A4 85 MB HARD DISK          BAILEY         1948002A4        SU--MCCCABA        1.00      851.00  C
               DRIVE (OPTIONAL)

12-09-97                Syracruse University Inventory Catalog

Spare Part  Description                     Supplier #  Supp Part #     Location    QDH at Loc  Total Cost   ABC Flag
----------  -----------                     ----------  -----------     --------    ----------  ----------   --------
010701054   IMMFP01                          BAILEY     IMMFP01          SU--MCCCABA    1.00       7315.00     C
010701055   IEMMOUI MODULE MOUNTING UNIT     BAILEY     IEMMUOI          SU--MCCCABA    1.00        364.00     C
010702001   ANNUCIATOR DISPLAY PANEL (ADP)   BAILEY     IIADP02          SU--MCCCABA    1.00       2225.00     C
010705001   ISOLATOR, 4-20/4-20MA            ACI        SC 2302-1        SU--MCCCABA    3.00        716.79     C
010705002   SWITCH, H.O.A.                   CITYEL     SWP-126          SU--MCCCABD    1.00         53.23     C
010705003   SELECTOR, SWITCH, HOA            CITYEL     0205871-2        SU--MCCCABD    1.00         26.68     C
020401001   SHAFT SLEEVE                     GOULDS     73705X-2229      SU--SECP3      2.00        279.80     C
020403002   PACKING SET, STD SQUARE,         NOONEY     24244.516        SU--SECN5      1.00         59.29     C
            PEGGING STM
020403003   GUIDE, BRONZE, PACKING, 1.12     NOONEY     1107.433         SU--SECN5      2.00        209.92     C
            STM
020403004   SPACER, PACKING, 1.12 STEM       NOONEY     2499-150         SU--SECN5      1.00        173.60     C
            PEGGING STEM
020404002   3196 CASING GASKET               ESTABR     70782-20-5127    SU--SECP4      1.00          8.36     C
020404003   3196 O.B. OIL SEAL               ESTABR     8690-1120        SU--SECP3      1.00          4.12     C
020404004   3196 I.B. OIL SEAL               ESTABR     8690-17645       SU--SECP4      1.00          8.52     C
020404005   3196 BRG HSG O-RING              ESTABR     CO2495A245-5302  SU--MEZZP3     1.00          5.55     C
020404006   3196 ADAPTER GASKET              ESTABR     73078-5130-0001  SU--SECP4      2.00          6.70     C
020404007   3196 TFE IMPELLER O-RING         ESTABR     CO2495A28-6359   SU--SECP3      1.00          8.36     C
020406002   4" SAFETY RELIEF VALVE           DELTAK     0100743309       SU--MEZG3      1.00       2243.08     C
020407002   55" GAUGE GLASS                  DELTAK     0100743317       SU--SECL5      1.00       2224.00     C
020408001   STEM GUIDE                       DELTAK     0100743361SG     SU--SECR1      1.00        103.40     C
020408002   GASKET                           DELTAK     0100743361GT     SU--SECR1      1.00         44.00     C
020408003   SPRING                           DELTAK     0100743361SP     SU--SECR1      1.00         88.00     C
020408004   STEM                             DELTAK     0100743361SM     SU--SECR1      1.00         88.00     C
020408005   DISC                             DELTAK     0100743361DC     SU--SECR1      1.00         55.00     C
020501005   #5 CARBON INSERT W/              SEALIN     Y5FQ1625AAF      SU--SECQ3      7.00        434.00     C
            MVSR2125333 & MVSR2875333
            VITON O-RINGS (141964)
020501006   TUNG CARBIDE 62-6 SEAL RING      SEALIN     KU3T1625333      SU--SECQ3      3.00       1134.00     C
            (141964)
020501007   MECHANICAL SEAL (PTO 1.626")     SEALIN     3310H-144726     SU--SECQ2      3.00       3825.00     C
020501009   O-RING, BALANCE BUSHING          GOULDS     244328           SU--SECP5      1.00         37.40     C
020501010   O-RING, PRESS RED SLEEVE         GOULDS     241958           SU--SECP2      1.00          8.80     C
020501011   O-RING, CASING                   GOULDS     083112           SU--SECP2      5.00         88.00     C
020501012   DIFFUSER RING                    GOULDS     209184           SU--SECP5      4.00       1216.60     C
020501013   SHAFT SLEEVE, THRUST             GOULDS     282636           SU--SECP5      2.00       2523.00     C
020501014   SHAFT SLEEVE, COUPLING           GOULDS     282635           SU--SECP5      1.00       1261.50     C
020501016   DISK, COUNTER BALANCE            GOULDS     034428           SU--SECP2      1.00       1645.80     C
020501017   BALANCE DISK                     GOULDS     034452           SU--SECP5      1.00        930.60     C
020501018   WEAR RING                        GOULDS     035306           SU--SECP2      5.00       1677.50     C
020501019   HP BFW PUMP COUPLING             ESTABR     FALK 1060T31     SU--SECL2      1.00        714.00     C
020501020   BFP O.B. SPACER                  GOULDS     257375           SU--SECP4      5.00       2203.00     C
                                             ESTABR     H257375
020501021   BFP O.B. SPACER SNAP RING        GOULDS     044782           SU--SECP4     13.00         39.00     C
020522062   BEARING LOCKNUT, CPLG. SIDE      GOULDS     136A-075966      SU--SECP5      4.00        116.20     C
020522064   OIL SEAL, SMALL                  SEALIN     332-274684       SU--SECP5      3.00         17.19     C
020522070   BEARING LOCKWASHER               GOULDS     382A-008096      SU--SECP5     10.00         32.35     C
020522072   PUMP COUPLINGS IP/LP BFW         GOULDS     FALK 1050T31     SU--SECL2      1.00        603.00     C
020522073   BEARING FRAME                    GOULDS     2286             SU--SECP4      1.00       2561.00     C
020522074   GLASS WINDOW, FLOW INDICATOR     ACI        83-440372-01     SU--SECI2      2.00         10.00     C
020502075   IMPELLERS, FLOW INDICATOR         ACI       410549-02        SU--SECI2      2.00          6.00     C
020502076   GASKET KIT, FLOW INDICATOR        ACI       83-100331-00     SU--SECI2      2.00         12.00     C
020502077   COOLING WATER SIGHT FLOW          BURNSB    1/2SF            SU--SECI2      1.00         45.00     C
            INDICATOR
                                              BURNSC    1/2SF
020502080   COVER, BLR FD PMP STUFFING BOX    ESTABR    H289288          SU--SECP4      1.00       2503.25     C
020503003   REPAIR KIT                        FISHER    RPACKX00112      SU--SECH5      1.00         78.75     C
020503008   REPAIR KIT                        FISHER    R667X000502      SU--SECH5      1.00          5.04     C
020503009   SEAL BUSHING                      FISHER    1E845714012      SU--SECH5      1.00         28.35     C
020503010   DIAPHRAGM                         FISHER    2E859602202      SU--SECH5      1.00         59.85     C
020503013   REPAIR KIT                        FISHER    R83LX000012      SU--SECH5      1.00         14.18     C
020503017   REPAIR KIT                        FISHER    R67AFRX0012      SU--SECH5      1.00         12.92     C
020503021   3" BPR 1500LBM 130 GPM            AGI       3"BPR 1500LB 13  SU--SECL4      1.00        790.00     C
020503023   ROTARY HEAD ASSY                  AGI       SSV10-3"/300#-1  SU--SECL1      2.00       4280.00     C
020503024   SPRING                            AGI       SSV10-3"/95.1-3  SU--SECL1      2.00        280.00     C
020503025   SEAL SET                          AGI       SSV10-3"/300#-7  SU--SECL1      1.00        110.00     C
020503028   ROTARY HEAD ASSY                  AGI       SSV10-3"/900#-1  SU--SECL1      1.00       2438.00     C
020503029   PLUG                              CVSALE    21423.150        SU--SECN3      1.00       1266.53     C
020503030   BONNET GASKET                     CVSALE    1224.868         SU--SECN3      1.00         31.96     C
020503031   SEAT GASKET                       CVSALE    1228.868         SU--SECN3      2.00         71.38     C
020503036   SEAT GASKET                       CVSALE    1027.868         SU--SECN3      2.00         71.38     C
020503037   PKNG SET                          CVSALE    24242.929        SU--SECN4      2.00         83.06     C
020503038   PKNG SET                          CVSALE    24246.929        SU--SECN4      1.00         40.54     C
020503039   BONNET GASKET, HP REG VLV         CVSALE    1240.868         SU--SECN3      2.00        140.84     C
                                              NOONEY    1240.868
020503040   PKNG SET                          CVSALE    24238.929        SU--SECN4      2.00         65.24     C
020503041   CHECK VALVE                       CVSALE    19231.402        SU--SECN4      1.00         34.95     C
020503043   PILOT VALVE                       CVSALE    17396.999        SU--SECN4      1.00         54.67     C
020503044   SWITCHING VALVE                   CVSALE    4873.999         SU--SECN3      1.00        312.51     C
020503045   POSITIONER                        CVSALE    62910.999        SU--SECN3      1.00        873.08     C
020503046   SEAT RING                         CVSALE    8246.150         SU--SECN4      1.00       1042.16     C
020503047   O-RING YOKE AND PISTON            CVSALE    1313.650         SU--SECN3      3.00         45.81     C
020503049   SEAT RING                         CVSALE    1383.150         SU--SECN5      1.00        131.58     C
020503050   PILOT VALVE                       CVSALE    2744.999         SU--SECN5      1.00         39.89     C
020503051   ADJ SCRW GASKET                   CVSALE    1631.655         SU--SECN5      3.00          3.69     C
020503054   BYPASS ASSEMBLY, SSV10-300#       AGI       BYPASS ASSY-SSV  SU--SECL1      2.00       3120.00     C
020503055   THROTTLE, SSV1--3"-300#           AGI       THROTTLE-3"-300  SU--SECL1      2.00        996.00     C
020503056   GASKET, VELAN, H.P. BFREG VLV     NUWAY     6" VELAN SOFTIR  SU--SECN4      5.00        248.30     C
            OUTLET
020503057   GASKET SET, FISHER VALVE, HP      NORCON    1287100X032      SU--SECN4      1.00         56.60     C
            BFW.
020503058   PACKING KIT, HP FISHER VLV        NORCON    RPACKX00032      SU--SECN4      1.00         38.40     C
020503059   I/P CONVERTER REPAIR KIT,         NORCON    R582X000012      SU--SECN4      1.00         10.80     C
            FISHER CONT VLVS
020503060   1/4 PRESSURE REG REPAIR KIT       NORCON    R67AFRX0012      SU--SECN4      1.00         18.80     C
020504001   D/P GAUGE, BFP                    ACI       120-AC-12-00     SU--MCCCABC    1.00        135.00     C
020601004   O-RING & SEAL KIT                 ROTORK    11A/3            SU--SEC03      1.00        245.00     C
020604001   BONNET GASKET                     CVSALE    2615.868         SU--SECN2      1.00        122.33     C
020604003   PKG. SET                          CVSALE    24250.370        SU--SECN5      1.00         91.61     C
020604004   SEAT GASKET                       CVSALE    2616.868         SU--SECN2      1.00        110.00     C
020604005   SEAT GASKET                       CVSALE    2382.868         SU--SECN2      1.00         84.74     C

12-09-97                          Syracuse University Inventory Catalog

Spare Part  Description                     Supplier #       Supp Part #         Location       QOH at Loc    Total Cost   ABC Flag
----------  -----------------------------   ----------       -----------         ----------     ----------    ----------   --------
020604006   BACKUP RINGS                    CVSALE            54509.791          SU--SECN2        2.00         920.00       C
020604007   BACKUP RINGS                    CVSALE            74257.791          SU--SECN2        2.00         353.64       C
020604008   SLEEVE GASKET                   CVSALE            21362.868          SU--SECN2        1.00          82.21       C
020604009   SLEEVE GASKET                   CVSALE             2381.868          SU--SECN2        2.00         220.00       C
020604010   SEAT GASKET                     CVSALE             1231.868          SU--SECN5        1.00          40.07       C
020604041   HANDWHEEL SPINNER KIT           LIMITO          L120-10-186          SU--             2.00           2.00       C
020608001   3/4" DRAIN UNION ASSEMBLY       GARYHO         DUA 3/4" NPT          SU--SECN4        2.00         236.00       C
            (.031) ORIFICE / 100#
            SYSTEM DRAIN
020608002   3/4" DRAIN UNION ASSEMBLY       GARYHO         3/4" DUA NPT          SU--SECN3        2.00         236.00       C
            (.025) ORIFICE / 275# SYSTEM
020608004   ORIFICE STM TRAP GASKET SET     GARYHO              6184200          SU--SECN4        4.00          90.56       C
020608005   STEAM TRAP, HIGH PRESS ORIFICE  RLSTON      MOD-3/4-421-5/1          SU--SECN3        1.00         521.00       C
020703001   GUIDE LINERS                    CVSALE             5388.927          SU--SECN5        4.00          65.32       C
020703004   BONNET GASKET                   CVSALE             2716.925          SU--SECN5        1.00          31.61       C
020703005   POSITIONER                      CVSALE            63931.999          SU--SECN3        1.00         873.80       C
030103001   REPLACE AGGLO MESH PADS         DELTAK         0100743395RA          SU--SECR1       22.00         836.80       C
            TOP/CYCLONES
030105001   DIAPHRAGM, FISHER, DESUP VLV    NORCON          2E800002202          SU--SECM5        1.00          41.60       C
030106001   STUD - 1 NC X 11 LG             DELTAK             12030392          SU--SECR1        2.00          16.20       C
030106002   NUT - 1 NC HEX                  DELTAK             24010111          SU--SECS1        5.00           3.30       C
030106003   BOLT - 3/4 NC X 6 LG SQ HD      DELTAK             12030369          SU--SECS1        7.00          35.00       C
030106004   NUT - 3/4 NC HEAVY HEX          DELTAK             24010020          SU--SECS1        7.00           1.68       C
030106005   4" FISHER CONTROL VALVE          NORTH          RPACKX00112          SU--SECN3        1.00           1.00       C
            REPAIR KIT
030106007   4" FISHER CONTROL VALVE          NORTH          R83LX000012          SU--SECN3        1.00           1.00       C
            REPAIR KIT
030106009   3/4" FLAT WASHER, HARDENED      DELTAK             33010050          SU--SECS1       12.00           2.88       C
030106011   L.P. & DEA VALVE, GAGE GLASS    DARREL             32120005          SU--SECS1        2.00         880.00       C
            403-RS (250 PSI)
030106098   GASKET                          DELTAK             2642-050          SU--SECQ1        4.00          41.28       C
030106101   PACKING SET                     DELTAK             2592-001          SU--SECQ1        2.00          68.00       C
030106112   H.P. VALVE, GAGE GLASS SG-854   CLARKR             32120006*         SU--SECS2        2.00         763.82       C
                                            NOREAS             32120006*
030106113   I.P. VALVE, GAGE GLASS 404-RS   DARREL               404-RS (450 PSI SU--SECR1        2.00         880.00       C
            (450 PSI)
030106115   ELECTRO-PNEUMATIC I/P            NORTH             TYPE 546          SU--MCCABD       1.00         600.60       C
            TRANSDUCER TYPE 546
030106116   LP DRUM TUBE SNUBBER BEND       DELTAK             30040020          SU--RILEY        1.00          95.00       C
            JOINT
030107001   PACKING SEAL                    COPESV               187058          SU--SECM4        1.00           2.76       C
030107002   AIR FILTER REGULATOR            COPESV               271777          SU--SECM4        1.00          80.34       C
030107003   STEM GUIDE BUSHING              COPESV              184686H          SU--SECM4        1.00          45.15       C
030107004   DIAPHRAGM                       COPESV               185989          SU--SECM4        1.00          90.53       C
030107005   GROMMET                         COPESV               264362          SU--SECM4        1.00           3.70       C
030107006   BODY/GAGE GASKET                COPESV               262600          SU--SECM4        1.00           1.89       C
030107007   ACTUATOR GASKET                 COPESV               187031          SU--SECM4        1.00          11.23       C
030107008   SEAL BUSHING                    COPESV               187018          SU--SECM4        1.00          91.73       C
030107009   STEM CONNECTING ASSEMBLY        COPESV               186996          SU--SECM4        1.00         169.74       C
030107010   GAUGE, O-100                    COPESV               130599          SU--SECM4        1.00          14.70       C
030107011   ACTUATOR STEM                   COPESV               186007          SU--SECM4        1.00         289.00       C
030107013   PACKING                         COPESV               186201          SU--SECM4        1.00          59.41       C
030107014   CONNECTING LINK ASSEMBLY        COPESV               333333          SU--SECM4        1.00          77.31       C
030107015   POSITIONER                      COPESV              333301H          SU--SECN5        1.00        1052.48       C
030109001   1.5" SAFETY RELIEF VALVE        DELTAK           0100743305          SU--MEZG3        1.00        2218.46       C
030109003   2" SAFETY RELIEF VALVE          DELTAK           0100743307          SU--MEZG3        1.00         906.15       C
030109005   2.5" PRESSURE SAFETY RELIEF     DELTAK           0100743302          SU--MEZG3        1.00        5775.38       C
            VALVE 900#A
030109006   1.5" SAFETY RELIEF VALVE        DELTAK           0100743304          SU--MEZG3        1.00        2218.46       C
030109008   2.5" SAFETY RELIEF VALVE        DELTAK           0100743308          SU--MEZG3        1.00        1126.15       C
030109009   VALVE, BOTTOM BLOW, H.P.        FWWEBB            FIG-B6771          SU--SECO5        1.00        1786.00       C
            STRAIGHT
030109010   VALVE, BOTTOM BLOW, H.P.        FWWEBB            FIG-B6761          SU--MEZ          1.00        1786.00       C
            ANGLE
030110001   PACKING KIT                     DELTAK         0100743357PK          SU--SECR1        1.00          99.22       C
030110002   STEM/DISK ASSEMBLY              DELTAK         0100743356SD          SU--SECR1        1.00        1058.40       C
030110003   BONNET GASKET                   DELTAK         0100743359BG          SU--SECR1        3.00          79.38       C
030110004   YOKE BUSHING                    DELTAK         0100743357YB          SU--SECR1        1.00          91.80       C
030110005   BONNET GASKET                   DELTAK         0100743363BG          SU--SECR1        3.00          74.64       C
030110006   BONNET GASKET                   DELTAK         0100743357BG          SU--SECR1        3.00         151.20       C
030110007   STEM/DISK ASSEMBLY              DELTAK         0100743362SD          SU--SECR1        1.00         549.98       C
030110008   YOKE BUSHING                    DELTAK         0100743362YB          SU--SECR1        1.00          64.44       C
030110009   PACKING KIT                     DELTAK         0100743358PK          SU--SECR1        1.00          99.22       C
030110010   PACKING KIT                     DELTAK         0100743359PK          SU--SECR1        1.00          99.22       C
030110011   PACKING KIT                     DELTAK         0100743363PK          SU--SECR1        1.00          88.84       C
030110012   STEM/DISK ASSEMBLY              DELTAK         0100743357SD          SU--SECR1        1.00        1058.40       C
030110013   YOKE BUSHING                    DELTAK         0100743356YB          SU--SECR1        1.00          91.80       C
030110014   BONNET GASKET                   DELTAK         0100743362BG          SU--SECR1        2.00          49.76       C
030110015   PACKING KIT                     DELTAK         0100743356PK          SU--SECR1        1.00          99.22       C
030110016   BONNET GASKET                   DELTAK         0100743358BG          SU--SECR1        1.00          26.40       C
030110017   BONNET GASKET                   DELTAK         0100743356BG          SU--SECR1        3.00         151.20       C
030110018   PACKING KIT                     DELTAK         0100743362PK          SU--SECR1        1.00          88.84       C
030115001   GASKET,GAS SIDE ACCESS DOOR     DELTAK         0100743395GS          SU--SECS1        4.00          81.36       C
030117012   LAMP SOCKET, EYE-HI COLOR       CLARKR             GI-40-23          SU--MCCCABB     16.00         241.92       C
            CHANGE
                                            NOREAS             GI-40-23
030117013   REPAIR KIT                      DELTAK           0100743380          SU--SECQ1        2.00         179.08       C
030117014   GAGE PRESSURE TRANSMITTER       ROSEMT          115GP7E12B1          SU--MCCCABB      1.00         693.00       C
030117016   PRESSURE TRANSMITTER            ROSEMT        115OP4522M1B3          SU--MCCCABB      1.00         991.20       C
030117017   TEMP TRANS TYPE K
            THERMOCOUPLE INPUT              ROSEMT        0444TJ1U1A2NA          SU--MCCCABB      1.00         437.75       C
030117018   TEMP TRANS TYPE K
            THERMOCOUPLE INPUT              ROSEMT        0444TK2U1A2NA          SU--MCCCABB      1.00         437.75       C
030117019   PRESSURE TRANSMITTER            ROSEMT       1151GP8S22M1B3          SU--MCCCABB      1.00         903.00       C
030117020   PRESSURE TRANSMITTER            ROSEMT       1151GP6522M1B3          SU--MCCCABB      1.00         903.00       C
030117021   T PROBE                         DELTAK           0100743313          SU--SECQ1        2.00         254.60       C
030117022   V PROBE                         DELTAK           0100743311          SU--SECQ1        3.00         546.00       C
030117023   REPLACEMENT MODULES (SET OF 7)  DELTAK           0100743315          SU--SECQ1        7.00        1359.40       C
030117024   TEMPERATURE TRANSMITTER         ROSEMT        3044CA1B4M5E5          SU--MCCCABB      1.00         783.00       C
030117025   PRESSURE TRANSMITTER            ROSEMT       1151GP9S22M1B3          SU--MCCCABB      1.00         978.60       C
030117026   REPLACEMENT MODULES (SET        DELTAK           0100743316          SU--SECQ1       10.00        2040.00       C
            OF 10)

12-09-97
                     Syracuse University Inventory Catalog

Spare Part       Description                     Supplier #     Supp Part #       Location       QOH at Loc    Total Cost   ABC Flag
--------------   ------------------------------  -------------  ----------------  -------------  -----------   -----------  --------
030117029        REPAIR KIT                      DELTAK         0100743379         SU--SECQI            2.00        636.48      c
030117030        T PROBE                         DELTAK         0100743312         SU--SECQI            3.00        381.90      c
030117033        REFLECTOR LAMP (SET OF 6)       DELTAK         0100743318         SU--SECR1            2.00        129.36      c
030117034        GAGE PRESSURE TRANSMITTER       ROSEMT         1151GP8E1281       SU--MCCCABB          1.00        693.00      c
030117035        DIFFERENTIAL PRESSURE           ROSEMT         1151DP3E1281       SU--MCCCABB          1.00        831.60      c
                 TRANSMITTER
030117036        DEAERATOR THERMOCOUPLE          ACI            J49G-260H-100-L    SU--SECS4            2.00        221.00      c
030117037        1/2" SYPHON                     ACI            71342              SU--SECH3            2.00         65.14      c
030117038        LIQUID 0-600 PSI GAUGE 6"       ACI            132531             SU--MCCCABB          2.00        436.12      c
030117041        MULITANGLE BI-NET THERMOCOUPLE  ACI            BA5118E180         SU--SECL2            2.00        152.00      c
030117042        THERMOWELL                      ACI            304ss-1"260HL-U    SU--SECS4            2.00         40.18      c
030117043        THERMOWELL                      ACI            304ss-1"260HL-U    SU--SECS4            2.00         75.88      c
030117044        THERMOWELL                      ACI            304ss-1"260HL-U    SU--SECS4            2.00         36.26      c
030117045        LIQUID 0-160 PSI GAUGE 6"       ACI            150224             SU--MCCCABB          2.00        436.12      c
030117046        STEAM OUTLET THERMOCOUPLE       ACI            K49G-260s-100-L    SU--SECS4            1.00        134.25      c
030117047        THERMOWELL                      ACI            1"-260HL-013       SU--SECS4            2.00        130.00      c
030117048        H.P. STEAM OUTLET THERMOCOUPLE  ACI            K49G-260H-100LO    SU--SECS4            2.00        243.00      c
030117049        LIQUID 0-1500 PSI GAUGE 6"      ACI            132534             SU--MCCCABB          2.00        454.32      c
030117053        1/2" GAUGE COCK                 ACI            PG6-T-SS-F4M4      SU--SECK2            2.00        192.00      c
030117054        LEVEL SWITCH                    JOBELL         CB-300-4-ZD3W      SU--SECS3            1.00        341.10      c
030117055        VORTEX FLOW METER               NICE           VBAR-FV-02-2-40    SU--SECH1            1.00       2795.00      c
030117056        VORTEX FLOW METER               NICE           VBAR-FV-06-2-40    SU--SECH1            1.00       2795.00      c
030117057        VORTEX FLOW METER               NICE           VBAR-FV-03-2-40    SU--SECH1            1.00       2795.00      c
030117093        SIMPLIPORT MODULES              CLARKR         PW-24B             SU--SECS1            5.00        629.00      c
                                                 NOREAS         PW-24B
030117094        SIMPLIPORT NUT ASSEMBLY         CLARKR         PW-27R             SU--SECS1            5.00        418.10      c
                                                 NOREAS         PW-27R
030123001        EYE-HI PROBES                   CLARKR         V-020              SU--SECS1           13.00       1636.51      c
                                                 NOREAS         V-020RK
030123002        3/4"00 X6"L X3/8"NPT            CLARKR         PG4-6              SU--SECR1            4.00         69.12      c
                 SIGHTGLASS ADAP.
030123003        IP/LP SIGHTGLASS PACKING        DARREL         SG454-10           SU--SECS1           10.00         22.20      c
                 WASHER
                                                 NOREAS         SG454-10
030123004        EYE-HI PROBE GASKETS            NOREAS         E10-10             SU--SECS1           29.00        234.13      c
030123005        RELAY, EYE-HI PROBES            GRNGER         3A986              SU--MCCCABC          2.00         27.06      c
030123006        RELAY, TRIP PROBES              RLSTON         1D1DO              SU--MCCCABC          3.00        262.65      c
030204003        INSULATOR, ELECTRODE IGNITION   COEN           1501-031-02        SU--MCCABC           1.00         45.00      c
                 WIRE
030204004        5/32" WIRE, ELECTRODE TO SPARK  COEN           5001-350-03        SU--MCCABC           2.00         22.00      c
                 PLUG X 11"
030204005        CABLE HIGH TEMP SPARK PLUG TO   COEN           3570-009-01        SU--MCCABC           2.00         60.00      c
                 XFMER
030204006        GROMHET, SPARK PLUG CABLE       COEN           3560-199-01        SU--MCCABC           2.00         30.00      c
030204007        SPARK PLUG, S1 - 140            COEN           3550-159-01        SU--MCCABC           3.00        196.50      c
030204009        COUPLING, SPARK PLUG CABLE      COEN           1501-234-01        SU--MCCABC           3.00         33.00      c
030204010        CONNECTOR, WIRE TO SPARK PLUG   COEN           1501-233-01        SU--MCCABC           1.00         47.00      c
030204011        ELECTRODE ASSEMBLY IGNITION     COEN           1501-237-07        SU--MCCABC           1.00        100.00      c
030204012        HEAD ASSEMBLY, PILOT SET        COEN           1500-100-01        SU--MCCABC           1.00        449.00      c
030204013        IGNITION TRANSFOMER             COEN           3530-006-01        SU--MCCABC           2.00        208.00      c
030204014        PILOT GAS FLEX HOSE, 3/8"NPT X  COEN           4110-053-01        SU--MCCABC           2.00        130.00      c
                 16"
030204015        PILOT GAS CHECK VALVE           FWWEBB         #583-3/8-D63       SU--MCCCABC          5.00        512.15      c
030205001        DC POWER SUPPLY                 NIAGRA         61-3356            SU--MCCABC           1.00        108.12      c
030205002        FLAME SCANNER                   NIAGRA         UV-1A6             SU--MCCABC           4.00        382.88      c
030205003        UV AMPLIFIER                    NIAGRA         61-3359            SU--MCCABC           3.00        871.02      c
030205006        NIPPLE, 1/2 X 1-1/2", 580 PART  COEN           7000-003-02        SU--MCCABC           6.00         24.00      c
                 OF LENS MOD. KIT #2401-480-05
030205007        UNION, #60-1290, PART OF LENS   COEN           2401-186-01        SU--MCCABC           2.00        448.96      c
                 MOD. KIT #2401-480-05
                                                 NIAGAR         60-1290
030205008        4" MAXON VALVE                  MAXON          15-43325           SU--SECE4            1.00       3048.30      c
030205009        LENS, FIRE-EYE, MAGNIFYING,     NIAGAR         46-58              SU--MCCCABC          4.00        223.00      c
                 DUCT BURNER
030208004        700-F400-A1 CONTROL RELAY       BALDWI         700-F400-A1        SU--MCCCABA          1.00         34.62      c
030208005        700-F310-A1 CONTROL RELAY       BALDWI         700-F310-A1        SU--MCCCABA          1.00         34.62      c
030208037        SWITCH, HIGH TEG TEMP 800-1800  COEN           2430-143-01        SU--MCCABC           2.00        886.00      c
                 DEGREES F
030208038        FLAME SIGNAL METER              COEN           2411-447-03        SU--MCCABC           1.00        152.00      c
030208039        SWITCH, LOW GAS                 CPICON         B432VXFM 06-30     SU--MCCCABC          1.00        168.00      c
030208040        SWITCH, LOW INSTRUMENT AIR      CPICON         B432VXFM 100 PS    SU--MCCCABC          1.00        270.00      c
030208041        VALVE, LOW FIRE, PROGRAMMING    COEN           4540-184-01        SU--MCCABC           1.00        122.00      c
030208042        WATCHDOG TIMER                  COEN           3520-096-02        SU--MCCCABC          1.00        325.00      c
030208043        SWITCH, LOW SCANNER AIR         CPICON         B424VXFM 60-WC     SU--MCCCABC          1.00        249.00      c
030208044        REPAIR KIT                      FISHER         RPACKX00022        SU--SECM5            1.00         18.27      c
030208045        GASKET SET                      FISHER         RGASKETX362        SU--SECL5            1.00         21.42      c
030208046        SEAT RING                       FISHER         1U222946172        SU--SECM5            1.00        129.15      c
030208047        I/P TRANSDUCER                  FISHER         35821-3FMI         SU--SECM5            1.00        847.30      c
                                                 NORCON         35821-3FMI
030208048        CAGE, EQ%                       FISHER         2U236333272        SU--SECL5            1.00        522.90      c
030208049        RING, PISTON                    FISHER         1U239105092        SU--SECM5            1.00         15.44      c
030208050        PLUG/STEM BALANCED              FISHER         1V6581X0042        SU--SECM5            1.00        217.35      c
030208093        SLC 500 MEMORY MODULE           BALDWI         1747-N2            SU--MCCCABA          1.00        189.53      c
030208094        SLC500 POWER SUPPLY             BALDWI         1746-P2            SU--MCCCABA          1.00        236.08      c
030208095        SLC500 PROCESSOR UNIT           BALDWI         1747-L514          SU--MCCCABA          1.00        319.20      c
030308096        SLC500 INPUT MODULE             BALDWI         1746-IA16          SU--MCCCABA          1.00        169.58      c
030208097        SLC500 OUTPUT MODULE            BALDWI         1746-OW16          SU--MCCCABA          1.00        172.90      c
030208098        SLC500 OUTPUT MODULE            BALDWI         1746-OA16          SU--MCCCABA          1.00        247.12      c
030209002        BUSHING, 1.125"                 TUTHIL         23532-6            SU--SEC04            1.00          7.00      c
030209004        BLOWER REBUILD KIT              TUTHIL         27305              SU--SEC04            4.00        900.00      c
                                                 ELECLAB        27305
030209005        BUSHING, 1.375                  TUTHIL         23128-6            SU--SEC04            1.00          8.00      c
030209006        DRIVE V-BELT                    TUTHIL         28210-16           SU--SEC04            4.00         32.00      c
030209007        GASKET, PORT, #39               TUTHIL         7932               SU--SEC04            7.00         14.00      c
                                                 ELECLAB        7932
030314005        RELAY KIT, HITE 71              DAHLCO         9071-99-0000       SU--RILEY            2.00        170.00      c
030601006        4" FISHER CONTROL VALVE REPAIR  CVSALE         R4190X00C12        SU--SECN3            1.00          1.00      c
                 KIT
040202001        MILTON ROY PUMP EFR 111-15      SHRIER         EFR-111-15         SU--                 1.00       1853.00      c
040202002        REBUILD KIT FOR MILT ROY PUMP   SHRIER         336-0013-011       SU--SECM2            1.00        271.00      c
040401029        GASKET, RND, 2-1/4, X 1/32      TIDE           A-5375             SU--SECQ5            1.00          3.18      c
0????1030        GASKET, SOR, 5-7/8 X 5-7/8      TIDE           B-0421             SU--SECQ5            1.00          3.03      c

12-09-97                      Syracuse University Inventory Catalog


Spare Part     Description                        Supplier # Supp Part #     Location         QOH at Loc   Total Cost   ABC Flag
----------     -----------                        ---------- -----------     --------         ----------   ----------   --------
               X1/32
040401031      O-RING, VT, 6.645 O.D.X.210        TIDE       A-0724          SU--SECQ5              4.00        62.72   C
040401032      PACKING KIT, PRIMING PUMP          TIDE       B-0425-K        SU--SECQ5              1.00         6.28   C
040401033      DISCHARGE VALVE ASSEMBLY           HOERBI     B-1376-L        SU--SECR4              8.00      3005.64   C
                                                  TIDE       B-1376-L
040401034      UNL, PISTON RING, 5-1/4 O.D.       TIDE       A-0475          SU--SECR4              2.00        82.90   C
040401035      GASKET,RET,23-1/2X20-5/16X1/32     TIDE       B-0844          SU--SECR3              2.00        56.66   C
040401036      O-RING,VT,2.012 O.D.X.139          TIDE       A-3507          SU--SECQ5              2.00         7.04   C
040401037      O-RING,VT,2.762 O.D.X.139          TIDE       A-3508          SU--SECQ5              1.00         4.54   C
040401038      STL, GASKET, 3.855 X 3.537 X30     TIDE       A-2084          SU--SECR4             10.00        35.10   C
040401039      GASKET, RET                        TIDE       B-1032          SU--SECQ5              2.00        13.66   C
               10-13/16X6-3/4X1/32
040401040      O-RING, VT, 1.318 O.D.X.103        TIDE       A-3512          SU--SECQ5              6.00         7.20   C
040401041      LUBE OIL PUMP JGW:R:J/4, HEK/2     TIDE       D-0292          SU--SECS2              1.00       847.98   C
040401042      SUCTION VALVE ASSEMBLY             HOERBI     B-1418-L        SU--SECR4              8.00      3005.64   C
                                                  TIDE       B-1418-L
040401043      SPXT,RLR,CHAIN, IDLER, #40-15T     TIDE       A-0523          SU--SECR3              1.00        17.95   C
040401044      COMPRESSION SPRING, UNIVERSAL      TIDE       A-0629          SU--SECR3              2.00        14.72   C
040401045      STAT-O-SEAL, 1/2 DIA.              TIDE       FW0550GA        SU--SECQ5              2.00         1.06   C
040401046      DUST SEAL, TEFLON, JGH:EIK         TIDE       A-0245-8        SU--SECR3              1.00       169.72   C
040401047      GASKET, NST, 17-3/4                TIDE       B-0835          SU--SECR3              2.00        30.36   C
               X15-7/8X1/64
040401048      O-RING, VT, 2.756 O.D.X.103        TIDE       A-0745          SU--SECQ5              1.00         2.22   C
040401049      ROLLER CHAIN, 40-1X114, JGH:EIK    TIDE       A-3884          SU--SECR3              1.00        20.17   C
040401050      O-RING,VT, 2.625 O.D.X.139         TIDE       A-0010          SU--SECQ5              1.00         2.55   C
040401051      DIST, BLOCK, 12T*-12T-9T           TIDE       A-2584          SU--SECR4              1.00       313.68   C
040401052      O-RING, VT, 3.887 O.D.X. 139       TIDE       A-1812          SU--SECQ5              4.00        31.76   C
040401053      SPKT, RLR, CHAIN, L.D. PUMP,       TIDE       A-3874          SU--SECR3              1.00       101.86   C
               28T
040401054      GASKET, RND, 22-1/2 X 1/64         TIDE       B-1042          SU--SECR4              2.00        53.12   C
040401055      STL, GASKET, 7.375 X 7.750 X60     TIDE       A-2087          SU--SECQ5              2.00        10.94   C
040401056      STAT-O-SEAL, 3/4 DIA., BLACK       TIDE       FW05501A        SU--SECQ5              9.00         8.55   C
040401057      VALVE PACKING UNIVERSAL            TIDE       A-0639          SU--SECR3              2.00        46.46   C
040401059      GASKET,RND,12-13/16, X 1/32        TIDE       A-3875          SU--SECQ5              1.00        15.18   C
040401060      GASKET,RND, 2-1/4, X 18            TIDE       A-5376          SU--SECQ5              1.00         3.54   C
040401062      GASKET,  SO,                       TIDE       B-0779          SU--SECQ5              1.00         5.06   C
               5-15/16X5-15/16X1/32
040401063      GASKET, RET,                       TIDE       B-0832          SU--SECQ5              2.00        30.36   C
               15-5/16X10-13/16X32
040401064      O-RING,VT, 3.887 O.D.X.139         TIDE       A-1812          SU--SECQ5              8.00        63.52   C
040401065      SIGHT GLASS, 2" LENS               TIDE       A-5374          SU--SECQ5              1.00         2.52   C
040401066      FGC RM VENT FAN MOTOR              AUBURN     USEM 5HP, 1800R SU--                   1.00       169.71   C
040402002      FILTER ELEMENT                     TIDE       GC80360E03B     SU--MEZ12              1.00       198.00   C
040402003      FUEL FILTER ELEMENTS (FG-366)      PERRY      11724           SU--MEZ12             20.00       410.33   C
040402004      O-RING, CLOSURE GASKETS            PERRY      14973           SU--SECQ2              2.00        47.76   C
040402005      O-RING                             TIDE       ORC12B          SU--SECQ5              2.00        43.30   C
040402006      FILTER ELEMENT                     PLENTY     10273K99        SU--MEZ12              3.00       594.00   C
040402007      FILTER O-RING                      PLENTY     001-161         SU--MEZ12              2.00        48.00   C
040403028      L.O. PRESS, GAUGE, NIKA            TIDE       A-0261          SU--SECS2              3.00        58.74   C
040403029      NO FLOW SWITCH                     TIDE       A-0505          SU--SECR3              1.00       453.74   C
?????3032      CONTROLLER ASSEMBLY - FGC          NIBSCO     487369          SU--SECR3              1.00      1725.00   C

12-09-97                      Syracuse University Inventory Catalog

Spare Part     Description                        Supplier # Supp Part #     Location         QOH at Loc   Total Cost   ABC Flag
----------     -----------                        ---------- -----------     --------         ----------   ----------   --------
               RECYCLE VALVE
040405001      HEAT EXCHANGER END GASKETS         TIDE       KIT18023        SU--SECR3             2.00         792.00   C
040405002      GASKET 5" X 3-9/16" X 1/32"        NEWELL     TC-080-G2       SU--SECR4             1.00           5.00   C
040405003      GASKET 5" X 3-9/16" X 1"           NEWELL     TS-080-N        SU--SECR4             1.00           5.00   C
               NEOPRN
040405004      GLASS DISC T-BORO 5" X 1/2"        NEWELL     TW-223-T        SU--SECR4             1.00         114.00   C
040407001      REPAIR KIT FOR VALVE/ACT           TIDE       18014           SU--SECR5             1.00         849.75   C
040407002      BOOT-PEAKING VALVE                 CJNOLT     355-02002-740   SU--SECS3             1.00         420.75   C
040407003      ACTUATOR REPAIR KIT-RECYCLE        NIBSCO     433214 ACTUATOR SU--SECS3             2.00         130.00   C
               VALVE
040407004      ACTUATOR SPRING-RECYCLE VALVE      NIBSCO     415295 ACTUATOR SU--SECS3             2.00         174.00   C
040407005      RECYCLE VALVE/ NUT-HEXLOCK         NIBSCO     485543          SU--SECS3             1.00           6.60   C
               3/8-24
040407006      RECYCLE VALVE/                     NIBSCO     485544          SU--SECS3             1.00          29.30   C
               LEVER-POSITIONER
040407007      RECYCLE VALVE/ PIN STROKE          NIBSCO     485545          SU--SECS3             2.00          64.00   C
               ADJUSTING
040407008      RECYCLE VALVE/ NUT HEXLOCK         NIBSCO     485546          SU--SECS3             2.00          18.00   C
               1/4-28
040407009      RECYCLE VALVE/ BRACKET-MOTION      NIBSCO     425872          SU--SECS3             2.00          39.00   C
               FRONT
040407010      RECYCLE VALVE, ACTUATOR STEM       NIBSCO     411978 - NORRIS SU--SECS3             1.00         110.00   C
               LOWER
040408001      SHAFT OIL SEAL                     TIDE       A-3911          SU--SECQ5             1.00           3.31   C
????08002      SWITCH, LUBE OIL NO FLOW           TIDE       815-S           SU--SECR3             1.00         160.00   C
????08003      DISCH. PRESSURE SWITCH             TIDE       9012-GCW-1      SU--MCCCABC           1.00         140.61   C
040408004      TERMINAL CHECK VALVE               TIDE       A-0281          SU--SECQ5             2.00          46.32   C
040408005      DISCH. TEMPERATURE SWITCH          TIDE       9025-GKW5-A12   SU--MCCCABC           1.00         142.76   C
040408006      OIL TEMPERATURE SWITCH             TIDE       9025-GKW3-A12   SU--MCCCABC           1.00         130.00   C
040408007      F.F. LUBE SLOT COVER GASKET        TIDE       A-5255          SU--SECQ5             2.00          36.54   C
040408008      BLOW-OUT ASSY, SPECIFY DISC        TIDE       A-0080          SU--SECQ5             1.00           8.04   C
040408009      F.F. LUBRICATOR PUMP 1/4 TRABON    TIDE       A-1764          SU--SECR3             1.00         172.21   C
040408010      BLOW-OUT DISC, 3250 PSIG,          TIDE       A-0124          SU--SECQ5             7.00           8.05   C
               PURPLE
040408011      VIBRATION SWITCH                   TIDE       VS-2            SU--MCCCABC           1.00          86.00   C
040408014      SPKT, RLR, CHAIN, F.F.LUBR, 28T    TIDE       A-3873          SU--SECR3             1.00         134.11   C
040408015      OIL PRESSURE SWITCH                TIDE       9012-GAW-2      SU--MCCCABC           1.00          71.38   C
040408020      DIRECT CURRENT ALARM               RITEC      DCA/2X4-20HA/DH SU--MCCCABD           1.00         405.00   C
040408021      END CAP, L.O. COOLER - FGC         GLAUBE     41831           SU--SECR3             1.00          59.00   C
040501001      SUPPLY GAS REG - ESDV-1            NORTH      1301F-2         SU--SECL5             1.00          97.20   C
040501003      CONTROL VALVE FOR ESDV-1           PHENIX     VAP-3301-316-33 SU--SECL5             1.00         519.20   C
040501004      CONTOL-SOLONOID VALVE, ESDV-1      PHENIX     VGA-3422-316-35 SU--SECL5             1.00         702.30   C
040501005      CONTROL VALVE, 320PSI SET,         CJNOLT     10-1081-0778 32 SU--SECL5             1.00         329.00   C
               ESDV-1
040501006      RELIEF VALVE, ESDV-1               CJNOLT     B8CPA-2-125 125 SU--SECL5             1.00          47.00   C
040501007      MICRO-KLEAN FILTER CARTRIDGE,      NORTH      1F966406992     SU--SECL5             1.00          11.52   C
               ESDV-1
040501009      CP TEST STATION, BIG FINK, 3",     FALCON     300-B5-ORANGE   SU--SECL5            10.00         249.50   C
               SINGLE
040503001      PLUG                               CVSALE     3840.150        SU--SECN3             1.00         504.75   C
????03002      PKG SET                            CVSALE     55865.925       SU--SECN5             1.00          24.65   C

12-09-97             Syracuse University Inventory Catalog

Spare Part     Description                     Supplier #   Supp Part #          Location       QOH at Loc     Total Cost ABC Flag
------------   ------------------              ----------   ---------------      ------------   ----------     ---------- --------
040503003      GASKET, NONMETALIC              CVSALE              1886.925      SU--SECN5            1.00           6.38 C
040503004      GDE LINERS                      CVSALE              5386.927      SU--SECN5            2.00          18.42 C
040503005      PISTON BACKUP RING              CVSALE             64273.925      SU--SECN5            2.00         123.36 C
040503006      O-RING, UPR SLEEVE              CVSALE              5412.651      SU--SECN5            2.00         127.44 C
040503007      SOFT SEAL                       CVSALE             71885.976      SU--SECN5            1.00          74.12 C
040503008      SOLENOID 24VDC                  CVSALE             78001.999      SU--SECN4            2.00         438.96 C
040503009      O-RING, YOKE BUSHING            CVSALE              1181.650      SU--SECN5            2.00           2.28 C
040503010      CAP LINER                       CVSALE              1885.676      SU--SECN4            1.00          52.86 C
040503011      O-RING, YOKE BSHG               CVSALE              1337.650      SU--SECN5            2.00           2.80 C
040503012      SEAT GASKET                     CVSALE              1794.925      SU--SECN5            2.00          21.16 C
040503013      GASKET METAL                    CVSALE              1824.606      SU--SECN5            5.00           6.15 C
040503014      SEAT RING                       CVSALE              1210.150      SU--SECN4            1.00         204.57 C
040503015      SEAT GASKET                     CVSALE              1944.925      SU--SECN5            1.00          27.86 C
040503016      GASKET NON-METALLIC             CVSALE             49671.813      SU--SECN5            1.00          20.78 C
040503017      POSITIONER                      CVSALE             63934.999      SU--SECN3            1.00         465.68 C
040503018      O-RING, ADAPTOR                 CVSALE             43102.651      SU--SECN5            1.00           5.23 C
040503019      SLDG SEAL ASSY                  CVSALE             62471.990      SU--SECN5            1.00         108.97 C
040503020      SEAT RING                       CVSALE              4682.150      SU--SECN4            1.00         204.57 C
040503021      GUIDE LINER                     CVSALE              6340.927      SU--SECN4            2.00         114.38 C
040503022      O-RING, YOKE                    CVSALE              1182.650      SU--SECN5            2.00          19.40 C
040503023      O-RING, STEM                    CVSALE              1183.650      SU--SECN4            2.00           1.40 C
040503024      BONNET GASKET                   CVSALE              1943.925      SU--SECN4            1.00          30.76 C
040503025      O-RING, YOKE BUSHING            CVSALE              1113.650      SU--SECN4            2.00           1.68 C
040503026      SEAT RING                       CVSALE              3468.150      SU--SECN4            1.00         172.70 C
040503027      O-RING, YOKE HANDWHEEL          CVSALE              5494.650      SU--SECN4            1.00           1.23 C
040503028      SEAT GASKET                     CVSALE              1704.925      SU--SECN4            1.00           8.14 C
040503029      PLUG                            CVSALE              1664.150      SU--SECN3            1.00         628.11 C
040503030      BONNET GASKET                   CVSALE              1705.925      SU--SECN4            1.00          11.38 C
040503031      O-RING, YOKE BUSHING            CVSALE              1718.650      SU--SECN4            3.00           4.62 C
040503032      PLUG                            CVSALE              1510.150      SU--SECN3            1.00         628.11 C
040503033      PKG SET                         CVSALE             20746.925      SU--SECN4            1.00          10.20 C
040503034      PKNG SET                        CVSALE             20758.925      SU--SECN4            1.00          25.36 C
040503035      SEAT GASKET                     CVSALE              2717.925      SU--SECN4            2.00          46.22 C
040503036      O-RING, SLEEVE                  CVSALE              5442.651      SU--SECN4            1.00          46.00 C
040503037      ADJ SCREW GASKET                CVSALE              1435.655      SU--SECN4            1.00           1.05 C
040503038      ADJ SCREW GASKET                CVSALE              1501.655      SU--SECN4            1.00            .67 C
040503039      SEAT RING                       CVSALE              2027.150      SU--SECN4            1.00         886.14 C
040503040      AIR FILTER                      CVSALE             78245.999      SU--SECN4            2.00         136.02 C
040503041      VALVE, 3-WAY                    CVSALE             34747.402      SU--SECN4            1.00         106.67 C
040503042      PISTON BACK UP RING             CVSALE             55220.925      SU--SECN4            1.00          15.39 C
040503043      O-RING, YOKE AND PISTON         CVSALE              1114.650      SU--SECN4            8.00          47.84 C
040503044      O-RING, ACT STEM                CVSALE              1312.650      SU--SECN4            3.00           2.88 C
040503045      PLUG                            CVSALE             30224.150      SU--SECN3            1.00        1586.20 C
040503046      SEAT RING                       CVSALE             54812.419      SU--SECN5            2.00         187.10 C
040504005      Y-STRAINER - OOORANT            STREAM       T600SS-0050, 80      SU--SECL5            1.00          49.20 C
040506001      PRESSURE SWITCH (1000 psi)      CPICON       PPS-N7-G-S-07-X      SU--MCCCABC          1.00         396.50 C
050101001      CEM PANEL COOLING FAN           NEWARK                026165      SU--MCCCABA          1.00          88.83 C
050101002      MUFFLER, PUREGAS HEATLESS       MOBILE             P-400-399      SU--MCCCABA          1.00          16.50 C
               DRYER
050102001      GRAPHITE FERRULES (PACK OF 10)  ENVIRO             335-00757      SU--MCCCABA         10.00         420.00 C
050102002      PROBE RETAINER SPRING           ENVIRO             335-00028      SU--MCCCABA          1.00          10.54 C

12-09-97                      Syracuse University Inventory Catalog

Spare Part   Description                    Supplier #   Supp Part #      Location     QOH at Loc   Total Cost   ABC Flag
---------    ----------------------------   ----------   ------------     ----------   ------------ ----------   ---------
050102003    QUARTZ WOOL (LOT)              ENVIRO       510-00021        SU--MCCCABA          1.00       9.00   C
                                            SHAMRO       400P-0009
050102004    ANTI-SEIZE COMPOUND (SILVER)   ENVIRO       220-00509        SU--MCCCABA          1.00     225.58   C
050102006    PROBE FILTER SCREEN            ENVIRO       355-00029        SU--MCCCABA          1.00      21.48   C
050102007    ORIFICE, 150ml                 ENVIRO       340-00769        SU--MCCCABA          2.00     982.00   C
                                            SHAMRO       400-0036-150ML
050104003    PRECISION REGULATOR            ENVIRO       410-00385        SU--MCCCABA          1.00     242.00   C
050104004    3-WAY PURGE SOLENICO           ENVIRO       430-00057        SU--MCCCABA          1.00     141.85   C
050104005    COIL 53, VOC                   ENVIRO       405-03468        SU--MCCCABA          1.00     184.51   C
050104006    PRESSURE REGULATOR             ENVIRO       410-00037        SU--MCCCABA          1.00      63.84   C
050104008    0.5m FILTER (M16-02-FMO)       ENVIRO       395-00387(M16-0  SU--MCCCABA          1.00      74.98   C
050104009    O.5m FILTER (M10-02-FOO)       ENVIRO       395-00387(M10-0  SU--MCCCABA          1.00      74.98   C
050104010    2-WAY CAL SOLENOID             ENVIRO       430-02351        SU--MCCCABA          4.00     230.50   C
                                            POWERQ       5220165NGB 120/
050104017    0.5m IN-LINE FILTER (47mm      ENVIRO       210-00233        SU--MCCCABA          9.00      10.95   C
             GLASS)

050104018    0.5m IN-LINE FILTER (47mm      SHAMRO       400P-0011        SU--MCCCABA          5.00     450.00   C
             TEFLON)
050104019    FILTER, WILKERSON, CEM         GRNGER       6ZC89            SU--MCCCABA          6.00      34.44   C
050106002    O-RING (PKG OF 10)             ENVIRO       115-01510        SU--MCCCABA          1.00      14.21   C
050106003    THREE WAY SOLENOID VALVE       ENVIRO       115-03234        SU--MCCCABA          1.00     417.28   C
050106004    CAPILLARY (0.08ml OZONE)       ENVIRO       055-01272        SU--MCCCABA          1.00      47.91   C
050106007    SAMPLE PUMP                    ENVIRO       048-03296        SU--MCCCABA          1.00    1365.00   C
050106008    OZONATOR ASSEMBLY              ENVIRO       048-03416        SU--MCCCABA          1.00     644.42   C
050106009    3-WAY SAMPLE SELECT SOLENOID   ENVIRO       430-00055        SU--MCCCABA          1.00     639.56   C
050107001    CAPILLARY, 18 mil              ENVIRO       015-01154        SU--MCCCABA          1.00      48.92   C
050107002    SAMPLE PUMP                    ENVIRO       360-00524        SU--MCCCABA          2.00     969.58   C
050107003    FUSE, 2 amp S/B (PKG/5)        ENVIRO       140-00066        SU--MCCCABA          5.00      20.50   C
050107004    FUSE                           ENVIRO       025-01970        SU--MCCCABA          5.00      25.00   C
050107005    KNF INTERNAL PUMP              ENVIRO       015-01237        SU--MCCCABA          1.00     280.00   C
                                            THERMO       KNF-8550
050107006    SOURCE, IR                     ENVIRO       015-01245        SU--MCCCABA          2.00      66.00   C
                                            THERMO       7361
050107007    RESISTOR                       ENVIRO       015-01234        SU--MCCCABA          1.00     633.86   C
050107008    P.C. BOARD, INPUT              ENVIRO       015-01226        SU--MCCCABA          1.00    1264.41   C
050107009    P.C. BOARD, D/A                ENVIRO       015-01224        SU--MCCCABA          1.00     570.46   C
050109001    OMRON SWITCHING RELAY          RLSTON       0MRON MK3P5-S 1  SU--MCCCABA          2.00      29.50   C
050109002    11 PIN OCTAL BASE FOR OMRON    RLSTON       11 PIN OCTAL BA  SU--MCCCABA          1.00      10.00   C
             MK3P5-S
060103022    RO 2.125" SEAL                 SEALIN       341OM-127727     SU--SECQ2            2.00     946.00   C
060103025    RETAINING RING                 GOULDS       58102-118        SU--SECP4            1.00       1.75   C
060103026    BALL BEARING I.B.              ESTABR       8050-20760       SU--SECP4            1.00      12.81   C
060103027    SLEEVE NUT                     GOULDS       RBO1015A-1203    SU--SECP3            2.00     379.40   C
060103028    SHAFT SLEEVE                   GOULDS       COO457A-1203     SU--SECP3            2.00     635.60   C
060103029    WEAR RING                      GOULDS       CO1293A06-1000   SU--SECP3            2.00     228.00   C
060103032    GLAND GASKET                   GOULDS       A01437A08-5162   SU--SECP3            2.00      24.22   C
060103033    BALL BEARING O.B.              GOULDS       8049-30600       SU--SECP3            2.00     103.60   C
060103034    CITY WATER PUMP COUPLING       GOULDS       REXNORD E30      SU--SECL3            1.00     352.00   C
060103035    OILER, #5, 8 OX. CAP           GOULDS       072531-14-8683   SU--SECP3            1.00      76.88   C
060104001    PKG SET                        CVSALE       56138.925        SU--SECN5            1.00      12.11   C
060104002    POSITIONER                     CVSALE       63939.999        SU--SECN3            1.00     873.80   C

                    Suracuse University Inventory Catalog

Spare part    Description                         Supplier #  Supp Part #     Location        QOH at Loc   Total Cost   ABC Flag
----------    -----------                         ----------  -----------     --------        ----------   ----------   --------
060104003      SEAT GASKET                        CVSALE      64345.925       SU--SECN5              1.00         25.39 C
060104004      O-RING, ADAPTOR                    CVSALE      32395.925       SU--SECN4              1.00          3.08 C
060104005      SOFT SEAT INSERT                   CVSALE      50956.925       SU--SECN5              1.00         58.63 C
060111001      TURBIDITY CELL                     ROSEMT      2120            SU--MCCCABB            1.00        301.00 C
060206002      BURHANS SHARPE MIXER (PILOTED      BURHAN      1.938E          SU--SEC03              2.00        420.00 C
               BEARING)
060207001      DA-M/UP PUMP COUPLING              GOULDS      REXNORD ES10    SU--SECL2              1.00        181.00 C
060208024      1" SPIDER COMPRESSOR               AQUATE      A484IC          SU--SECQ2              1.00         14.00 C
060208025      SPIDER TO STEM PIN                 RMNEWE      2497            SU--SECQ3              2.00         18.00 C
060208026      TUBE NUT KEY, 6" VLV               RMNEWE      1742            SU--SECQ3              3.00         21.00 C
060208027      NUT, TUBE NUT, 6" VLV              RMNEWE      2707            SU--SECQ3              3.00         36.00 C
060208028      2" SPIDER COMPRESSOR               RMNEWE      1057            SU--SECQ2              1.00         25.00 C
060208030      6" SPIDER COMPRESSOR               RMNEWE      1735            SU--SECQ2              4.00        488.00 C
060208031      #12 ACTUATOR DIAPHRAM              RMNEWE      21115           SU--SECQ2              1.00         20.00 C
060208032      BONNET GASKET                      CVSALE      1233,868        SU--SECN5              1.00         44.72 C
060208034      3/4" VITON DIAPHRAM REPAIR KIT     RMNEWE      13457           SU--SECQ2              1.00         38.00 C
060208035      O-RING, YOKE                       CVSALE      1184,650        SU--SECN5              2.00         14.34 C
060208037      4" EPDM DIAPHRAM REPAIR KIT        RMNEWE      1464            SU--SECQ3              2.00        138.00 C
060208038      6" EPDM DIAPHRAM REPAIR KIT        RMNEWE      1649            SU--SECQ3              1.00        198.00 C
060208040      #101 ACTUATOR DIAPHRAM             RMNEWE      2835            SU--SECQ3              1.00        147.00 C
060208041      4" VITON DIAPHRAM REPAIR KIT       RMNEWE      1448            SU--SECQ3              1.00        365.00 C
060208043      6" BUTTERFLY VLV                   RMNEWE      RS105ELH        SU--SECP1              1.00        137.50 C
060208044      3" VITON DIAPHRAM REPAIR KIT       RMNEWE      1259            SU--SECQ3              4.00       1040.00 C
060208045      2" VITON DIAPHRAM REPAIR KIT       RMNEWE      890             SU--SECQ2              1.00        140.00 C
060208047      1" VITON DIAPHRAM REPAIR KIT       RMNEWE      5971            SU--SECQ2              1.00         63.00 C
                                                  AQUATE      A1795IC
060208049      1.5" VITON DIAPHRAM REPAIR KIT     RMNEWE      669             SU--SECQ2              1.00         61.00 C
060208052      #75 ACTUATOR DIAPHRAM              RMNEWE      4994            SU--SECQ3              1.00        101.00 C
060208056      #50 ACTUATOR DIAPHRAM              RMNEWE      1928            SU--SECQ3              1.00         79.00 C
060208058      2" TEMP REG VALVE                  RITEC       MARK 802        SU--SECS4              1.00       2033.50 C
060208062      BUTTERFLY VALVE 2"                 JTLYNN      S30/114-2"      SU--SECQ4              1.00         90.60 C
060208063      BUTTERFLY VALUE 3"                 JTLYNN      S30/114-3"      SU--SECQ4              2.00        224.00 C
060208064      PNEUMATIC ACTUATOR 4"              JTLYNN      91-1004-21310-5 SU--SECQ4              1.00        697.00 C
060208065      BUTTERFLY VALVE 4"                 JTLYNN      S30/114-4"      SU--SECQ4              2.00        278.00 C
060208066      PNEUMATIC ACTUATOR 3"              JTLYNN      91-0805-21310-5 SU--SECQ4              1.00        560.00 C
060208067      PNEUMATIC ACTUATOR 2"              JTLYNN      91-0605-21310-5 SU--SECQ4              1.00        438.00 C
060208068      4", 3", & 6" SIGHT GLASS, ITT      RMNEWE      2145            SU--SECQ3              3.00          9.00 C
               VALVES
060208069      1 1/2" SIGHT GLASS, ITT VALVES     RMNEWE      2144            SU--SECQ3              6.00         18.00 C
060208070      3", 4", & 6" CAGE, ITT VALVES      RMNEWE      2027            SU--SECQ3              5.00         80.00 C
060208071      1 1/2" CAGE, ITT VALVE             RMNEWE      2026            SU--SECQ3              6.00         84.00 C
060208076      SEAT, VALVE, 2" BUTTERFLY          AQUATE      A200292801461IC SU--SECQ4              1.00         55.00 C
060209001      CAUSTIC DRIVE ACC/DEC DRIVE        EXTRON      181-T           SU--MCCCABA            4.00        360.00 C
               CARD
060209002      ACID DRIVE ACC/DEC DRIVE CARD      EXTRON      182-T           SU--MCCCABA            2.00        192.00 C
060209003      ACID/CAUSTIC INPUT/OUTPUT CARD     EXTRON      1817-0410       SU--MCCCABA            2.00        256.00 C
060209004      O-15# D/P SWITCH                   ACI         1405-A-00-FA    SU--MCCCABC            2.00        775.00 C
060209037      ISOLATED INPUT MODULE              BALDWI      1771-ID         SU--MCCCABC            1.00        137.97 C
060209039      120 VAC DI CARD                    BALDWI      1771-IAD        SU--MCCCABC            1.00        236.52 C
060209040      SERIES B REMOTE I/O ADAPTER        BALDWI      1771-ASB        SU--MCCCABC            1.00        689.85 C
060209041      PH XMITTER                         ROSEMT      SCL-P014-M2     SU--MCCCABB            1.00        710.00 C
060209042      DELTA P IND SWITCH                 ACI         140-SA-00-FA    SU--MCCCABC            1.00        452.50 C
060209043      COMMUNICATIONS I/F MODULE          BALDWI      1785-KE         SU--MCCCABC            1.00       1780.47 C
060209044      ANALOG OUTPUT MODULE               BALDWI      1771-0FE        SU--MCCCABC            1.00        916.52 C
060209045      ISOLATED OUTPUT MODULE             BALDWI      1771-DD         SU--MCCCABC            1.00        197.10 C
060209046      O-RING & SEAL KIT                  ROTORK      118/3           SU--SECO3              1.00        317.00 C
060209047      ANALOG INPUT MODULE                BALDWI      1771-IFE        SU--MCCCABC            1.00        916.52 C
060209048      120 VAC DO CARD                    BALDWI      1771-DAD        SU--MCCCABC            1.00        328.50 C
060209049      EXTERNAL POWER SUPPLIER            BALDWI      1771-P7         SU--MCCCABC            1.00        597.87 C
060209050      CONDUCTIVITY METER                 ROSEMT      SCL-C001-M2     SU--MCCCABB            1.00        675.00 C
060209051      TEMP IND SWITCH                    ACI         802-6BS-S101-M3 SU--MCCCABB            1.00        426.55 C
060209053      VSPH ELECTRODE                     ROSEMT      VSPH            SU--MCCCABB            2.00        520.00 C
060209054      CONCENTRATION PROBE                ROSEML      CEL-470         SU--MCCCABB            1.00        455.00 C
060209055      CAUSTIC LEVEL TRANSMITTER          ROSEMT      1151LT-5EA//QA1 SU--MCCCABB            1.00       1071.00 C
060209056      ACID LEVEL TRANSMITTER             ROSEMT      1151LT-5EC//QA1 SU--MCCCABB            1.00       1092.25 C
060209082      CONDUCTIVITY CELL (IN-LINE)        ROSEMT      05010784263     SU--MCCCABB            2.00        590.00 C
                                                  STEAMP      05010784263
060209086      0-10% CONCENTRATION PROSE          ROSEMT      CEL-470         SU--MCCCABB            2.00        910.00 C
060209087      LINK, FOXBORO CONTROLLER           FOXBOR      X0101BE         SU--MCCCABA            1.00         29.00 C
060212002      O-RING, BEARING HOUSING            NEWELL      131-SBR         SU--SECP1              1.00          8.00 C
               ADAPTER
060212003      MECH SEAL DURAMET MOO P-50,        SEALIN      149699          SU--SECP1              1.00        718.00 C
               B/H 149699, 1 7/8"
060212004      BEARING O.B.                       NEWELL      121-STEEL       SU--SECP1              1.00        117.00 C
060212005      REAR COVER GASKET                  NEWELL      107-NAH         SU--SECP1              1.00         13.00 C
060212006      OIL SEAL O.B.                      NEWELL      129-TFSR        SU--SECP1              1.00         19.00 C
060212007      OIL SEAL I.B.                      NEWELL      118-TFSR        SU--SECP1              1.00         15.50 C
060212008      BEARING I.B.                       NEWELL      120-STEEL       SU--SECP1              1.00         50.00 C
060212009      IMPELLER GASKET                    NEWELL      104-TFR         SU--SECP1              1.00         18.00 C
060212010      O-RING, BRG CARR                   NEWELL      2018-NITRILE    SU--SECP1              2.00          8.00 C
060214002      PULSEFEEDER FOR 7660               SIEWER      KPGBCBTAEEE     SU--SECM3              2.00       3310.00 C
060214004      TEFLON DIAPHRAGM-7660              SIEWER      W096323-TFE     SU--SECM3              1.00        240.40 C
060214005      TEFLON O-RINGS 7440\7660           SIEWER      W202966-TFE     SU--SECM3             21.00        366.93 C
060214006      AUTO BLEEDER VLV (NUT &            SIEWER      W203594-000     SU--SECM3              1.00          3.10 C
               FERRULE)
060215002      KOPKIT FOR 7440                    SIEWER      KPFBABRAACC     SU--SECM3              2.00       1643.00 C
060215004      TEFLON DIAPHRAGM 7440              SIEWER      WO94691-TFE     SU--SECM3              1.00        222.10 C
060215005      7660 RELIEF VALVE CASINGS          SIEWER      W203376-000     SU--SECM3              2.00          2.00 C
060216001      TUBE BUNDLE AND GASKETS (HEAT      RMNEWE      19108           SU--MEZ                1.00       2050.00 C
               EXCHANGER)
060217002      CENTERLINE CHECK VALVE SPRINGS     L&S         125-31674/38307 SU--SECM2              3.00         66.00 C
060217003      CENTERLINE CHECK VALVE WASHERS     L&S         126-29482-17    SU--SECM2             11.00         13.75 C
060217004      PLATES, CHECK VLV, 316SS           L&S         122-29002-74    SU--SECM2              2.00        480.00 C
               SET(2)
060217008      GASKET, IMPELLER                   NEWELL      2Z104           SU--SECM2              1.00         16.00 C
060217009      GASKET, REAR COVER, 8"             NEWELL      AC107           SU--SECM2              1.00         16.00 C
060217011      SEAL, OIL, O.B.                    NEWELL      2Z129           SU--SECM2              1.00         17.00 C
060217012      O-RING, BEARING CAP                NEWELL      2K201B          SU--SECM2              2.00          8.00 C
060306002      DIAPHRAGMS, FIRE SPRINKLER         DAVISU      06675A          SU--SEC13              4.00        560.00 C
060801001      DISC, BRONZE,(2 HALVES)            PIPING      6-71-DISC-BRON  SU--SECM2              1.00        130.65 C
060801002      SHAFT, 316SS, CHECK VALVE          PIPING      6-71-SHAFT-316S SU--SECM2              3.00         33.15 C
060805001      O-RING, ADAPTOR                    CVSALE      32396.925       SU--SECN4              1.00          3.58 C

12-09-97             Syracuse University Inventory Catalog

Spare Part    Description                        Supplier #     Supp Part #         Location       OOH at Loc   Total Cost  ABC Flag
----------    -------------------------------    ----------     ----------------    ------------   ----------   ----------  --------
060805002     SOFT SEAT INSERT                   CVSALE         53753.925           SU--SECN5            1.00       124.96  C
060805003     O-RING, ADAPTOR                    CVSALE         43102.925           SU--SECN4            1.00         4.83  C
060805004     PKG. SET                           CVSALE         56142.925           SU--SECN4            1.00        21.34  C
060805005     SEAT GASKET                        CVSALE         64335.925           SU--SECN5            1.00        97.82  C
060805006     SEAT GASKET                        CVSALE         64414.925           SU--SECN5            1.00        39.51  C
060805007     SOFT SEAT INSERT                   CVSALE         53865.925           SU--SECN5            1.00       150.09  C
060805008     SLDG SEAL ASSY                     CVSALE         55586.999           SU--SECN5            1.00       121.30  C
060805010     BACKUP RING                        CVSALE         64006.925           SU--SECN5            2.00        85.46  C
060805011     BONNET GASKET                      CVSALE         1793.925            SU--SECN5            2.00        43.18  C
061001001     TEFLON DIAPHRAGM 880               SIEWER         W094392-TFE         SU--SECN3            2.00       186.80  C
061001002     TEFLON O-RINGS 880                 SIEWER         W078200-TFE         SU--SECN3            6.00        28.80  C
061001003     880 STORKE ADJ KNOB                SIEWER         W208477-000         SU--SECN3            3.00        27.00  C
061001005     880 STROKE ADJ O-RING              SIEWER         W049855-MTR         SU--SECN3            3.00         1.20  C
061001006     STROKE ADJ BARRELS FOR 880         SIEWER         W24323-625          SU--SECN3            3.00         3.00  C
061001007     STROKE ADJ SCREWS FOR 880          SIEWER         W211327-000         SU--SECN3            3.00         3.00  C
061003001     CHEMICAL MIXER, IMPELLER           NEPTUN         000514              SU--SECN3            1.00        25.00  C
061003002     CHEMICAL MIXER, COUPLING           NEPTUN                             SU--SECN3            1.00         1.00  C
061003003     CHEMICAL MIXER IMPELLER, 5/8"      NEPTUN         000539              SU--SECN3            1.00        81.70  C
061004001     PULSEFEEDER FOR 880                SIEWER         KPDRABFACCC         SU--SECN3            2.00       927.67  C
061101001     PH ELECTRODE FOR JOHNSON MARSH     CYCLOP         2772527             SU--MCCCABA          4.00       357.14  C
              SAMPLE PANEL
061101013     L&N D.O. SENSOR                    AFTA           CAT#7931-30         SU--SECI4            1.00       696.00  C
061101014     L&N PH SENSOR                      JOHMAR         1648-20             SU--MCCCABA          1.00      1009.38  C
061101015     L&N PH SENSOR(PROBE)               AFTA           117486              SU--MCCCABA          1.00       149.00  C
                                                 CYCLOP         2772527
061101016     L&N PROBE MOUNT (D.O. SENSOR)      AFTA           063336              SU--SECI3            1.00        40.00  C
061102003     CONDUCTIVITY SENSOR                JOHMAR         1648-24             SU--SECI3            2.00       680.60  C
061102004     SAMPLE COOLER GASKETS MODEL        JOHMAR         1648-11             SU--SECJ3            1.00         3.25  C
              25040
061102005     ROTANETER 20-300 CC/MIN            ACI            2-RMA-34-SSV        SU--SECJ3            7.00       149.80  C
061102006     SS-4C-50 NUPRO RELIEF VALUE        JOHMAR         1648-5              SU--SECJ3            1.00        62.40  C
061102007     NUPRO FILTERS                      JOHMAR         1648-6              SU--SECJ3            1.00         9.90  C
061102011     ASCO REPAIR KIT                    JOHMAR         1648-15             SU--SECJ3            1.00        38.20  C
061102013     SAMPLE COOLER GASKETS MODEL        JOHMAR         1648-10             SU--SECJ3            1.00         3.55  C
              37540
061102016     CONDUCTIVITY SENSOR                JOHMAR         1648-25             SU--SECI3            3.00      1016.40  C
061102017     ASCO HIGH TEMP SWITCH              JOHMAR         1648-16             SU--SECR2            1.00       249.15  C
061102021     CONDUCTIVITY SENSOR                JOHMAR         1648-23             SU--SECI3            2.00       676.10  C
061102029     SAMPLE CELL LIGHT SHIELD           HACH           45994-00            SU--DEMIN            3.00        25.50  C
061102030     SAMPLE CELLCOVER ASSEMBLY          HACH           45427-50            SU--DEMIN            3.00       111.38  C
061103002     RELIEF VALUE                       FISHER         H202-35             SU--SECL5            1.00        54.00  C
061103003     PRESSURE, REGULATOR                FISHER         67AFR-226           SU--SECL5            1.00        61.20  C
061103004     PRESSURE, REGULATOR                FISHER         95L-4               SU--SECL5            1.00       219.60  C
061103005     PRESSURE, REGULATOR                FISHER         1301F-1             SU--SECL5            1.00        90.00  C
061103007     2 WAY DIAPHRAM SOLENOID VLV,       HACH           44948-00            SU--MCCCABA          1.00        62.97  C
              SILICA ANALYZER
061202001     O-RING, PUMP COVER                 GOULDS         C02495A358-5308     SU--SECP4            1.00        39.90  C
061202002     IMP O-RING                         GOULDS         C02495A28-5308      SU--SECP4            1.00        10.92  C
061202004     BEARING LOCKNUT                    GOULDS         8601-0006           SU--SECP4            1.00         4.06  C
061202005     U CUP                              GOULDS         402108811           SU--SECP3            1.00        16.10  C
061202006     COLUMN ASSEMBLY BEARINGS           GOULDS         0802056A03-6470     SU--SECP3            4.00      1162.80  C
061202007     O-RING, BRG MSG                    GOULDS         C02495A236-5302     SU--SECP3            1.00         1.82  C
061202008     CHEM SUMP MOTOR HUB                MIDWAY         6JX1HUB             SU--SECL1            1.00         9.58  C
061202009     CHEM SUMP MOTOR HUB                MIDWAY         6JX1 1/BHUB         SU--SECL1            1.00         9.58  C
061202010     CHEM SUMP COUPLING INSERT          MIDWAY         6JE INSERT          SU--SECL1            1.00        10.00  C
061202011     VALUE, ANGLE TEMP RELIEF,          FWWEBB         WATTS40XL-3/4-T     SU--SECI4            2.00       109.32  C
              SAMPLE COOLER
061204003     CONVERTOR, PULSE/ANALOG TRANS      ACT            13080               SU--MCCCABB          1.00       265.00  C
              SEWER FLOW COGEN
070204001     BEARING, BALL 3196 PMP             ESTABR         8049-30600          SU--SECM3             1.00          .00 C
070204003     DIAPHRAGN, M-15 WILDEN PUMP        GLAUBE         15-1010-51          SU--SECM1             2.00        70.00 C
070204004     BALLS, VALVE                       GLAUBE         15-1080-51          SU--SECM1             4.00        44.00 C
070204005     SEAT, VALVE, M15                   GLAUBE         15-1120-51          SU--SECM1             4.00        25.20 C
070204006     SHAFT, PUMP                        GLAUBE         15-3800-09          SU--SECM1             1.00        38.00 C
070204007     O-RING, SHAFT                      GLAUBE         15-3200-52          SU--SECM2            14.00         7.00 C
070206002     SHAFT STUD                         GLAUBE         T61F                SU--SECM2             5.00         5.00 C
                                                 GLAUBE         T61F
070206003     MUFFLER                            GLAUBE         70A                 SU--SECM2            1.00        20.50  C
                                                 GLAUBE         70A
070206005     BALL                               GLAUBE         BN71                SU--SECM2            4.00        27.20  C
                                                 GLAUBE         BN71
070206008     AIR VALVE GASKET                   GLAUBE         P608                SU--SECM2            1.00         1.00  C
                                                 GLAUBE         P608
071001001     O-RING, FILTER SEPARATOR           TRIL           0663716800          SU--SECR5            4.00       150.72  C
071001002     SEPARATOR ELEMENT FILTER           TRIL           1202741900          SU--SECR5            1.00       287.28  C
071001005     MOISTURE SEPARATOR O-RING          TRIL           0663-7147-00        SU--SECR5            2.00        10.90  C
071001007     FITTING, NIPPLE                    TRIL           1079-5840-10        SU--SECR5            2.00         6.44  C
071001008     HOSE ASSEMBLY                      TRIL           0574-8231-21        SU--SECR5            1.00        27.84  C
071001012     TRANSDUCER, PRESSURE, PLANT        TRIL           1089-0515-04        SU--SECR5            1.00       230.10  C
              AIR COMPRESSOR
071001013     FUSE, 100 AMP RIL/ALCO AIR         CITYEL         TRS-100R            SU--MCCCABC          5.00        88.00  C
              COMPRESSOR
071004001     DEW POINT SENSOR                   COSA           SHI9049             SU--MCCCABA          1.00      1200.00  C
071004002     KIT, O-RING, OIL SYSTEM            TRIL           2910-6011-00        SU--SECR5            1.00        47.06  C
071004003     GASKET, OIL DRAIN PLUG             TRIL           0661-1049-00        SU--SECR5            3.00         6.06  C
071004998     O-RING (WATER SEPERATOR)           TRIL           0663714700          SU--SECR5            4.00        21.80  C
071005001     AFTERFILTER, PARTICULATE           TRIL           511E                SU--SECR2            2.00       258.50  C
071005002     OIL STOP VALVE SERVICE KIT         TRIL           2901006400          SU--SECR2            1.00        15.13  C
071005003     MINIMUM PRESSURE VALVE SERVICE     TRIL           2901006500          SU--SECR2            1.00        39.18  C
              KIT
071005005     OIL FILTER                         TRIL           1613610500          SU--SECR2           10.00       244.44  C
071005006     INTAKE FILTER ELEMENT              TRIL           1619279800          SU--SECR5            4.00       394.62  C
071005008     SOLENOID VALVE                     TRIL           1089050507          SU--SECR2            1.00       178.06  C
071005009     UNLOADING VALVE SERVICE KIT        TRIL           2901007600          SU--SECR2            1.00        91.97  C
071005010     BUSHING                            FISHER         1E398535132         SU--SECM5            1.00         6.62  C
071005011     95M REPAIR KIT                     FISHER         R95HX000042         SU--SECM5            1.00       130.00  C
071005012     REPAIR KIT                         FISHER         R95LX000012         SU--SECM5            1.00        24.57  C
071005013     AIR TEK TP7715 EXHAUST VLV KIT     TRIL           IP7715              SU--SECN3            1.00        26.48  C
071005015     JOY AIR COMP OIL FILTER            TRIL           01228337-001        SU--SECR4            9.00       130.34  C
071005019     JOY COMPRESSOR VALVE COVER         TRIL           25BC505             SU--SECR4            8.00        28.80  C
              GASKET
                                                 HOERBI         05937B05562X0

12-09-97                                  Syracuse University Inventory Catalog

Spare Part     Description                          Supplier #   Supp Part #      Location     QOH at Loc     Total Cost  ABC Flag
-------------  ----------------------------         ----------   -----------      -----------  ----------     ----------  --------
071005023      GASKET, VALVE SEAT, JOY              TRIL         25BC544          SU--SECR4        8.00            21.68  C
               COMPRESSOR
                                                    HOERBI       25BC544
071005025      HEAD GASKET, RILEY COMPRESSOR        TRIL         211JGY715        SU--SECR5        2.00           110.67  C
                                                    HOERBI       211JGY715
071005026      HEAD GASKET, ALCO AIR                TRIL         211JGY715        SU--SECR5        2.00           168.66  C
               COMPRESSOR
071005028      PLATE, REACTION, JOY VALVE           TRIL         01605076-002     SU--SECR4        8.00            30.72  C
                                                    HOERBI       01605076-002
071005029      PLATE, REACTION, JOY VALVE           TRIL         01605076-001     SU--SECR4        8.00            20.40  C
                                                    HOERBI       01605076-001
071005030      GASKET, CAP NUT                      TRIL         25BC479          SU--SECR2        8.00             6.80  C
                                                    HOERBI       25BC479
071005031      SPRING, OUTER                        TRIL         01604843-0042    SU--SECR2       12.00            83.64  C
                                                    HOERBI       010604843-042
071005032      SPRING, MIDDLE                       TRIL         010604843-0041   SU--SECR2       12.00            55.08  C
                                                    HOERBI       010604843-0041
071005033      SPRING, INTER                        TRIL         01604843-0039    SU--SECR2       16.00            34.56  C
                                                    HOERBI       01604843-0039
071005034      DIAPHRAGM, SUCTION                   TRIL         01249294         SU--SECR2        4.00            34.00  C
                                                    HOERBI       01249294
080000002      WASHER 1ST STAGE HPT BORESCOPE       S&S          9609M43P01       SU--SECB2        5.00             1.30  C
080000004      WASHER 2ND STAGE HPT BORESCOPE       S&S          9609M43P02       SU--SECB2        5.00             1.30  C
               PLUG
080000005      EXCITER, IGNITION                    S&S          L21454P04        SU--SECB2        1.00          5441.80  C
080000006      PLUG, LPC BORESCOPE                  S&S          9697M19P01       SU--SECA2        2.00            70.50  C
080000007      PLUG BORESCOPE (COMBUSTOR)           S&S          9135M62P01       SU--SECB2        3.00           134.60  C
080000008      PLUG 1ST STAGE HPT                   S&S          1622M24P01       SU--SECB2        1.00           373.00  C
080000009      PLUG, VSV, CFF BORESCOPE             S&S          9686M80P01       SU--SECB2        3.00           204.75  C
080000010      GASKET LPC/HPC BOLESCOPE PLUG        S&S          MS9373-021       SU--SECA2        2.00             4.04  C
080000011      PLUG, 2ND STAGE HPT                  S&S          9680M73G03       SU--SECA3        1.00           439.16  C
080000012      WASHER COMBUSTOR BORESCOPE           S&S          9609M43P03       SU--SECB2        5.00             1.30  C
080000013      CABLE, POWER                         S&S          L24932P01        SU--MCCCABD      2.00          3150.00  C
080000014      PLUG IGNITER                         S&S          9101M37P72       SU--MCCCABD      1.00           423.57  C
080101003      LPC STAGE 3 BUSHING                  S&S          1301M88G03       SU--SECB2      115.00           293.25  C
080101004      LPC STAGE 4 BUMPERS                  S&S          9128M47P02       SU--SECB2      115.00           311.65  C
080103003      SENSOR, CIT (VG CONTROL)             S&S          L25061P01        SU--SECA2        1.00         12346.56  C
080103005      O-RING, RTD                          S&S          J221P904-(A)     SU--SECA3        4.00             1.60  C
080103006      O-RING, VSV FITTINGS                 S&S          J221P908         SU--SECA3       24.00            11.52  C
080103007      VARIABLE GEOMETRY CONTROL            S&S          L24913P15        SU--SECA4        1.00         67797.19  C
080103009      O-RING, VSV FITTINGS                 S&S          J221P906         SU--SECA2       24.00             9.36  C
080103010      GASKET, VG CONTROL                   S&S          L28004P01        SU--SECA3        1.00           357.97  C
080103011      CONDITIONER, SIGNAL                  S&S          9040M58P02       SU--SEC B2       1.00          2960.15  C
080103013      VSV ACTUATOR BOLT                    S&S          9628M16P02       SU--SECA2        4.00            15.56  C
080103014      VSV ACTUATOR BRACKET NUT             S&S          635E901P01       SU--SECA2        3.00            24.99  C
080103015      CONDITIONER, SIGNAL, VSV/VBV         S&S          9040M58P02       SU--MCCCABD      1.00          1469.70  C
080104001      ACTUATOR VARIABLE BLEED VALVE        S&S          9042M12P06       SU--SECB2        1.00          1958.04  C
080104002      VSV, BLACKET,/GROMMET, RUBBER        S&S          9054M35P01       SU--SECA3        2.00             8.62  C
080104004      VSV DOOR NUTS                        GE           9629M48P06       SU--A4          14.00            80.50  C
080104006      TRANSMITTER, VSV ISOLATOR,           S&S          SCT/O-5VDC/4-20  SU--MCCCABD      1.00           355.20  C
               XDCR-5842
080104007      CABLE, FEEDBACK, VBV                 S&S          L24986P01        SU--SECA3        1.00          1263.05  C
080104008      CABLE, FEEDBACK, VSV                 S&S          L24979P01        SU--SECA3        1.00          1674.32  C
080201001      SEAL, FUEL NOZZLE                    SEALIN       9016M30P02       SU--SECA3       67.00          2861.57  C
                                                    S&S
080201002      FUEL NOZZLE                          S&S          L31736G09        SU--SECB2        4.00         17240.36  C
080201003      TMF SPLIT-LINE BOLTS                 GE           J648P28A         SU--SECA4        4.00            63.00  C
080202002      FILTER, WTR WASH                     S&S          U20A10S          SU--SECB3        2.00            12.66  C
080402005      COMBUSTION LINER                     S&S          9016M26G49       SU--SECB3        1.00        122694.00  C
080403002      RTD, FUEL GAS TEMP                   S&S          78R25C60A025T34  SU--MCCCABD      2.00           505.98  C
080403004      NUT, SHLDR BOLT                      S&S          9629M48P04       SU--SECB2        6.00             7.98  C
080403006      BOLT, SHLDR, ROD END BEARING         S&S          J864P019A        SU--SECB2        5.00              .00  C
080403007      TUBE,J, FUEL NOZZLE                  S&S          L35220G01        SU--SECA2       20.00          7772.80  C
080403008      BOLT, FUEL NOZZLE                    S&S          J644P08O         SU--SECA3        2.00            13.50  C
080403009      BOLT, FUEL NOZZLE                    S&S          J644P060         SU--SECB2        7.00            47.25  C
080403010      PACKING, STIG (FUEL GAS)             S&S          J221P129         SU--SECA2       20.00            23.20  C
080403011      FUEL GAS MANIFOLD TURNBUCKLE         S&S          L24983GO5        SU--SECB2        8.00          1618.24  C
               (BEARING ROD END
               (R))L24983G05)
080403012      FUEL GAS MANIFOLD TURNBUCKLE         S&S          L24983GO6        SU--SECB2        7.00          1415.96  C
               (BEARING ROD END(L))
                L24983G06)
080403013      FUEL GAS MANIFOLD TURNBUCKLE         S&S          J864P018A ROD E  SU--SECB2       14.00           355.46  C
               (BOLT SHOULDER) J864P018A ROD
               END
080403014      RTD, FUEL GAS TEMP, ROSEMT           S&S          7SR25N00A020T34  SU--SECB2        2.00           404.92  C
080403016      BOLT, GAS/NOZZLE                     S&S          MS9492-24        SU--SECB2        6.00              .00  C
080403017      WASHER, GAS/NOZZLE BOLT              S&S          AN96OC616        SU--SECB2        6.00              .00  C
080403018      BEARING, ROD END, GAS                S&S          L24983G01        SU--SECB2        3.00              .00  C
080403019      BRACKET, GAS MANIFOLD                S&S          L24972P03        SU--SECA3        2.00              .00  C
080403020      BRACKET, GAS MANIFOLD                S&S          L24972P04        SU--SECA3        4.00              .00  C
080403021      TUBE, J, NOZZLE STEAM                S&S          L35238GO1        SU--SECA2        6.00          4351.20  C
080501001      299987 S&S KIT (EXHAUST              S&S          299987 S&S KIT   SU--SECA4        1.00          4197.73  C
               COLLECTOR ROPE SEAL)
080501003      TUBE, RIGHT, AIR, 7TH STAGE          S&S          L24750G02        SU--SECA4        4.00          9116.00  C
080601003      O-RING, RTD                          S&S          J221P904         SU--SECA2       23.00             9.66  C
080603019      X-100 1.875" SEAL                    SEALIN       3196MT-109961    SU--SECQ2        2.00          2138.00  C
080603020      PUMP REPAIR KIT                      ESTABR       R196MTPRKO       SU--SECM2        1.00           191.67  C
080603021      GLYCOL PUMP COUPLING                 GOULDS       REXNORD ES-4     SU--SECL2        1.00           104.00  C
080604001      PKG SET                              CVSALE       24244.516        SU--SECN4        1.00            45.92  C
080604002      RING, PISTON                         FISHER       1U23420512       SU--SECM5        1.00            25.20  C
080604003      BELLOWS, ASSEMBLY                    FISHER       16A6953XO12      SU--SECM5        1.00            30.87  C
080604004      SEAT RING                            FISHER       1U222846172      SU--SECM5        1.00            97.65  C
080604005      CAGE, WHISPER                        FISHER       2V502733272      SU--SECL5        1.00          1392.30  C
080604006      GASKET SET                           FISHER       RGASKETX202      SU--SECM5        1.00            36.54  C
080604008      GAUGE, PRESSURE                      FISHER       1188577X012      SU--SECM5        1.00             9.80  C
080604009      PLUG/STEM                            FISHER       1V6579X0092      SU--SECM5        1.00           233.10  C
080604010      IND. CONTROLLER                      FISHER       R4190X00C12      SU--SECM5        1.00             8.19  C
080604011      FLAPPER ASSEMBLY                     FISHER       29A9518X012      SU--SECM5        1.00            27.72  C
080701032      HYDRAULIC STARTER                    S&S          272127           SU--SECE5        1.00          1846.12  C
080701036      O-RING, HYD STARTER HOSE             S&S          MS9388-219       SU--SECA2        1.00             2.89  C
080701037      CHARGE PUMP VACUUM SWITCH            S&S          180P4-4C6        SU--MCCCABD      1.00           258.24  C

12-09-97                                Syracuse University Inventory Catalog

Spare Part     Description                        Supplier #  Supp Part #         Location     QOH at Loc     Total Cost  ABC Flag
----------     -----------                        ----------  -----------         --------     ----------     ----------  --------
080701038      HYDRAULIC PUMP CTRL PRESS          S&S         100P4-4C6R          SU--MCCCABO      1.00         221.61     C
               SWITCH
080701039      GASKET HYD STARTER                 S&S         MS9139-01           SU--SECB2        1.00           1.90     C
080701040      O-RING, PACKING HYD STARTER        S&S         J221P222            SU--SEC82       50.00          69.00     C
080701041      CASE HIGH TEMPERATURE SWITCH       S&S         100TC5-4C6          SU--MCCCABD      1.00         398.44     C
080701042      HYDRAULIC PUMP                     S&S         AA4V125ELIR3C20     SU--SECC5        1.00        4658.30     C
080701043      FLUID FILTER ASSEMBLY (HMK05)      S&S         P165973             SU--SECD3        1.00          63.88     C
080701045      D/P VISUAL INDICATOR               S&S         P16-2696            SU--SECD2        1.00          10.40     C
080701046      CLUTCH, STARTER                    S&S         6601-01-019-C       SU--SECC4        1.00        2378.66     C
                                                  HILLIA
080702003      LUBE OIL SUCTION STRAINER          S&S         RD35234             SU--SECB2        1.00         513.24     C
080702006      LUBE OIL MAGNETIC PLUG             S&S         MS9015-05           SU--SECA2        2.00        1060.50     C
080702009      L.O.COOLER ZINC ANODES, GTG        BASCO       5W02X 3/4           SU--SECA3        4.00         116.00     C
               COOLER
080702010      GASKETS, COOLER HEAD, INTER        BASCO       030G10A-8           SU--SECA3        1.00           7.00     C
               SEAL, 8"
080702011      GASKETS, LO COOLER, OUTER SEAL,    BASCO       031G10A-8           SU--SECA3        2.00          16.00     C
               8"
080702012      O-RING, L.O. COOLER, REVERSING     BASCO       080G01D-8           SU--SECA3        2.00          10.00     C
               END, 8"
080702014      VALVE, DRAGON, 3-WAY               DRAGON      1053V3              SU--SECA2       23.00        1334.00     C
080702028      TURBINE LUBE OIL (HYD) FILTER      S&S         HC9600FUN82         SU--SECC5        3.00         227.25     C
               ELEMENTS
080702041      RTD 100 OHM (DUAL ELEMENT)         S&S         L35166P01           SU--MCCCABD      1.00         699.38     C
080702042      TURBINE LUBE OIL TANK TEMP         S&S         100TC5-4CC6         SU--MCCCABD      1.00         465.69     C
               SWITCH
080702044      TURBINE LUBE OIL SCAV PRES         S&S         132P4-1C68          SU--MCCCABD      1.00         167.98     C
               SWITCH
080702045      O-RING, P.T. FINGER FILTERS        S&S         J221P924            SU--SECA3       10.00          18.29     C
080702046      TURBINE LUBE OIL DIF PRES          S&S         160P4-S36           SU--MCCCABD      1.00         306.55     C
               SWITCH
080702047      TURBINE LUBE OIL TRANSMITTER       S&S         1151GP7E2282D3      SU--MCCCABD      1.00         886.61     C
080702048      O-RING, FINGER FILTER SCREENS      S&S         M83248-1-910        SU--SECA3       14.00           3.49     C
080702049      O-RING, FINGER FILTER SCREENS      S&S         M83248-/1-121       SU--SECA2       43.00         101.66     C
080702050      PUMP, LUBE OIL AND SCAVENGE        S&S         C21289P01           SU--SECA3        1.00       17058.92     C
080702051      O-RING FINGER FILTER SCREENS       S&S         M83248-1-912        SU--SECA3       19.00          25.08     C
080702052      O-RING FINGER FILTER SCREEN        S&S         M83248/1-905        SU--SECA2       21.00          12.71     C
080702053      GASKET                             S&S         9013H28P02          SU--SECA3        1.00          35.13     C
080702055      TURBINE LUBE OIL TANK LEVEL        S&S         KC-F-307BEP         SU--SECE4        1.00         397.99     C
               SWITCH
080702056      TURBINE LUBE OIL SUPL PRES         S&S         132P4-8C68          SU--MCCCABD      2.00         352.04     C
               SWITCH
080702057      O-RING, P.T. FINGER FILTERS        S&S         J221P905            SU--SECA2        3.00           1.20     C
080702058      TURBINE LUBE OIL DIF PRES          S&S         160P4-S43           SU--MCCCABD      1.00         302.57     C
               SWITCH
080702060      O-RING                             S&S         J221P240            SU--SECA2        3.00          11.97     C
080702061      OIL/AIR SEPARATOR FILTER           S&S         95-115              SU--SECA4        2.00        2886.30     C
               (95-115)
080702062      OIL/AIR SEPARATOR FILTER           S&S         95-116              SU--SECE1        2.00         874.80     C
               (95-116)
080702064      OIL/AIR SEPARATOR HOLD DOWN        S&S         1330745             SU--SECE2        1.00         259.20     C

12-09-97                     Syracuse University Inventory Catalog

Spare Part    Description                           Supplier #   Supp Part #        Location     QOH at Loc  Total Cost   ABC Fl:
----------    ------------------------------------  ----------   -----------        -----------  ----------  ----------   -------
              KIT
080702068     PT OIL PUMP DISCHARGE TUBE            S&S          L35155G01            SU--SECA3         1.00   1136.20    C
                                                    GE           L35155G01
080702070     GASKET, OIL TUBE SUPPLY               S&S          9057M32P01           SU--SECA3        22.00     60.72    C
080702071     OIL TUBE, "C" SUMP SUPPLY             S&S          L24748G01            SU--SECA2         1.00    530.35    C
080702072     THERMOSTATIC CONTROL VALVE            S&S          1125P120-F           SU--SECA2         1.00    200.57    C
              TEMPERATURE ELEMENT SET 2
              120F.
080702073     THERMOSTATIC CONTROL VALVE            S&S          917OX011             SU--SECA2         2.00     43.36    C
              VITON O-RING KIT
080702074     INTEGRAL CABLE, C-SUMP RTD OIL        INTEGR       ICI51DQ/17           SU--MCCCABD       1.00    835.00    C
080702075     INTEGRAL CABLE PT OIL TEMP RTD        INTEGR       ICI51DQ/10           SU--MCCCABD       1.00    800.00    C
080702076     BOSS FOR INTEGRAL CABLES              INTEGR       ICI-51QB             SU--MCCCABD       1.00     25.00    C
080704026     REGULATOR BODY FUEL GAS               S&S          310-SP               SU--SECF5         1.00   7396.45    C
080704027     GASKET, SEAL (FUEL MANIFOLD)          S&S          L35246P02            SU--SECA3         1.00    472.80    C
080704028     FLOW TRANSDUCER 2" FUEL GAS           S&S          YF105-NNNA2A-S3      SU--SECD5         1.00   1484.63    C
080704029     FUEL VALVE, NATURAL GAS               S&S          8915-123             SU--SECE5         1.00  20315.61    C
080704030     TURBINE FUEL GAS PRESSURE             S&S          132P4-4C6B           SU--MCCCABD       1.00    176.53    C
              SWITCH
080704031     Y-STRAINER SCREEN, (316ss 150         S&S          764-SS-100M          SU--SECD2         1.00     90.87    C
              MESH)
080704032     YF011 SIGNAL CABLE                    S&S          YF011-1-0030F*E      SU--SECD5         5.00    555.00    C
080704033     VORTEX FLOW CONVERTER                 S&S          YFA11-AUPA-08*E      SU--MCCCABD       1.00    743.70    C
080705006     GASKET                                S&S          9608M12P02           SU--SECA2         3.00      2.91    C
080705022     HYDRAULIC SUPPLY PUMP                 S&S          8580-017             SU--MCCCABD       1.00   2551.95    C
080705023     GASKET, HYD PUMP                      S&S          L21803P01            SU--SECA2         1.00      4.87    C
080707001     CDP CHECK VALVE, 3INCH                S&S          3"G60CPFN34          SU--SECD3         1.00   1091.13    C
080707002     CDP STM CONTROL VLV 3"                S&S          8915-367             SU--MEZ           1.00  21834.75    C
080707007     PROXIMITY LIMIT SWITCH, CDP           S&S          21-11524-A3          SU--MCCCABD       1.00    207.29    C
              PREHEAT
080707011     CLAMP 0.250"                          S&S          J1153G04             SU--SECA2         3.00      4.32    C
080707012     GASKET METAL O-RING                   S&S          MS9373-029           SU--SECA2         1.00      4.19    C
              (AIR-TUBING)
080707013     GASKET, METAL O-RING (AIR             S&S          NS9373-051           SU--SECA2         3.00      9.74    C
              TUBING)
080707014     CLAMP 0.375"                          S&S          J1153G06             SU--SECB2         5.00     16.65    C
080707015     HP RECOUP BLOCK                       GE           L31265P10            SU--SECA2         2.00    300.00    C
080707016     HP RECOUP ORIFICE PLUG                GE           AN933S0              SU--SECA2         4.00     40.00    C
080707017     HP RECOUP RETAINER SEAL               GE           L216118P04           SU--SECA2         4.00     40.00    C
080707018     HP RECOUP GASKET, MTL                 GE           MS9373-051           SU--SECA2         1.00     22.50    C
080708011     MICRO 550 CONTROLLER                  S&S          362-550-048          SU--MCCCABD       1.00    590.52    C
080708012     INPUT MODULE                          S&S          IM                   SU--MCCCABD       1.00    579.42    C
080708013     525 RELEASE MODULE                    S&S          13B041088            SU--MCCCABD       2.00   1076.70    C
080708014     FAULT MODULE                          S&S          FM                   SU--MCCCABD       1.00    294.15    C
080708015     ALARM MODULE                          S&S          AM                   SU--MCCCABD       2.00   1061.16    C
080708016     GAS SENSOR TRANSMITTER                S&S          361-236-01           SU--MCCCABD       3.00   1325.34    C
080708018     FUSE SOMA                             S&S          1335                 SU--MCCCABC       5.00     16.10    C
080708019     FUSE 2A                               S&S          1328                 SU--MCCCABC       5.00     17.20    C
080708020     FUSE 0.1A                             S&S          1310                 SU--MCCCABC       5.00     16.10    C
080708021     FUSE 4A                               S&S          1269                 SU--MCCCABC      10.00     49.40    C
080708022     FUSE 31MA                             S&S          1308                 SU--MCCCABC       5.00     36.10    C

Spare Part      Description                       Supplier #   Supp Part #        Location        QOH at Loc  Total Cost   ABC Flag
-------------   --------------------------------  ----------   ----------------   ------------    ----------  ----------   --------
080708025       PRINTED CIRCUIT BOARD STROBE      S&S          700-K-24           SU--SECB2             1.00      276.39    C
080708026       FLASHTUBE FOR STROBE LIGHT        S&S          3001               SU--SECB2             1.00       47.73    C
080708027       COMBUSIBLE SENSOR                 S&S          360-610-01         SU--MCCCABD           2.00     1047.84    C
080708028       PRINTED CIRCUIT BOARD HORN        S&S          1002-24-PCB-S5     SU--SECB2             1.00      213.12    C
080708030       GAS SENSOR PROTECTIVE COVER       DELPHI       360-733-01         SU--SECB2             4.00       48.00    C
080709003       TEMP SENSOR ASSY ENCL TEMP'S      S&S          78F25N00N120       SU--MCCCABD           1.00      144.85    C
                PLAT RTD
080709004       FLOW SWITCH MONITOR DELTA-P       S&S          FR72-4-1 1/4"      SU--MCCCABD           1.00     1304.50    C
080710001       STEAM PIPE TEMPERATURE SENSOR     S&S          2511A              SU--MCCCABD           1.00      155.22    C
080710003       STEAM PRESSURE TRANSMITTER        S&S          1151GP8E22B2D3     SU--MCCCABD           2.00     1539.57    C
080710004       GASKET, COP STEAM                 S&S          L35579P02          SU--SECB2             1.00      465.60    C
080710005       GASKET, STEAM (NOZZEL)            S&S          L35437P03          SU--SECB2             2.00      167.08    C
080710006       FLOW TRANSDUCER #4" CDP STEAM     S&S          YF110-NNNA3A-S3    SU--SECC5             1.00     3360.53    C
080710008       MANIFOLD STEAM TEMP SENSOR        S&S          305-01BH-D-6-C-    SU--MCCCABD           2.00      484.00    C
080710012       NOZZLE STEAM GIMBLE (RIGHTHAND    S&S          43360              SU--SECA1             1.00    10560.54    C
                #1 GTG)
080710013       LEFT-HANDED HIGH PRESSURE         S&S                             SU--SECA2             1.00    10000.00    C
                EXPANSION JOINT
080712076       7200 SRS SGL PLANE VIB MON W/     S&S          72200-XX-XX-XX-    SU--MCCCABD           2.00     2727.94    C
                MOO 154646-01
080712125       ACCELEROMETER, CRF                VIBROM       303-032 ACCELER    SU--MCCCABD           1.00     2156.00    C
080712127       VSV LEVER ARM                     S&S          9673M66G13         SU--SECB2             2.00     1998.00    C
080712128       DC REMOTE POWER SUPPLY            S&S          45606-01           SU--MCCCABD           1.00      919.08    C
080712129       POWER SUPPLY CONDITIONING UNIT    S&S          45607-01           SU--MCCCABD           1.00      807.19    C
080712131       DUAL TRACKING FILTER PWA          S&S          41590-XX           SU--MCCCABD           2.00     2470.42    C
080712132       INTEGRAL VIBRATION CABLE, 25      INTEGR       1U-1655-34/25      SU--MCCCABD           1.00     1322.00    C
                FT.
080712133       RELAY MODULE, ALARM               S&S          72130-02           SU--MCCCABD           1.00      255.74    C
080712134       ACCELEROMETER INTERFACE MODULE    S&S          77772-01-00-00     SU--MCCCABD           5.00     2770.55    C
080712135       PROXIMITY EXTENSION CABLE         S&S          21747-085-01       SU--MCCCABD           1.00      126.65    C
080712137       7200 PROXIMITOR                   S&S          CA18745-03         SU--MCCCABD           1.00      336.55    C
080712138       7200 PROXIMITOR                   S&S          CA18745-04         SU--MCCCABD           1.00      360.53    C
080712139       RELATIVE PROBE HOUSING            S&S          CA21000-05-05-0    SU--MCCCABD           2.00      564.76    C
                ASSEMBLY
080712140       ACCELEROMETER EXTENSION CABLE     S&S          45358-09           SU--MCCCABD           1.00     1088.91    C
080712143       SEQUENCER CARD 8 CHANNEL RTD      S&S          5461-654           SU--MCCCABD           1.00     2756.13    C
080712144       PROXIMETER PROBE                  S&S          CA21508-02-12-0    SU--MCCCABD           1.00      126.98    C
080712158       SPEED SENSOR, GG                  S&S          L21131P02          SU--SECA3             2.00     1117.84    C
080712159       ACCELEROMETER                     S&S          L34246P03          SU--MCCCABD           1.00     2593.79    C
080712160       ACTUATOR, VARIABLE STATOR VANE    S&S          9691M29P08         SU--SECB2             1.00     1948.47    C
080712163       O-RING, VSV ACTUATOR              S&S          J221P904           SU--SECA3            20.00        7.00    C
080712172       SECONDARY POWER SUPPLY FUEL       S&S          5462-750           SU--MCCCABD           1.00     2200.57    C
                CONTROL
080712178       POWER SUPPLY, LOW VOLTAGE         S&S          5461-975           SU--MCCCABD           1.00     4018.75    C
080712180       POWER AUXILIARY MODULE (FUEL      S&S          5463-034           SU--MCCCABD           1.00     1049.78    C
                CONTROL SYSTEM)
080712181       DPDT RELAY, BENTLEY NEVEDA        S&S          01200024           SU--MCCCABD           2.00      148.08    C
080712182       SIO VER 4.4, FUEL CONTROL         S&S          5461-644           SU--MCCCABD           1.00     3196.24    C
080712200       DISCRETE OUTPUT, FUEL CONTROL     S&S          5462-758           SU--MCCCABD           1.00     1829.24    C
080712201       DPS 3/DT, FUEL CONTROL            S&S          5462-944           SU--MCCCABD           1.00     3196.24    C
080712202       DUAL TRACKING FILTER W/ MOO       S&S          41590-XX-(A)       SU--MCCCABD           2.00     2470.42    C
                154647-01
080712203       AUX MEMORY MODULE, SEQ            S&S          5463-564           SU--MCCCABD           2.00     1875.90    C
080712204       DSC MASTER CO-CPU, FULE CONT.     S&S          5463-562           SU--MCCCABD           2.00     5284.69    C
080712205       TRANSCEIVER, SEQ.                 S&S          5461-648           SU--MCCCABD           1.00     1002.88    C
080712206       GASKET, HP SPEED PICK-UP          S&S          J219PO4A           SU--SECA3             2.00       14.24    C
080712207       HARNESS, T44 TOP RIGHT            S&S          L35167P01          SU--SECA3             2.00    14201.88    C
080712208       4-20 CURRENT OUTPUT FUEL          S&S          5463-482           SU--MCCCABD           1.00     2471.70    C
                CONTROL
080712209       CABLE ACCELEROMETER               S&S          L28255PO1          SU--MCCCABD           1.00     5418.00    C
080712210       CABLE ACCELEROMETER               S&S          L28255PO2          SU--MCCCABD           1.00     5418.00    C
080712211       GASKET, CIT SENSOR                S&S          L28124PO1          SU-SECA2              1.00        8.30    C
080712212       SIGHT GUAGE, FLAME VIEW POC.      S&S          L3600OG02          SU--MCCCABD           3.00     2902.19    C
080712213       MASTER CPU (SEQ), SEQ             S&S          5463-563           SU--MCCCABD           1.00     4108.94    C
080712214       PROXIMITY EXTENSION CABLE 4.5     S&S          21747-045-01       SU--MCCCABD           1.00       73.70    C
                METERS
080712216       SPEED SENSOR, L.P. ROTOR          S&S          9303M65P01         SU--SECA2             1.00     3760.24    C
080712217       HIGH TEMPERATURE ACCEL EXT        S&S          83387-100          SU--MCCCABD           1.00     2564.10    C
                CABLE
080712219       LABEL-MODULE IDENT A-O THRU       S&S          3081-275           SU--MCCCABD           1.00        4.50    C
                A-16
080712220       7200 SERIES DUAL PLANE VIB MON    S&S          72850-01-04-01-    SU--MCCCABD           1.00     1065.82    C
080712221       7200 SERIES SINGLE PLANE VIB      S&S          72200-XX-XX-XX-    SU--MCCCABD           2.00     2355.70    C
                MON WITH L.P.C
080712222       B CHANNEL INPUT, SEQ.             S&S          5463-581           SU--MCCCABD           1.00     3344.94    C
080712223       TRANSDUCER VSV & VBV (LVDT)       S&S          9153M75P02         SU--SECB2             1.00     3791.23    C
080712224       DISCRETE INPUT, FUEL CONTROL      S&S          5462-757           SU--MCCCABD           1.00     1598.12    C
080712226       SENSOR, FLAME                     S&S          L28490P02          SU--SECA2             1.00     5749.64    C
080712227       4 CHANNEL FINAL DRIVER FUEL       S&S          5463-305           SU--MCCCABD           1.00     2420.63    C
                CONTROL
080712228       HIGH TEMPERATURE ACCEL EXT.       S&S          83387-065          SU--MCCCABD           1.00         .00    C
                CABLE
080712229       8 CHANNEL T/L, FUEL CONTROL       S&S          5462-948           SU--MCCCABD           1.00     4172.07    C
080712230       SPEED SENSOR, FUEL CONTROL        S&S          5462-718           SU--MCCCABD           1.00     4172.07    C
080712231       GASKET T44 HARNESS                S&S          1030M59P01         SU--SECA3             4.00      116.40    C
080712232       TRANSDUCER, SPEED P/U             S&S          L31225P03          SU--SECB2             1.00     9705.48    C
080712233       HARNESS, T44 BOTTOM LEFT          S&S          L35173P01          SU--SECA3             1.00     6391.20    C
080712234       DSC MASTER CPU, FUEL CONTROL      S&S          5463-561           SU--MCCCABD           2.00     8268.21    C
080712235       GASKET, CIT SENSOR'S              S&S          9053M62P02         SU--SECA3             1.00        1.65    C
080712236       LABELL-MODULE IDENT 1-17 THU      S&S          3060-18            SU--MCCCABD           1.00        5.00    C
                A32
080712237       HARNESS, T44 BOTTOM RIGHT         S&S          L35169P01          SU--SECA3             2.00    12782.40    C
080712238       7200 SRS SGL PLANE VIB MON        S&S          72200-XX-XX-XX-    SU--MCCCABD           2.00     2490.89    C
                W/MOD 154378-01
080712240       SHIM LP SPEED SENSOR              S&S          9107H55P01         SU--SECA2             2.00       21.72    C
080712241       FUSE 15A                          BALDWI       OT15               SU--MCCCABD          10.00        5.50    C
080712242       FUSE 1-8/10 A                     BALDWI       TRM1-8/10          SU--MCCCABD           2.00        3.38    C
080712243       FUSE 35A                          BALDWI       OT35               SU--MCCCABD          10.00        9.00    C
080712244       FUSE 5A                           BALDWI       ATH5               SU--MCCCABD           2.00        8.24    C
080712245       FUSE 20A                          BALDWI       ATHR20             SU--MCCCABD           8.00       32.88    C
080712246       FUSE                              S&S          KTK-10             SU--MCCCABD           3.00       14.04    C
080712247       FUSE 1A                           BALDWI       ATH1               SU--MCCCABD           2.00        3.38    C

12-09-97                  Syracuse University Inventory Catalog

Spare Part      Description                     Supplier #   Supp Part #         Location      QOH at Loc     Total Cost   ABC Flag
----------      -----------                     ----------   -----------         --------      ----------     ----------   --------
080712248       FUSE 5-6/10 A                   BALDWI       TRM5-6/10           SU--MCCCABC         9.00     15.21        C
080712251       FUSE 3-2/10 A                   BALDWI       TRM3-2/10           SU--MCCCABC        10.00     16.90        C
080712252       FUSE                            S&S          KTK-8               SU--MCCCABC        10.00     46.80        C
080712253       FUSE 7A                         BALDWI       TRS7R               SU--MCCCABC        10.00     42.50        C
080712254       FUSE 2A                         BALDWI       BBS-2               SU--MCCCABC         9.00     15.75        C
080712255       FUSE 1-6/10 A                   BALDWI       ATQ1-6/10           SU--MCCCABC        10.00     45.70        C
080712256       FUSE 2A                         BALDWI       KLDR-2              SU--MCCCABC         8.00     43.20        C
080712257       FUSE 12A                        BALDWI       ATM12               SU--MCCCABC        10.00     37.00        C
080712258       FUSE 20A                        BALDWI       OT20                SU--MCCCABC         3.00      1.65        C
080712259       FUSE                            S&S          KTK-20              SU--MCCCABC         9.00     43.65        C
080712260       FUSE 15A                        BALDWI       TRM15               SU--MCCCABC        20.00     31.60        C
080712261       FUSE 15A                        BALDWI       ATM15               SU--MCCCABC        10.00     37.00        C
080712262       FUSE 10A                        BALDWI       ATM10               SU--MCCCABC        10.00     37.00        C
080712263       FUSE 1-1/2A                     BALDWI       KLDR-1-1/2          SU--MCCCABC        10.00     54.00        C
080712264       FUSE 1/2A                       BALDWI       3AB1/2A326          SU--MCCCABC         7.00      8.75        C
080712265       FUSE 4A                         BALDWI       KLDR-4              SU--MCCCABC         5.00     29.00        C
080712266       FUSE .5A                        BALDWI       TRM.5               SU--MCCCABC         4.00      6.76        C
080712267       FUSE 20A                        BALDWI       TRM20               SU--MCCCABC         9.00     14.22        C
080712268       FUSE                            S&S          KTK-2               SU--MCCCABC         6.00     28.08        C
080712269       FUSE 3A                         BALDWI       KLDR-3              SU--MCCCABC        10.00     54.00        C
080712270       FUSE 2-1/4 A                    BALDWI       TRM2-1/4            SU--MCCCABC        10.00     16.90        C
080712271       FUSE 3-1/2 A                    BALDWI       TRM3-1/2            SU--MCCCABC         6.00     10.14        C
080712272       FUSE 3A                         BALDWI       TRM3                SU--MCCCABC        10.00     16.90        C
080712273       FUSE                            S&S          KTK-5               SU--MCCCABC         4.00     18.72        C
080712274       FUSE 7A                         BALDWI       TRM7                SU--MCCCABC        10.00     15.80        C
080712275       FUSE 8A                         BALDWI       ATM8                SU--MCCCABC        10.00     37.00        C
080712276       FUSE 2A                         BALDWI       TRM2                SU--MCCCABC         9.00     15.21        C
080712277       FUSE 2.5A                       BALDWI       TRM2.5              SU--MCCCABC        10.00     16.90        C
080712278       FUSE 3A                         BALDWI       OT3                 SU--MCCCABC         8.00      4.64        C
080712279       T 2.5 OFF-ENGINE CABLE, TC      S&S          L43013P02           SU--MCCCABD         1.00   3149.38        C
                (20FT)
                                                GE           L43013P02
080712280       GASKET, FLAME SENSOR            S&S          9609M43P05          SU--SECB2           4.00      1.28        C
                SIGHTGLASS
080712281       GASKET, T3 SENSOR               S&S          MS9372-029          SU--MCCCABD         5.00     14.45        C
080712282       WOODWARD BUFFER BOARD 5500-558  S&S          5500-558            SU--MCCCABD         1.00    333.00        C
080712283       GASKET, FLAME SENSOR            S&S          L43073P01           SU--SECA2           3.00     43.71        C
080714002       CARTRIDGE FILTER                S&S          LM0105-3/4          SU--SECL3           3.00     31.98        C
080714003       REPAIR KITS, FISHER             S&S          R1066SRX752         SU--SECD1           5.00    155.48        C
080714005       OFF LINE WTR WASH TANK          S&S          951101MA            SU--SECL3           1.00    344.10        C
                PRESSURE RELIEF VALVE
080717001       RADIAL DRIVE BOOT L43641P02     S&S          RADIAL DRIVE BO     SU--SECA4           1.00    795.20        C
080717002       ACC GRBX HAND JACK COVER        S&S          J221P134            SU--SECA4           4.00      5.32        C
                GASKET
080717006       O-RING (FUEL GAS MANIFOLD)      S&S          J221P019            SU--SECA2          29.00     11.75        C
080717016       SHAFT SEAL ASSEMBLY, TGB        S&S          L21431G01           SU--SECB2           1.00    229.36        C
090107001       VORTEX FLOW METER               NICE         VBAR-FV-08-1-40     SU--SECH1           1.00   2195.00        C
090107002       VORTEX FLOW METER               NICE         VBAR-FV-08-1-40     SU--SECH1           1.00   2195.00        C
090107003       VORTEX FLOW METER               NICE         VBAR-FV-06-2-40     SU--SECH1           1.00   2895.00        C
090107004       VORTEX FLOW METER               NICE         VBAR-FV-06-1-40     SU--SECH1           1.00   2195.00        C
090107004       DWYER #2005 MAGNEHELIC          ACI          DWYER #2005         SU--MCCCABB         1.00     44.90        C




SCHEDULE 1, Continued

12-09-97                  Syracuse University Inventory Catalog

Spare Part      Description                     Supplier #   Supp Part #         Location      QOH at Loc     Total Cost   ABC Flag
----------      -----------                     ----------   -----------         --------      ----------     ----------   --------
                GUAGE/RANGE 0-5" WC
090202006       1/2" L.M. SPEC. #150026           ACI         4-1/2" USG 1981     SU--MCCCABB    2.00           178.20       C
090202007       1/2" L.M. SPEC. #150027           ACI         4-1/2" USG 1981     SU--MCCCABB    1.00            83.24       C
090202021       1/2" L.M. SPEC. #150009           ACI         4-1/2" USG 1980     SU--MCCCABB    3.00           150.15       C
090202022       1/2" L.M. SPEC. #150034           ACI         4-1/2" USG 1981     SU--MCCCABB    2.00           193.70       C
090202023       1/2" L.M. SPEC. #150029           ACI         4-1/2" USG 1981     SU--MCCCABB    2.00           166.48       C
090202026       BELLOFRAM TYPE 50                 ACI         #241-960-069-00     SU--MCCCABB    2.00            77.20       C
                REGULATOR/DRIPWELL 0-120 PSI
090202031       BELLOFRAM TYPE 50                 ACI         #241-960-067-00     SU--SECK3      1.00            38.60       C
                REGULATOR/DRIPWELL 0-30 PSI
090202032       1/4" L.M. SPEC. #47104            ACI         2-1/2" USG V500     SU--MCCCABB    2.00            19.46       C
090202033       BELLOFRAM TYPE 50                 ACI         #241-960-068-00     SU--SECK3      2.00            77.20       C
                REGULATOR/DRIPWELL 0-60 PSI
090202039       1/2" L.M. SPEC. #150024           ACI         4-1/2" USG 1981     SU--MCCCABB    2.00           166.48       C
090202044       1/4" STAINLESS BONNET VALVE       ACI         4Z-V6LR-G-SS        SU--SECH3      1.00            92.00       C
090202054       1/2" STAINLESS VALVE              ACI         8Z-B8LJ-SSP-OZ      SU--SECH3      1.00           135.99       C
090202055       1/2 STAINLESS NEEDLE VALVE        ACI         8ZV8L NSS           SU--SECH3      2.00           120.96       C
090202056       1/2" STAINLESS VALVE              ACI         8Z8LJSSPKY          SU--SECH3      1.00           120.88       C
090405003       LAMP ASSEMBLY, SILICA ANALYZER    HACH        4011.33             SU--MCCCABA    1.00            14.66       C
090503044       2.5" GUAGE, 0-2000 PSI, PHOS      ACI         147197              SU--RILEY      6.00           161.46       C
                PHP
                                                                                                             954683.70

Page 24

                                  SCHEDULE 2

                             PROPRIETARY DOCUMENTS

1.  Maintenance Software "Gpmate"

2.  Training Software "Tris"

3.  Performance Tracking Software "PPIMS"

4.  Vibration Analysis Software "Entek Monitor"

5.  Chemistry Trending Software "Vantage"

6.  LM 5000 Training Program "TSI Energy"

7.  GE Safety and Regulatory Compliance Manual

8.  GE Predictive Maintenance Manual

9.  GE Training Manual

10. GE Administrative Manual

11. GE Transportation Directory

12. GE Employee Handbook

SCHEDULE 3

                             APPROVED CONTRACTORS

Gas Generator
-------------
1. Air New Zealand
2. IHI
3. General Electric Company
4. MTU Motoren-und Turbinen-Union

Power Turbine
--------------
1. European Gas Turbines Ltd. Industrial Products
2. S&S Energy Products
3. General Electric Company

SCHEDULE 4
                              TERMINATION FEE

          ------------------------------------------------------
                                              NPV of POA
                Date of Termination          O&M CONTRACT
          ------------------------------------------------------
                     6/30/98                  $6,972,537
          ------------------------------------------------------
                     6/30/99                  $6,366,003
          ------------------------------------------------------
                     6/30/00                  $5,741,181
          ------------------------------------------------------
                     6/30/01                  $5,097,428
          ------------------------------------------------------
                     6/30/02                  $4,434,070
          ------------------------------------------------------
                     6/30/03                  $3,750,401
          ------------------------------------------------------
                     6/30/04                  $3,045,678
          ------------------------------------------------------
                     6/30/05                  $2,319,120
          ------------------------------------------------------
                     6/30/06                  $1,569,906
          ------------------------------------------------------
                     6/30/07                  $  797,170
          ------------------------------------------------------
                     4/1/08                   $        0
          ------------------------------------------------------